1933 Act Registration No. 33-02633
                                          1940 Act File No. 811-4552

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
   Post-Effective Amendment No. 44                             [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[X]
   Amendment No. 45                                            [X]

               LIBERTY-STEIN ROE FUNDS INCOME TRUST
         (Exact Name of Registrant as Specified in Charter)

        One Financial Center, Boston, Massachusetts     02111
         (Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:  1-800-338-2550

         William J. Ballou             Cameron S. Avery
         Secretary                     Bell, Boyd & Lloyd LLC
         Liberty-Stein Roe             Three First National Plaza
            Funds Income Trust         70 W. Madison Street, Suite 3300
         One Financial Center            Chicago, Illinois 60602
         Boston, Massachusetts 02111
                (Name and Address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on November 1, 2001 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date)pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check the following box:

[  X  ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has previously elected to register pursuant to Rule 24f-2 an indefinite number of shares of beneficial interest of the following series:
Stein Roe Income Fund, Stein Roe Cash Reserves Fund, Stein Roe Intermediate Bond Fund, and Stein Roe High Yield Fund.

This amendment to the Registration Statement has also been signed by SR&F Base Trust.

                           Stein Roe Intermediate Bond Fund
                                 Stein Roe Income Fund
                              Stein Roe High Yield Fund

           Supplement to Prospectus and Statement of Additional Information
                            dated November 1, 2001

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the above referenced Funds' investment advisor (Liberty Financial Affiliate), announced that Fleet National Bank agreed to acquire Liberty Financial's asset management business, including each of the Liberty Financial Affiliates. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of the Liberty Financial Affiliate and, therefore, an assignment of its investment advisory and sub-advisory contract with the Funds. The assignment of this contract generally requires shareholder approval under the Investment Company Act of 1940. Consequently, the Liberty Financial Affiliates obtained approval of new contracts from the Trust's Board of Trustees and from shareholders of the Funds. The new contract is identical to the current contract in all respects except for its effective and termination dates and certain other minor provisions. The new contract has no effect on the contractual advisory or sub-advisory fee rates payable by the Funds.


                                                            November 1, 2001

STEIN ROE TAXABLE BOND FUNDS

      Intermediate Bond Fund, Class S
      Income Fund, Class S
      High Yield Fund, Class S

BOND FUNDS

PROSPECTUS
NOV. 1, 2001

ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

STEIN ROE MUTUAL FUNDS
Sensible Risks.  Intelligent Investments.(SM)

Each Fund section discusses the following topic specific to that fund:
Investment Goals; Principal Investment Strategies; Principal Investment Risks; Fund Performance; and Your Expenses.

Please keep this prospectus as your reference manual.

3        Intermediate Bond Fund, Class S

8        Income Fund, Class S

13       High Yield Fund, Class S

18       Financial Highlights


21       Your Account

                Purchasing Shares
                Opening an Account
                Determining Share Price
                Selling Shares
                Exchanging Shares
                Fund Policy on Trading of Fund Shares
                Reporting to Shareholders
                Dividends and Distributions

29       Other Investments and Risks

                 Initial Public Offerings
                 Derivative Strategies
                 Mortgage-Backed Securities
                 Asset-Backed Securities
                 When-Issued Securities and Forward Commitments
                 Zero Coupon Securities
                 Payable-In-Kind Bonds
                 Illiquid Investments
                 Portfolio Turnover
                 Temporary Defensive Positions
                 Interfund Lending Program

32       The Funds' Management

                 Investment Advisor
                 Portfolio Managers
                 Master/Feeder Fund Structure

THE FUNDS
INTERMEDIATE BOND FUND, CLASS S

INVESTMENT GOALS The Fund seeks its total return by pursuing current income and opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests all of its assets in SR&F
         Intermediate Bond Portfolio (Portfolio) as part of a master fund/feeder fund structure. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including:

          - debt securities issued by the U.S. government; these include U.S. treasury securities and agency securities; agency securities include certain mortgage-backed securities, which represent interests in pools of mortgages,

          -    debt securities of corporations, and

          - mortgage-backed securities and asset-backed securities issued by private (non-governmental) entities.

         The Portfolio will invest at least 60% of its net assets in higher-quality debt securities that are at the time of purchase:

          -    rated at least A by Standard & Poor's,
          -    rated at least A by Moody's Investors Service, Inc.,
          - given a comparable rating by another nationally recognized rating agency, or
          - unrated securities that Stein Roe believes to be of comparable quality.

         The Portfolio may invest up to 20% of its net assets in lower-rated debt securities. These securities are sometimes referred to as "junk bonds" and are at the time of purchase:

          -    rated below BBB by Standard & Poor's,
          -    rated below Baa by Moody's Investors Service, Inc.,
          - given a comparable rating by another nationally recognized rating agency, or
          - unrated securities that Stein Roe believes to be of comparable quality.

         Normally, the Portfolio expects to maintain a dollar-weighted average effective maturity of three to ten years.

         The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

         The portfolio manager has wide flexibility to vary the allocation among different types of debt securities based on his judgment of which types of securities will outperform the others. In determining whether to buy or sell securities, the portfolio manager evaluates relative values of the various types of securities in which the Portfolio can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio manager may be required to sell portfolio investments to fund redemptions.

         Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investments and Risks."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

         Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

         Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

         Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

         Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

         Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

         Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")

         An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         WHO SHOULD INVEST IN THE FUND?

         You may want to invest in Intermediate Bond Fund if you:
          - are looking for a higher level of return potential than generally offered by short-term money market securities in exchange for an increased level of risk
          - want a mix of government bonds, corporate bonds, and asset-backed securities that the portfolio manager believes offers a balance of current income and total return
          - are a long-term investor looking to diversify your investment portfolio by investing in fixed-income securities

         Intermediate Bond Fund is not appropriate for investors who:
          -    want to avoid volatility or possible losses
          -    are not interested in generating taxable current income

    FUND PERFORMANCE The following charts show the Fund's performance for the past 10 calendar years through Dec. 31, 2000. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.




         YEAR-BY-YEAR TOTAL RETURNS

         Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]
                           YEAR-BY-YEAR TOTAL RETURNS
--------------------------------------------------------------------------------

     20%                                            16.84%
     15%  15.10%
     10%                      9.17%                                      9.29%                          10.77%
      5%             7.69%                                     4.52%                6.42%
      0%                                                                                       1.27%
     -5%                                -2.55%
--------------------------------------------------------------------------------------------------------------
          1991       1992      1993       1994       1995      1996       1997      1998       1999      2000
--------------------------------------------------------------------------------------------------------------


[/bar chart]
[  ] Intermediate Bond Fund

The Fund's year-to-date total return through Sept. 30, 2001, was +8.31%.

For period shown in bar chart:

Best quarter:  2nd quarter 1995, +5.24%


Worst quarter:  1st quarter 1994, -2.19%

         AVERAGE ANNUAL TOTAL RETURNS

         Average annual total returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. Beginning in 2001, the Fund's benchmark was changed to the Lehman Brothers Aggregate Bond Index. Previously, the Fund's returns were compared to the Lehman Brothers Intermediate Government/Credit Bond Index. The advisor believes that Lehman Brothers Aggregate Bond Index more accurately reflects the type of securities in which the Portfolio invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Lehman Brothers Aggregate Bond Index, as well as the Fund's previous benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                         PERIODS ENDING DEC. 31, 2000
                                                     -----------------------------------
                                                     1 YR          5 YR           10 YR
----------------------------------------------------------------------------------------
Intermediate Bond Fund                               10.77%        6.40%          7.71%
Lehman Brothers Intermediate Government/Credit
   Bond Index*                                       10.12%        6.11%          7.36%
Lehman Brothers Aggregate Bond Index*
                                                     11.63%        6.46%          7.96%



           *The Lehman Brothers Intermediate Government/Credit Bond Index and Lehman Brothers Aggregate Bond Index are unmanaged groups of securities that differ from the Fund's composition; they are not available for direct investment.

    YOUR EXPENSES This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

                       ANNUAL FUND OPERATING EXPENSES(b)
--------------------------------------------------------------------------------

        (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
        Management fee(c)                                             0.50%
        Distribution and service (12b-1) fees                         None
        Other expenses                                                0.22%
--------------------------------------------------------------------------------
        TOTAL ANNUAL FUND OPERATING EXPENSES                          0.72%


         (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
         (b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administration costs such as furnishing the Fund with offices and providing tax and compliance services.

         (c) The Portfolio pays a management fee of 0.35% and the Fund pays an administration fee of 0.15%.


         EXPENSE EXAMPLE

         This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:
          -    $10,000 initial investment
          -    5% total return each year
          -    Fund operating expenses remain the same
          -    redemption at the end of each time period

         Your actual costs may be higher or lower because in reality fund returns and other expenses change. This example reflects expenses of both the Fund and the Portfolio. Expenses based on these assumptions are:


                                EXPENSE EXAMPLE
--------------------------------------------------------------------------------
                                  1 yr      3 yrs      5 yrs       10 yrs
--------------------------------------------------------------------------------
Intermediate Bond Fund            $74       $230       $401         $894

THE FUNDS
INCOME FUND, CLASS S

INVESTMENT GOALS The Fund seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests all of its assets in SR&F
         Income Portfolio (Portfolio) as part of a master fund/feeder fund structure. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including:

          - debt securities issued by the U.S. government; these include U.S. treasury securities and agency securities; agency securities include certain mortgage-backed securities, which represent interests in pools of mortgages,


          -    debt securities of corporations,


          - mortgage-backed securities and asset-backed securities issued by private (non-governmental) entities, and
          - dollar-denominated debt securities issued by foreign governments and corporations.

          At least 60% of total assets are medium- or higher-quality securities that are at the time of purchase:

          -    rated at least BBB by Standard & Poor's,
          -    rated at least Baa by Moody's Investors Service, Inc.,
          - given a comparable rating by another nationally recognized rating agency, or
          - unrated securities that Stein Roe believes to be of comparable quality.

         The Portfolio may invest up to 40% of its total assets in lower-rated or unrated debt securities. These securities are sometimes referred to as "junk bonds" and are at the time of purchase:

          -    rated below BBB by Standard & Poor's,
          -    rated below Baa by Moody's Investors Service, Inc.,
          - given a comparable rating by another nationally recognized rating agency, or
          - unrated securities that Stein Roe believes to be of comparable quality.

         The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

         The portfolio managers have wide flexibility to vary the allocation among different types of debt securities based on their judgment of which types of securities will outperform the others. In determining whether to buy or sell securities, the portfolio managers evaluate relative values of the various types of securities in which the Portfolio can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio managers may be required to sell portfolio investments to fund redemptions.

         Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investments and Risks."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

          Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

          Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

          Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

          Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

          An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

          Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

          Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

          Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")

          An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO SHOULD INVEST IN THE FUND?

          You may want to invest in Income Fund if you:
          - want the higher return and income potential offered by high-yield bonds, but want to balance their greater risk with a substantial portion of the Portfolio invested in investment-grade bonds
          -    want a balance between return potential and capital preservation
          - are a long-term investor looking to diversify your portfolio by investing in fixed-income securities

         Income Fund is not appropriate for investors who:
          -    are saving for a short-term investment
          -    want to avoid volatility or possible losses
          -    are not interested in generating taxable current income

    FUND PERFORMANCE The following charts show the Fund's performance for the past 10 calendar years through Dec. 31, 2000. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.




         YEAR-BY-YEAR TOTAL RETURNS

         Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]
                           YEAR-BY YEAR TOTAL RETURNS
--------------------------------------------------------------------------------

     20%
     15%  17.18%                                     19.74%
     10%                       13.38%
      5%             9.11%                                                9.58%                          9.82%
      0%                                                       4.82%                4.00%
     -5%                                  -3.83%                                               1.23%
--------------------------------------------------------------------------------------------------------------
          1991       1992      1993       1994       1995      1996       1997      1998       1999      2000
--------------------------------------------------------------------------------------------------------------


[/bar chart]
[  ] Income Fund

The Fund's year-to-date total return through Sept. 30, 2001, was +7.36%.

For period shown in bar chart:

Best quarter:  2nd quarter 1995, +6.52%


Worst quarter:  1st quarter 1994, -3.18%

         AVERAGE ANNUAL TOTAL RETURNS

         Average annual total returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. We compare the Fund's returns with returns for the Lehman Brothers Intermediate Credit Bond Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                          PERIODS ENDING DEC. 31, 2000
                                       -----------------------------------
                                       1 YR          5 YR           10 YR
--------------------------------------------------------------------------------
Income Fund                             9.82%        5.84%         8.29%
Lehman Brothers Intermediate Credit
Bond Index*                             9.46%        5.99%         8.07%


           *The Lehman Brothers Intermediate Credit Bond Index is an unmanaged group of securities that differs from the Fund's composition; it is not available for direct investment.

    YOUR EXPENSES This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

                       ANNUAL FUND OPERATING EXPENSES(b)
--------------------------------------------------------------------------------

        (expenses that are deducted from Fund assets)
        ------------------------------------------------------------------------
        Management fee(c)                                             0.61%
        Distribution and service (12b-1) fees                         None
        Other expenses                                                0.25%
        ------------------------------------------------------------------------
        TOTAL ANNUAL FUND OPERATING EXPENSES                          0.86%


         (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

         (b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administration costs such as furnishing the Fund with offices and providing tax and compliance services.

         (c) The Portfolio pays a management fee of 0.48% and the Fund pays an administration fee of 0.13%.

         EXPENSE EXAMPLE

         This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:
         -    $10,000 initial investment
         -    5% total return each year
         -    Fund operating expenses remain the same
         -    redemption at the end of each time period

         Your actual costs may be higher or lower because in reality fund returns and other expenses change. This example reflects expenses of both the Fund and the Portfolio. Expenses based on these assumptions are:


                                EXPENSE EXAMPLE
--------------------------------------------------------------------------------

                          1 yr      3 yrs      5 yrs      10 yrs
--------------------------------------------------------------------------------
Income Fund               $88       $274       $477       $1,061

THE FUNDS
HIGH YIELD FUND, CLASS S

INVESTMENT GOALS The Fund seeks its total return by investing for a high level of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests all of its assets in SR&F High
         Yield Portfolio (Portfolio) as part of a master fund/feeder fund structure. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, high-risk bonds. These securities are rated at the time of purchase:

         -    below BBB by Standard & Poor's,
         -    below Baa by Moody's Investors Service, Inc.,
         - with a comparable rating by another nationally recognized rating agency, or
         - unrated securities that Stein Roe believes to be of comparable quality.

         The Portfolio may invest in any type of debt securities, including corporate bonds and mortgage-backed and asset-backed securities.

         The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

         Although the Portfolio will invest primarily in debt securities, the Portfolio may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks.

         In determining whether to buy or sell securities, the portfolio managers evaluate relative values of the various types of securities in which the Portfolio can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio managers may be required to sell portfolio investments to fund redemptions. The Portfolio may invest in securities of any maturity.

         Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investments and Risks."

         PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

         Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

         Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

         Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

         Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

         An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")

         An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         WHO SHOULD INVEST IN THE FUND?

         You may want to invest in High Yield Fund if you:
         - want the high return potential associated with investing in lower-rated bonds and can tolerate the high level of risk associated with such securities
         - are a long-term investor looking to diversify your investment portfolio with high-yield, high-risk fixed-income securities

         High Yield Fund is not appropriate for investors who:
         -    are saving for a short-term investment
         -    want a relatively low-risk fixed-income investment
         -    want to avoid volatility or possible losses
         -    are not interested in generating taxable current income

    FUND PERFORMANCE The following charts show the Fund's performance for calendar years through Dec. 31, 2000. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.





         YEAR-BY-YEAR TOTAL RETURNS

         Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.


         [bar chart]


                               YEAR-BY-YEAR TOTAL
                                    RETURNS
--------------------------------------------------------------------------------

              15%  15.84%
              10%                         8.21%
               5%             4.30%
               0%
              -5%
             -10%                                     -9.52%
--------------------------------------------------------------------------------
                    1997       1998        1999        2000
--------------------------------------------------------------------------------


        [/bar chart]
        [  ] High Yield Fund

        The Fund's year-to-date total return through Sept. 30, 2001, was -3.87%.

        For period shown in bar chart:

        Best quarter:  2nd quarter 1997, +6.38%


        Worst quarter:  4th quarter 2000, -6.56%


     AVERAGE ANNUAL TOTAL RETURNS

         Average annual total returns are a measure of the Fund's average performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. We compare the Fund's returns with returns for the Merrill Lynch High Yield Master II Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.

                          AVERAGE ANNUAL TOTAL RETURNS



                                              PERIODS ENDING DEC. 31, 2000
                                          --------------------------------------
                                                           SINCE INCEPTION
                                          1 YR             (NOV. 1, 1996)
--------------------------------------------------------------------------------
High Yield Fund                           -9.52%                4.79%
Merrill Lynch High Yield Master II
   Index*                                 -5.12%                3.77%


           *The Merrill Lynch High Yield Master II Index is an unmanaged group of securities that differs from the Fund's composition; it is not available for direct investment. Performance information is from Oct. 31, 1996.

    YOUR EXPENSES This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.


                       ANNUAL FUND OPERATING EXPENSES(b)
--------------------------------------------------------------------------------
        (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
        Management fee(c)(d)                                             0.65%
        Distribution and service (12b-1) fees                            None
        Other expenses                                                   0.60%
--------------------------------------------------------------------------------
        TOTAL ANNUAL FUND OPERATING EXPENSES(d)                          1.25%




         (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
         (b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administration costs such as furnishing the Fund with offices and providing tax and compliance services.
         (c) The Portfolio pays a management fee of 0.50% and the Fund pays an administration fee of 0.15%.

         (d) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. As a result, the actual management fee would be 0.40% and total annual fund operating expenses would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.


         EXPENSE EXAMPLE

         This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

         -    $10,000 initial investment
         -    5% total return each year
         -    Fund operating expenses remain the same
         -    redemption at the end of each time period

       Your actual costs may be higher or lower because in reality fund returns and other expenses change. This example reflects expenses of both the Fund and the Portfolio. Expense reimbursements are in effect for the first year in the periods below. Expenses based on these assumptions are:


                                EXPENSE EXAMPLE
--------------------------------------------------------------------------------
                                   1 yr      3 yrs      5 yrs       10 yrs
--------------------------------------------------------------------------------
High Yield Fund                    $127      $397       $686        $1,511

FINANCIAL HIGHLIGHTS


         The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years or since inception (if shorter), which run from July 1 to June 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Funds' annual report. You can request a free annual report by calling 1-800-338-2550.


INTERMEDIATE BOND FUND

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                                    Year ended June 30,
                                                               ----------------------------------------------------------
                                                                  2001          2000         1999       1998        1997
NET ASSET VALUE, BEGINNING OF PERIOD                           $  8.41       $  8.63     $   8.97    $   8.74   $   8.58
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         0.62          0.60         0.56        0.58       0.60
Net realized and unrealized gain (loss) on investments
                                                                  0.43         (0.22)       (0.33)       0.23       0.17
   Total from Investment Operations                               1.05          0.38         0.23        0.81       0.77

 DISTRIBUTIONS DECLARED TO SHAREHOLDERS
 From net investment income                                      (0.62)        (0.60)       (0.57)      (0.58)     (0.61)

NET ASSET VALUE, END OF PERIOD                                 $  8.84       $  8.41     $   8.63    $   8.97   $   8.74
-------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                   12.86%        4.62%       2.60%    9.51%        9.31%(b)

RATIOS TO AVERAGE NET ASSETS
Expenses                                                            0.72%        0.72%       0.72%    0.72%       0.73%
Net Investment Income                                               7.14%        7.16%       6.31%    6.51%       6.97%(b)
Waiver/reimbursement                                                  ---          ---         ---     ---           0.02%
Portfolio turnover rate                                               ---          ---         ---   138%(c)       210%(c)

---------------------------------------------------------------------------------------------------------------------------
Net assets end of period (000's)                                 $514,068     $406,216    $431,123    $437,456    $328,784




(a) Per share data was calculated using average shares outstanding during the period.
(b)  Computed giving effect to Advisor's expense limitation undertaking.
(c)  Prior to commencement of operations of the Portfolio.
(d)  Total return at net asset value assuming all distributions reinvested.

INCOME FUND

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                                    Year ended June 30,
                                                              -------------------------------------------------------------
                                                                 2001        2000        1999        1998         1997
NET ASSET VALUE, BEGINNING OF PERIOD                          $  9.15     $  9.41    $  10.03    $   9.88     $   9.63
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

Net investment income(a)                                         0.69        0.70        0.67        0.69         0.70
Net realized and unrealized gain (loss) on investments           0.39       (0.26)      (0.62)       0.15         0.25
   TOTAL FROM INVESTMENT OPERATIONS                              1.08        0.44        0.05        0.84         0.95

 DISTRIBUTIONS DECLARED TO SHAREHOLDERS

    From net investment income                                  (0.69)      (0.70)      (0.67)      (0.69)       (0.70)

NET ASSET VALUE, END OF PERIOD                                $  9.54     $  9.15    $   9.41    $  10.03     $   9.88
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                 12.20%       4.92%       0.52%          8.72%    10.34%(b)

RATIOS TO AVERAGE NET ASSETS

Expenses                                                         0.86%       0.86%       0.84%          0.83%        0.84%
Net investment income                                            7.32%       7.58%       6.91%          6.89%     7.26%(b)
Waiver/reimbursement                                               ---         ---         ---            ---        0.01%
Portfolio turnover rate                                            ---         ---         ---     59%(c)          138%(c)
--------------------------------------------------------------------------------------------------------------------------
Net assets end of period (000's)                              $266,091    $227,090    $294,640      $448,403      $375,272



(a) Per share data was calculated using average shares outstanding during the period.
(b)  Computed giving effect to Advisor's expense limitation undertaking.
(c)  Prior to commencement of operations of the Portfolio.
(d)  Total return at net asset value assuming all distributions reinvested.

HIGH YIELD FUND

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                                                             Period
                                                                                                             ending
                                                                                                              June
                                                                        Year ended June 30,                    30,
                                                           -----------------------------------------------------------
                                                            2001       2000(f)       1999         1998       1997(a)
NET ASSET VALUE, BEGINNING OF PERIOD                       $  9.15    $  10.15     $ 11.00    $  10.54     $ 10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

Net investment income(b)                                      0.86        1.05        0.85        0.85        0.52
Net realized and unrealized gain (loss) on investments       (1.30)      (0.99)      (0.53)       0.61        0.54
TOTAL FROM INVESTMENT OPERATIONS                             (0.44)       0.06        0.32        1.46        1.06

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.86)      (1.06)      (0.85)      (0.85)      (0.52)
From realized gains                                             --          --       (0.32)      (0.15)         --
  TOTAL DISTRIBUTIONS DECLARED TO SHAREHOLDERS               (0.86)      (1.06)      (1.17)      (1.00)      (0.52)

NET ASSET VALUE, END OF PERIOD                             $  7.85      $ 9.15     $ 10.15    $  11.00    $  10.54
----------------------------------------------------------------------------------------------------------------------
Total return(c)(g)                                           (4.99)%      0.45%       3.50%      14.38%      10.88%(d)

RATIOS TO AVERAGE NET ASSETS

Expenses                                                      1.00%       1.00%       1.00%        1.00%      1.00%(e)
Net investment income                                        10.14%      10.66%       8.23%        7.79%      8.05%(e)
Waiver/reimbursement                                          0.25%       0.20%       0.22%        0.32%      1.29%(e)
Net assets end of period (000's)                           $18,975     $35,675     $32,766      $41,471    $13,482
----------------------------------------------------------------------------------------------------------------------



(a)  From commencement of operations on November 1, 1996.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Computed giving effect to Advisor's expense limitation undertaking.
(d)  Not annualized.
(e)  Annualized.
(f) Prior year financial highlights have been restated to reflect the correction of an error related to the improper accounting of investment cost. For the Stein Roe High Yield Fund - Class S, the effect of this correction for the fiscal year ended June 30, 2000 was a decrease to the net realized and unrealized loss on investments per share of $0.10, a decrease to the ratio of net investment income to average net assets of one basis point, and an increase of end of period net assets by $376,000. Performance increased by 97 basis points.
(g)  Total return at net asset value assuming all distributions reinvested.

YOUR ACCOUNT

PURCHASING SHARES You will not pay a sales charge when you purchase Fund shares.
         Your purchases are made at the net asset value next determined after the Fund receives your check, wire transfer or electronic transfer. If a Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange (NYSE) -- usually 4 p.m. Eastern time -- your purchase is effective on the next business day.

         PURCHASES THROUGH THIRD PARTIES

         If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Funds offer. There are no charges or limitations if you purchase shares directly from a Fund, except those fees described in this prospectus.

         If an intermediary is an agent or designee of the Funds, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

         CONDITIONS OF PURCHASE

         An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. A Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors. A Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe Counselor(SM) program or are a client of Stein Roe Investment Counsel, the minimum initial investment is determined by those programs.


                                ACCOUNT MINIMUMS
--------------------------------------------------------------------------------
                                 MINIMUM TO             MINIMUM       MINIMUM
TYPE OF ACCOUNT                OPEN AN ACCOUNT         ADDITION       BALANCE
--------------------------------------------------------------------------------
Regular                            $2,500                $100           $1,000

Custodial (UGMA/UTMA)              $1,000                $100           $1,000
--------------------------------------------------------------------------------
Automatic Investment Plan          $1,000                 $50               --

Roth and Traditional IRA             $500                 $50             $500
--------------------------------------------------------------------------------
Educational IRA                      $500                 $50*            $500


       *Maximum $500 contribution per calendar year per child. Beginning January 1, 2002, the maximum contribution per calendar year per child will be increased to $2,000.

         OPENING AN ACCOUNT


                        OPENING OR ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
                   BY MAIL:                           BY WIRE:
--------------------------------------------------------------------------------
OPENING AN         Complete the application.          Mail your application to
ACCOUNT            Make check payable to Stein Roe    the address listed on the
                   Mutual Funds.                      left, then call
                                                      1-800-338-2550 to obtain
                    Mail application and check to:    an account number. Include
                        Stein Roe Mutual Funds        your Social Security
                        P.O. Box 8900                 Number. To wire funds, use
                        Boston, MA 02205-8900         the instructions below.
                    Overnight address:
                        Stein Roe Mutual Funds
                        One Financial Center, 10th
                        Floor Boston, MA 02111-2621

ADDING TO AN            Make check payable to         Wire funds to:
ACCOUNT                 Stein Roe Mutual Funds. Be     Fleet Boston
                        sure to write your account     ABA:  011000390
                        number on the check.           Attn: Liberty Funds
                                                       Services, Account No.
                        Fill out investment slip       98227776 Fund No. __;
                        (stub from your statement      Your name (exactly
                        or confirmation) or            as in the
                        include a note indicating      registration).
                        the amount of your
                        purchase, your account
                        number, and the name in      Your Fund account number.
                        which your account is
                        registered.                  Fund Numbers:
                                                     335 -- Intermediate Bond
                        Mail check with investment          Fund
                        slip or note to the address   309 -- Income Fund
                        above.                       315 -- High Yield Fund
--------------------------------------------------------------------------------



                     BY ELECTRONIC FUNDS           BY EXCHANGE:                 THROUGH AN
                     TRANSFER:                                                  INTERMEDIARY:
--------------------------------------------------------------------------------
OPENING AN           You cannot open a new       By mail, phone, or web.        Contact your financial
ACCOUNT              account via electronic                                     professional.
                     transfer.

ADDING TO            Call 1-800-338-2550 to       By mail, phone, or web.       Contact your financial
AN ACCOUNT           make your purchase.  To                                    professional.
                     set up prescheduled
                     purchases, be sure to elect
                     the Automatic Investment Plan
                     (Stein Roe AssetSM Builder)
                     option on your application.





         All checks must be made payable in U.S. dollars and drawn on U.S. banks. Money orders and third-party checks will not be accepted.

DETERMINING SHARE PRICE A Fund's share price is its net asset value next determined. Net asset value is the difference between the values of a Fund's assets and liabilities divided by the number of shares outstanding. We determine net asset value at the close of regular trading on the NYSE -- normally 4 p.m. Eastern time, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. If you place an order after that time, you receive the share price determined on the next business day.

         Securities for which market quotations are readily available at the time of valuation are valued on that basis. We value long-term straight-debt securities for which market quotations are not readily available at fair value. Pricing services provide the Funds with the value of the securities. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

         We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

SELLING SHARES You may sell your shares any day the Funds are open for business. Please follow the instructions below.

                                 SELLING SHARES
--------------------------------------------------------------------------------

BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. A signature guarantee may be required; please call 1-800-338-2550 to confirm. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.


BY PHONE:                  You may sell your shares by telephone and request
                           that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone redemptions is $100,000 in a 30-day period. This feature is automatically added to your account.



BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more may be wired to your predesignated bank account. Call 1-800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.


BY ELECTRONIC TRANSFER:    Fill out the appropriate areas of the account
                           application for this feature. To request an electronic transfer (not less than $50; not more than $100,000), call 1-800-338-2550. We will transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated Clearing House
                           (ACH).

BY EXCHANGE:               Call 1-800-338-2550 to exchange any portion of your
                           Fund shares for shares in any other Stein Roe no-load fund.


BY AUTOMATIC EXCHANGE:     Send a letter of instruction, in English, including
                           your account number and the amount to be exchanged to each Fund. Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from a Fund for investment in another Stein Roe no-load fund.



BY WEB: You may sell your shares through the Internet and request the proceeds be sent to your address of record or to your pre-designated bank on record via ACH or exchange your shares to any other Stein Roe no-load fund.


         WHAT YOU NEED TO KNOW WHEN SELLING SHARES

         Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 1-800-338-2550 before submitting your order.

         A Fund redeems shares at the net asset value next determined after an order has been accepted. We mail proceeds within seven days after the sale. The Funds normally pay wire redemption or electronic transfer proceeds on the next business day.

         We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

         We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

         If the amount you redeem is in excess of the lesser of (1) $250,000 or
         (2) 1% of the Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

         INVOLUNTARY REDEMPTION

         Except with respect to IRA accounts, if your account value falls below $1,000 (other than as a result of depreciation in share value), the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens.

         LOW BALANCE FEE

         Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans; (4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. A Fund can waive the fee, at its discretion, in the event of significant market corrections.

EXCHANGING SHARES You may exchange Fund shares for shares of other Stein Roe no-load funds. Call 1-800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.

         The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

         An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.

         We may change, suspend or eliminate the exchange service after notification to you.

         Generally, we limit you to four telephone exchanges "roundtrips" per year. A roundtrip is an exchange out of a Fund into another Stein Roe no-load fund and then back to that Fund.

FUND POLICY ON TRADING OF FUND SHARES The Funds do not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to a Fund. The fund into which you would like to exchange also may reject your request.

REPORTING TO SHAREHOLDERS To reduce the volume of mail you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 1-800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

DIVIDENDS AND DISTRIBUTIONS Each Fund declares dividends daily and pays them monthly, and any capital gains (including short-term capital gains) at least annually.

         A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

         A capital gain is the increase in value of a security that the Portfolio holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Portfolio held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

         When a Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of that Fund unless you elect on the account application to have distributions paid by check.
--------------------------------------------------------------------------------
[callout]
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:
-        by check
-        by electronic transfer into your bank account
-        a purchase of shares of another Stein Roe fund
-        a purchase of shares in a Stein Roe fund account of another person
[/callout]
--------------------------------------------------------------------------------


         Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and a distribution check is returned to a Fund as undeliverable, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of that Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.


         TAX CONSEQUENCES

         Unless you are an entity exempt from income taxes, you are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If a Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

TRANSACTION                                         TAX STATUS
--------------------------------------------------------------------------------
Income dividend                                     Ordinary income

Short-term capital gain distribution                Ordinary income
--------------------------------------------------------------------------------
Long-term capital gain distribution                 Capital gain

Sale of shares owned one year or less               Gain is ordinary income;
                                                    loss is subject to special
                                                    rules
--------------------------------------------------------------------------------
Sale of shares owned more than one year             Capital gain or loss
--------------------------------------------------------------------------------
         In addition to the dividends and capital gains distributions made by a Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.

         This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in a Fund.

OTHER INVESTMENTS AND RISKS

         The Funds' principal investment strategies and their associated risks are described above. This section describes other investments the Portfolios may make and the risks associated with them. In seeking to achieve their investment goals, the Portfolios may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Funds' shareholders is not required to modify or change the Funds' investment goals or any of their investment strategies.

INITIAL PUBLIC OFFERINGS The High Yield Portfolio may invest a portion of its assets in certain types of equity securities including securities offered during a company's initial public offering (IPO). An IPO is the sale of a company's securities to the public for the first time. The market price of a security the Portfolio buys in an IPO may change substantially from the price the Portfolio paid, soon after the IPO ends. In the short term, the price change may significantly increase or decrease the Fund's total return, and therefore its performance history, after an IPO investment. This is especially so when the Fund's assets are small. However, should the Fund's assets increase, the results of an IPO investment will not cause the Fund's performance history to change as much. Although companies can be of any size or age at the time of their IPO, they are often smaller in size and have a limited operating history which could create greater market volatility for the securities. The advisor intends to limit the Portfolio's IPO investments to issuers whose debt securities the Portfolio already owns, or issuers which the advisor has specially researched before the IPO. The Portfolio does not intend to invest more than 5% of its assets, at the time of purchase, in IPOs and does not intend to buy them for the purpose of immediately selling (also known as flipping) the security after its public offering.

DERIVATIVE STRATEGIES The Intermediate Bond Portfolio may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Portfolio may use these strategies to adjust the Portfolio's sensitivity to changes in interest rates, or for other hedging purposes (i.e. attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

MORTGAGE-BACKED SECURITIES Each Portfolio may invest in mortgage-backed securities, which are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

         Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

         Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

         Real estate mortgage investment conduits (REMICs) are multi-class securities that qualify for special tax treatment under the Internal Revenue Code. REMICs invest in certain mortgages that are secured principally by interests in real property such as single family homes.

ASSET-BACKED SECURITIES Each Portfolio may invest in asset-backed securities, which are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each Portfolio may invest in when-issued securities and forward commitments, which are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.

ZERO COUPON SECURITIES    Intermediate Bond Portfolio and High Yield Portfolio
         may invest in zero coupon securities. These securities do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.

PAYABLE-IN-KIND BONDS The High Yield Portfolio may invest in payable-in-kind bonds (PIK bonds) which are bonds that pay interest in the form of additional securities. These bonds are subject to greater price volatility than bonds that pay cash interest on a current basis.

ILLIQUID INVESTMENTS Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in public transactions because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

PORTFOLIO TURNOVER There are no limits on turnover. Turnover may vary significantly from year to year. The advisor expects it to exceed 100% under normal conditions. Each Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. Each Portfolio will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.

INTERFUND LENDING PROGRAM The Funds and Portfolios may lend money to and borrow from other funds advised by the advisor. They will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

TEMPORARY DEFENSIVE POSITIONS At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Portfolio's normal investment activities. During such times, that Portfolio may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

THE FUNDS' MANAGEMENT


INVESTMENT ADVISOR Stein Roe & Farnham Incorporated (Stein Roe), located at One
         South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe manages the Portfolios' day-to-day business, including placing all orders for the purchase and sale of the Portfolios' securities. Stein Roe (and its predecessor) has been an investment advisor since 1932. For the fiscal year ended June 30, 2001, aggregate advisory fees (as a percent of average net assets of each Fund) paid to Stein Roe by the Fund indirectly as a shareholder of the Portfolio amounted to the following:




       FUND                                        FEE
-------------------------------------------------------------------------------

Intermediate Bond Fund/Portfolio                   0.50%
Income Fund/Portfolio                              0.61%
High Yield Fund/Portfolio                          0.40%



         Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Stein Roe and Colonial are registered investment advisers. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.


         Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolios, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS

         INTERMEDIATE BOND FUND AND INCOME FUND

         Michael T. Kennedy, a senior vice president of Stein Roe, has been portfolio manager of the SR&F Intermediate Bond Portfolio since its inception in 1998 and had been portfolio manager of the Stein Roe Intermediate Bond Fund from 1988 to January 1998. Mr. Kennedy has been co-manager of the SR&F Income Portfolio since December 2000. He joined Stein Roe in 1987. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. degree from Northwestern University.

         INCOME FUND AND HIGH YIELD FUND

         Stephen F. Lockman, a senior vice president of Stein Roe, has been manager of the SR&F High Yield Portfolio since 1997 and of the SR&F Income Portfolio since its inception in 1998. Mr. Lockman was portfolio manager of the Stein Roe Income Fund from 1997 to January 1998, associate manager of the Stein Roe Income Fund from 1995 to 1997, and associate manager of the SR&F High Yield Portfolio from November 1996 to February 1997. Mr. Lockman was a senior research analyst for Stein Roe's fixed income department from 1994, when he joined Stein Roe, to 1997. A chartered financial analyst, Mr. Lockman earned a bachelor's degree from the University of Illinois and a master's degree from DePaul University.

         HIGH YIELD FUND

         Jeffrey M. Martin, a vice president and senior analyst of Stein Roe, has been co-manager of the SR&F High Yield Portfolio since December 2000 and has been affiliated with that Portfolio and the Stein Roe High Yield Fund as an analyst or associate portfolio manager since 1996. Mr. Martin joined Stein Roe in 1993. He received his B.S. degree from the State University of New York at Albany and his M.B.A. degree from St. John's University.

MASTER/FEEDER FUND STRUCTURE Unlike mutual funds that directly acquire and manage their own portfolios of securities, the Funds are "feeder" funds in a "master/feeder" structure. This means that the Funds invest their assets in a larger "master" portfolio of securities (Portfolio) which has investment goals and policies substantially identical to those of the Funds. The investment performance of a Fund depends upon the investment performance of the Portfolio. If the investment policies of a Portfolio and a Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. One action the Board of Trustees may recommend is the withdrawal of a Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.

FOR MORE INFORMATION

Additional information about the Portfolios' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which the Portfolios invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports, latest quarterly profile and the Statement of Additional Information or to request other information about the Funds, by writing or calling:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
1-800-338-2550
www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:
 Liberty-Stein Roe Funds Income Trust:  811-4552
-   Stein Roe Intermediate Bond Fund
-   Stein Roe Income Fund
-   Stein Roe High Yield Fund


       LIBERTY FUNDS DISTRIBUTOR, INC.                DIR-01/795H-1001

                          Liberty Intermediate Bond Fund

           Supplement to Prospectus and Statement of Additional Information
                            dated November 1, 2001

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the above referenced Fund's investment advisor (Liberty Financial Affiliate), announced that Fleet National Bank agreed to acquire Liberty Financial's asset management business, including each of the Liberty Financial Affiliates. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of the Liberty Financial Affiliate and, therefore, an assignment of its investment advisory and sub-advisory contract with the Fund. The assignment of this contract generally requires shareholder approval under the Investment Company Act of 1940. Consequently, the Liberty Financial Affiliates obtained approval of new contracts from the Trust's Board of Trustees and from shareholders of the Fund. The new contract is identical to the current contract in all respects except for its effective and termination dates and certain other minor provisions. The new contract has no effect on the contractual advisory or sub-advisory fee rates payable by the Fund.


                                                            November 1, 2001

LIBERTY INTERMEDIATE BOND FUND CLASS A PROSPECTUS, NOVEMBER 1, 2001


Advised by Stein Roe & Farnham Incorporated




Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS


THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goals .........................................................     2

Principal Investment Strategies ..........................................     2

Principal Investment Risks ...............................................     3

Performance History ......................................................     5

Your Expenses ............................................................     6


YOUR ACCOUNT
-------------------------------------------------------------------------------7

How to Buy Shares ........................................................     7

Sales Charges ............................................................     8

How to Exchange Shares ...................................................    10

How to Sell Shares .......................................................    10

Fund Policy on Trading of Fund Shares ....................................    12

Distribution and Service Fees ............................................    12

Other Information About Your Account .....................................    13


MANAGING THE FUND
------------------------------------------------------------------------------16

Investment Advisor .......................................................    16

Portfolio Manager ........................................................    16


OTHER INVESTMENT STRATEGIES AND RISKS
------------------------------------------------------------------------------17


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------20



----------------------------
Not FDIC   May Lose Value
          ------------------
Insured    No Bank Guarantee
----------------------------

THE FUND
--------------------------------------------------------------------------------


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks its total return by pursuing current income and opportunities for capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests all of its assets in SR&F Intermediate Bond Portfolio (the Portfolio) as part of a master fund/feeder fund structure. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including:

         - debt securities issued by the U.S. government; these include U.S. treasury securities and agency securities; agency securities include certain mortgage-backed securities, which represent interests in pools of mortgages,


         -    debt securities of corporations, and


         - mortgage-backed securities and asset-backed securities issued by private (non-governmental) entities.

The Portfolio will invest at least 60% of its net assets in high-quality debt securities that are at the time of purchase:

         -    rated at least A by Standard & Poor's,

         -    rated at least A by Moody's Investors Service, Inc.,

         - given a comparable rating by another nationally recognized agency, or

         - unrated securities that Stein Roe believes to be of comparable quality.

The Portfolio may invest up to 20% of its net assets in lower-rated debt securities. These securities are sometimes referred to as "junk bonds" and are at the time of purchase:

         -    rated below BBB by Standard & Poor's,

         -    rated below Baa by Moody's Investors Service, Inc.,

         - given a comparable rating by another nationally recognized rating agency, or

         - unrated securities that Stein Roe believes to be of comparable quality.

Normally, the Portfolio expects to maintain a dollar-weighted average effective maturity of three to ten years.

The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

THE FUND

The portfolio manager has wide flexibility to vary the allocation among different types of debt securities based on his judgment of which types of securities will outperform the others. In determining whether to buy or sell securities, the portfolio manager evaluates relative values of the various types of securities in which the Portfolio can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio manager may be required to sell portfolio investments to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUND

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class S share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS ARE a measure of the Fund's Class S share average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

Beginning in 2001, the Fund's benchmark was changed to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), an unmanaged broad-based measure of market performance. Previously, the Fund's returns were compared to the Lehman Brothers Intermediate Government/Credit Bond Index (Lehman Intermediate Index), an unmanaged broad-based measure of market performance. The advisor believes that the Lehman Aggregate Index more accurately reflects the type of securities in which the Portfolio invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Lehman Aggregate Index, as well as the Fund's previous benchmark, the Lehman Intermediate Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class S shares. The Fund did not have separate classes of shares prior to August 1, 2000; on that date, the Fund's outstanding shares were reclassified as Class S shares. The performance table following the bar chart shows how the Fund's average annual returns for Class S shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.




CALENDAR YEAR TOTAL RETURNS (CLASS S)(1)
--------------------------------------------------------------------------------

[BAR GRAPH]

Year
1991               15.10%
1992                7.69%
1993                9.17%
1994               -2.55%
1995               16.84%
1996                4.52%
1997                9.29%
1998                6.42%
1999                1.27%
2000               10.77%


                                            For period shown in bar chart:
The Fund's year-to-date total return        Best quarter: 2nd quarter 1995, +5.24%
through September 30, 2001 was +8.31%.
                                            Worst quarter: 1st  quarter 1994, -2.19%

THE FUND


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000(1)
--------------------------------------------------------------------------------


                                  INCEPTION
                                     DATE       1 YEAR     5 YEARS      10 YEARS
Class S (%)                        12/5/78       10.77       6.40         7.71
--------------------------------------------------------------------------------
Lehman Intermediate Index (%)        N/A         10.12       6.11         7.36
--------------------------------------------------------------------------------
Lehman Aggregate Index (%)           N/A         11.63       6.46         7.96


(1) Because the Class A shares have not completed a full calendar year the bar chart and average annual total returns shown are for Class S shares, the oldest existing fund class. Class S shares are not offered in this prospectus. Class A shares would have substantially similar annual returns because they are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses and Class A shares have a sales charge.

THE FUND


UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual
Fund Operating Expenses table.  It uses the following hypothetical conditions:

-   $10,000 initial investment

-   5% total return for each year

-   Fund operating expenses remain the same

-   Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                       CLASS A
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  4.75
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)                            1.00(3)
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                                          (4)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                         CLASS A
Management fee (5) (%)                                                     0.50
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (6) (%)                              0.35
--------------------------------------------------------------------------------
Other expenses (%)                                                         0.22
--------------------------------------------------------------------------------
Total annual fund operating expenses (6) (%)                               1.07


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                 1 YEAR           3 YEARS          5 YEARS         10 YEARS
Class A                $579             $799            $1,037           $1,719


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.

(5) The Portfolio pays a management fee of 0.35% and the Fund pays an administration fee of 0.15%.


(6) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. As a result, the actual 12b-1 fee for Class A shares would be 0.25% and the total annual fund operating expenses for Class A shares would be 0.97%. This arrangement may be modified or terminated by the distributor at any time.

YOUR ACCOUNT
--------------------------------------------------------------------------------


Investment Minimums

Initial Investment ...................................................    $1,000
Subsequent Investments ...............................................    $   50
Automatic Investment Plan* ...........................................    $   50
Retirement Plan* .....................................................    $   25

*   The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures. The Fund also offers an additional class of shares, Class S shares. Class S shares are made available through a separate prospectus.



OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------


METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf.  To receive the
                      current trading day's price, your financial advisor firm
                      must receive your request prior to the close of the New
                      York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                      time. Your financial advisor may charge you fees for
                      executing the purchase for you.
--------------------------------------------------------------------------------
By check              For new accounts send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By check              For existing accounts fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares for your
                      account by exchanging shares you own in one fund for
                      shares of the same class of the Fund at no additional
                      cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                      1-800-422-3737.

--------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your bank
                      account to your Fund account. To wire funds to your Fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.

--------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your Fund account by
                      calling 1-800-422-3737. An electronic funds transfer may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.

--------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.

--------------------------------------------------------------------------------
Automated dollar      You can purchase shares for your account by exchanging
cost averaging        $100 or more each month from another fund for shares of
                      the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the
                      money is coming from. The designated amount will be
                      exchanged on the third Tuesday of each month. Exchanges
                      will continue so long as your fund balance is sufficient
                      to complete the transfers. You may terminate your program
                      or change the amount of the exchange (subject to the $100
                      minimum) by calling 1-800-422-3737. Be sure to complete
                      the appropriate section of the account application for
                      this feature.
--------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by
diversification       another fund into the same class of shares of the Fund at
                      no additional sales charge. To invest your dividends in
                      another fund, call 1-800-345-6611.

YOUR ACCOUNT


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges may be waived, as described below and in the Statement of Additional Information.

CLASS A SHARES. Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                        % OF
                                                                      OFFERING
                                        AS A % OF                       PRICE
                                       THE PUBLIC       AS A %       RETAINED BY
                                        OFFERING       OF YOUR        FINANCIAL
AMOUNT OF PURCHASE                        PRICE       INVESTMENT    ADVISOR FIRM
Less than $50,000                         4.75           4.99           4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000             4.50           4.71           4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000            3.50           3.63           3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000            2.50           2.56           2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000          2.00           2.04           1.75
--------------------------------------------------------------------------------
$1,000,000 or more                        0.00           0.00           0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

YOUR ACCOUNT


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.



For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:



PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                                    COMMISSION %
First $3 million                                                        1.00
--------------------------------------------------------------------------------
$3  million to less than $5 million                                     0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                     0.50
--------------------------------------------------------------------------------
Over $25 million                                                        0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS. There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

YOUR ACCOUNT


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of regular trading on the NYSE, usually 4:00
                      p.m. Eastern time. Your financial advisor may charge you
                      fees for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                      address below. In your letter of instruction, note the
                      Fund's name, share class, account number, and the dollar
                      value or number of shares you wish to sell. All account
                      owners must sign the letter, and signatures must be
                      guaranteed by either a bank, a member firm of a national
                      stock exchange or another eligible guarantor institution.
                      Additional documentation is required for sales by
                      corporations, agents, fiduciaries, surviving joint owners
                      and individual retirement account owners. For details,
                      call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividends and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may
                      take up to two business days to be received by your bank.
                      You must set up this feature prior to your request. Be
                      sure to complete the appropriate section of the account
                      application for this feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A shares. The annual distribution fee may equal up to 0.10% for Class A shares. Distribution and service fees are paid out of the assets of this class. The distributor has voluntarily agreed to waive the Class A share distribution fee. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Portfolio holds securities that are traded on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Portfolio earns income from the securities it holds. The Portfolio also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends             Represents interest and dividends earned from securities
                      held by the Portfolio, net of expenses incurred by the
                      Portfolio and the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-    send the check to your address of record
-    send the check to a third party address
-    transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

YOUR ACCOUNT


TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND
--------------------------------------------------------------------------------



INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Portfolio's investment advisor. In its duties as investment advisor, Stein Roe runs the Portfolio's day-to-day business, including placing all orders for the purchase and sale of the Portfolio's securities. Stein Roe has been an investment advisor since 1932. As of September 30, 2001, Stein Roe managed over $22.2 billion in assets.



Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisors. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.



For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund indirectly as a shareholder of the Portfolio amounted to 0.35% of average daily net assets of the Fund.


Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------
MICHAEL T. KENNEDY, a senior vice president of Stein Roe, has been portfolio manager of the Portfolio since its inception in 1998 and had been portfolio manager of the Stein Roe Intermediate Bond Fund from 1988 to January, 1998. Mr. Kennedy joined Stein Roe in 1987. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. degree from Northwestern University.

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Portfolio may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Portfolio's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Portfolio may make and the risks associated with them. In seeking to achieve its investment goals, the Portfolio may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------

The Portfolio may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Portfolio may use these strategies to adjust the Portfolio's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.


ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS


MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

Real estate mortgage investment conduits (REMICs) are multi-class securities that qualify for special tax treatment under the Internal Revenue Code. REMICs invest in certain mortgages that are secured principally by interests in real property such as single family homes.


ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.


ILLIQUID INVESTMENTS
--------------------------------------------------------------------------------
The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in public transactions because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

OTHER INVESTMENT STRATEGIES AND RISKS


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor expects it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Portfolio will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.


INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------
The Fund and Portfolio may lend money to and borrow from other funds advised by the advisor. They will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.


MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------
Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities (Portfolio), which has investment goals and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. One action the Board of Trustees may recommend is the withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Portfolio's normal investment activities. During such times, the Portfolio may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A shares' fiscal years since inception, which run from July 1 to June 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.



THE FUND


                                                           Period ended June 30,
                                                                  2001 (a)
                                                                  Class A
 Net asset value -
 Beginning of period ($)                                            8.46
--------------------------------------------------------------------------------
 Income from Investment Operations ($):
 Net investment income (b)                                          0.56
--------------------------------------------------------------------------------
 Net realized and unrealized gain                                   0.36
--------------------------------------------------------------------------------
 Total from Investment Operations                                   0.92
--------------------------------------------------------------------------------

 Distributions Declared to Shareholders ($):
 From net investment income                                        (0.54)
--------------------------------------------------------------------------------
 Net asset value -
 End of period ($)                                                  8.84
--------------------------------------------------------------------------------
 Total return (%) (c)                                             11.19(d)
--------------------------------------------------------------------------------
 Ratio to average net assets (%)
 Expenses                                                          0.96(e)
--------------------------------------------------------------------------------
 Net investment income                                             6.90(e)
--------------------------------------------------------------------------------
 Net assets,  end of period (000) ($)                              12,279



(a)  From commencement of operations on July 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or deferred sales charge.



(d)  Not annualized.



(e)  Annualized.

NOTES
--------------------------------------------------------------------------------

NOTES

NOTES

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Portfolio's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which the Portfolio invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
 www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Income Trust: 811-4552

-   Stein Roe Intermediate Bond Fund



                           [LIBERTY FUNDS LETTERHEAD]




713-01/778H-1001

                            Liberty Income Bond Fund

           Supplement to Prospectus and Statement of Additional Information
                            dated November 1, 2001

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the above referenced Fund's investment advisor (Liberty Financial Affiliate), announced that Fleet National Bank agreed to acquire Liberty Financial's asset management business, including each of the Liberty Financial Affiliates. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of the Liberty Financial Affiliate and, therefore, an assignment of its investment advisory and sub-advisory contract with the Fund. The assignment of this contract generally requires shareholder approval under the Investment Company Act of 1940. Consequently, the Liberty Financial Affiliates obtained approval of new contracts from the Trust's Board of Trustees and from shareholders of the Fund. The new contract is identical to the current contract in all respects except for its effective and termination dates and certain other minor provisions. The new contract has no effect on the contractual advisory or sub-advisory fee rates payable by the Fund.


                                                            November 1, 2001

LIBERTY INCOME BOND FUND CLASS A                    PROSPECTUS, NOVEMBER 1, 2001

Advised by Stein Roe & Farnham Incorporated

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goals ..........................................................    2
Principal Investment Strategies ...........................................    2
Principal Investment Risks ................................................    3
Performance History .......................................................    5
Your Expenses .............................................................    6

YOUR ACCOUNT
-------------------------------------------------------------------------------7
How to Buy Shares .........................................................    7
Sales Charges .............................................................    8
How to Exchange Shares ....................................................   10
How to Sell Shares ........................................................   10
Fund Policy on Trading of Fund Shares .....................................   12
Distribution and Service Fees .............................................   12
Other Information About Your Account ......................................   13

MANAGING THE FUND
------------------------------------------------------------------------------16
Investment Advisor ........................................................   16
Portfolio Managers ........................................................   16

OTHER INVESTMENT STRATEGIES AND RISKS
------------------------------------------------------------------------------17

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------20


---------------------------
Not FDIC  May Lose Value
          -----------------
Insured   No Bank Guarantee
---------------------------

THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests all of its assets in SR&F Income Portfolio (the Portfolio) as part of a master fund/feeder fund structure. Under normal circumstances, the Portfolio will invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including:

         - debt securities issued by the U.S. government; these include U.S. treasury securities and agency securities; agency securities include certain mortgage-backed securities, which represent interests in pools of mortgages,


         -        debt securities of corporations,


         - mortgage-backed securities and asset-backed securities issued by private (non-governmental) entities, and

         - dollar-denominated debt securities issued by foreign governments and corporations.

At least 60% of total assets are medium- or higher-quality securities that are at the time of purchase:

         -        rated at least BBB by Standard & Poor's,

         -        rated at least Baa by Moody's Investors Service, Inc.,

         - given a comparable rating by another nationally recognized rating agency, or

         - unrated securities that Stein Roe believes to be of comparable quality.

The Portfolio may invest up to 40% of its total assets in lower-rated or unrated debt securities. These securities are sometimes referred to as "junk bonds" and are at the time of purchase:

         -        rated below BBB by Standard & Poor's,

         -        rated below Baa by Moody's Investors Service, Inc.,

         - given a comparable rating by another nationally recognized rating agency, or

         - unrated securities that Stein Roe believes to be of comparable quality.

The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

The portfolio managers have wide flexibility to vary the allocation among different types of debt securities based on their judgment of which types of securities will outperform the others. In determining whether to buy or sell securities, the portfolio managers evaluate relative values of the various types of securities in which the Portfolio can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio managers may be required to sell portfolio investments to fund redemptions.

THE FUND

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principle and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principle and interest payment obligations.

THE FUND

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class S share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS ARE a measure of the Fund's Class S share average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

The Fund's returns are compared to the Lehman Brothers Intermediate Credit Bond Index (Lehman Index), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class S shares. The Fund did not have separate classes of shares prior to August 1, 2000; on that date, the Fund's outstanding shares were reclassified as Class S shares. The performance table following the bar chart shows how the Fund's average annual returns for Class S shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.




CALENDAR YEAR TOTAL RETURNS (CLASS S)(1)
--------------------------------------------------------------------------------

[BAR CHART]

Year
----
1991               17.18%
1992                9.11%
1993               13.38%
1994               -3.83%
1995               19.74%
1996                4.82%
1997                9.58%
1998                4.00%
1999                1.23%
2000                9.82%


The Fund's year-to-date total           For period shown in bar chart:
return through September 30,            Best quarter: 2nd quarter 1995, +6.52%
2001 was +7.36%.                        Worst quarter:  1st quarter 1994, -3.18%

THE FUND

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000(1)
--------------------------------------------------------------------------------


                           INCEPTION
                              DATE         1 YEAR         5 YEARS       10 YEARS

Class S (%)                  3/5/86         9.82           5.84           8.29
--------------------------------------------------------------------------------
Lehman Index (%)              N/A           9.46           5.99           8.07


(1) Because the Class A shares have not completed a full calendar year the bar chart and average annual total returns shown are for Class S shares, the oldest existing fund class. Class S shares are not offered in this prospectus. Class A shares would have substantially similar annual returns because they are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses and Class A shares have a sales charge.

THE FUND

UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-        $10,000 initial investment

-        5% total return for each year

-        Fund operating expenses remain the same

-        Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

SHAREHOLDER FEES(2)(PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                             CLASS A
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                       4.75
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)                 1.00(3)
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                               (4)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                         CLASS A
Management fee(5) (%)                                                      0.61
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(6) (%)                               0.35
--------------------------------------------------------------------------------
Other expenses (%)                                                         0.25
--------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                                1.21


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


CLASS                         1 YEAR        3 YEARS       5 YEARS       10 YEARS
Class A                        $592          $841          $1,108        1,871


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4)      There is a $7.50 charge for wiring sale proceeds to your bank.

(5) The Portfolio pays a management fee of 0.48% and the Fund pays an administration fee of 0.13%.

(6) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. As a result, the actual 12b-1 fee for Class A shares would be 0.25% and the total annual fund operating expenses for Class A shares would be 1.11%. This arrangement may be modified or terminated by the distributor at any time.

YOUR ACCOUNT
--------------------------------------------------------------------------------

INVESTMENT MINIMUMS

Initial Investment                                                        $1,000
Subsequent Investments                                                    $   50
Automatic Investment Plan*                                                $   50
Retirement Plan*                                                          $   25

*        The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures. The Fund also offers an additional class of shares, Class S shares. Class S shares are made available through a separate prospectus.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------


METHOD                     INSTRUCTIONS
Through your               Your financial advisor can help you establish your
financial advisor          account and buy Fund shares on your behalf. To
                           receive the current trading day's price, your
                           financial advisor firm must receive your request
                           prior to the close of the New York Stock Exchange
                           (NYSE), usually 4:00 p.m. Eastern time. Your
                           financial advisor may charge you fees for executing
                           the purchase for you.

By check                   For new accounts send a completed application and
(new account)              check made payable to the Fund to the transfer agent,
                           Liberty Funds Services, Inc., P.O. Box 1722, Boston,
                           MA 02105-1722.

By check                   For existing accounts fill out and return the
(existing account)         additional investment stub included in your quarterly
                           statement, or send a letter of instruction including
                           your Fund name and account number with a check made
                           payable to the Fund to Liberty Funds Services, Inc.,
                           P.O. Box 1722, Boston, MA 02105-1722.

By exchange                You or your financial advisor may acquire shares for
                           your account by exchanging shares you own in one fund
                           for shares of the same class of the Fund at no
                           additional cost. There may be an additional charge if
                           exchanging from a money market fund. To exchange by
                           telephone, call 1-800-422-3737.

By wire You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds        You may purchase shares by electronically
transfer                   transferring money transfer from your bank account to
                           your Fund account by calling 1-800-422-3737. An
                           electronic funds transfer may take up to two business
                           days to settle and be considered in "good form." You
                           must set up this feature prior to your telephone
                           request. Be sure to complete the appropriate section
                           of the application.

Automatic                  You can make monthly or quarterly investments
investment plan            automatically from your bank account to your Fund
                           account. You can select a pre-authorized amount to be
                           sent via electronic funds transfer. Be sure to
                           complete the appropriate section of the application
                           for this feature.

Automated dollar           You can purchase shares for your account by
cost averaging             exchanging $100 or more each month from another fund
                           for shares of the same class of the Fund at no
                           additional cost. You must have a current balance of
                           at least $5,000 in the fund the money is coming from.
                           The designated amount will be exchanged on the third
                           Tuesday of each month. Exchanges will continue so
                           long as your fund balance is sufficient to complete
                           the transfers. You may terminate your program or
                           change the amount of the exchange (subject to the
                           $100 minimum) by calling 1-800-422-3737. Be sure to
                           complete the appropriate section of the account
                           application for this feature.

By dividend                You may automatically invest dividends distributed by
diversification            one fund into the same class of shares of the Fund at
                           no additional sales charge. To invest your dividends
                           in another fund, call 1-800-345-6611.

YOUR ACCOUNT

SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                       % OF
                                                                      OFFERING
                                         AS A % OF                      PRICE
                                        THE PUBLIC       AS A %      RETAINED BY
                                         OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                         PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                          4.75           4.99          4.25

$50,000 to less than $100,000              4.50           4.71          4.00

$100,000 to less than $250,000             3.50           3.63          3.00

$250,000 to less than $500,000             2.50           2.56          2.00

$500,000 to less than $1,000,000           2.00           2.04          1.75

$1,000,000 or more                         0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

YOUR ACCOUNT

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                                    COMMISSION %
First $3 million                                                        1.00

$3 million to less than $5 million                                      0.80

$5 million to less than $25 million                                     0.50

Over $25 million                                                        0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A shares purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

YOUR ACCOUNT

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z share of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                     INSTRUCTIONS
Through your               You may call your financial advisor to place your
financial advisor          sell order. To receive the current trading day's
                           price, your financial advisor firm must receive your
                           request prior to the close of regular trading hours
                           the NYSE, usually 4:00 p.m. Eastern time. Your
                           financial advisor may charge you fees for executing a
                           redemption for you.

By exchange                You or your financial advisor may sell shares by
                           exchanging from the Fund into the same share class of
                           another fund at no additional cost. To exchange by
                           telephone, call 1-800-422-3737.

By telephone               You or your financial advisor may sell shares by
                           telephone and request that a check be sent to your
                           address of record by calling 1-800-422-3737, unless
                           you have notified the Fund of an address change
                           within the previous 30 days. The dollar limit for
                           telephone sales is $100,000 in a 30-day period. You
                           do not need to set up this feature in advance of your
                           call. Certain restrictions apply to retirement
                           accounts. For details, call 1-800-345-6611.

By mail You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                           Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                           Mail your letter of instruction to Liberty Funds
                           Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic              You may automatically sell a specified dollar amount
withdrawal plan            or percentage of your account on a monthly, quarterly
                           or semi-annual basis and have the proceeds sent to
                           you if your account balance is at least $5,000. This
                           feature is not available if you hold your shares in
                           certificate form. All dividends and capital gains
                           distributions must be reinvested. Be sure to complete
                           the appropriate section of the account application
                           for this feature.

By electronic              You may sell shares and request that the proceeds be
funds transfer             electronically transferred to your bank. Proceeds may
                           take up to two business days to be received by your
                           bank. You must set up this feature prior to your
                           request. Be sure to complete the appropriate section
                           of the account application for this feature.

YOUR ACCOUNT

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A shares. The annual distribution fee may equal up to 0.10% for Class A shares. Distribution and service fees are paid out of the assets of this class. The distributor has voluntarily agreed to waive the Class A share distribution fee. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

YOUR ACCOUNT

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Portfolio holds securities that are traded on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT

UNDERSTANDING FUND DISTRIBUTIONS

The Portfolio earns income from the securities it holds. The Portfolio also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends             Represents interest and dividends earned from securities
                      held by the Portfolio, net of expenses incurred by the
                      Portfolio and the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

YOUR ACCOUNT

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Portfolio's investment advisor. In its duties as investment advisor, Stein Roe runs the Portfolio's day-to-day business, including placing all orders for the purchase and sale of the Portfolio's securities. Stein Roe has been an investment advisor since 1932. As of September 30, 2001, Stein Roe managed over $22.2 billion in assets.



Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisors. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.



For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund indirectly as a shareholder of the Portfolio amounted to 0.48% of average daily net assets of the Fund.



Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN F. LOCKMAN, a senior vice president of Stein Roe, has been manager of the Portfolio since its inception in 1998. He was portfolio manager of the Stein Roe Income Fund from 1997 to January, 1998 and associate manager of the Stein Roe Income Fund from 1995 to 1997. Mr. Lockman was a senior research analyst for Stein Roe's fixed income department from 1994, when he joined Stein Roe, to 1997. A chartered financial analyst, Mr. Lockman earned a bachelor's degree from the University of Illinois and a master's degree from DePaul University.

MICHAEL T. KENNEDY, a senior vice president of Stein Roe, has been co-manager of the Portfolio since December, 2000. Mr. Kennedy has been portfolio manager of other Stein Roe fixed income funds since 1988. He joined Stein Roe in 1987. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. degree from Northwestern University.

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund -Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Portfolio may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Portfolio's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Portfolio may make and the risks associated with them. In seeking to achieve its investment goals, the Portfolio may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.


ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.


MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------

Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest

OTHER INVESTMENT STRATEGIES AND RISKS

rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

Real estate mortgage investment conduits (REMICs) are multi-class securities that qualify for special tax treatment under the Internal Revenue Code. REMICs invest in certain mortgages that are secured principally by interests in real property such as single family homes.


ILLIQUID INVESTMENTS
--------------------------------------------------------------------------------

The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in public transactions because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

There are no limits on turnover. Turnover may vary significantly from year to year. The advisor expects it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Portfolio will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.


INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------

The Fund and Portfolio may lend money to and borrow from other funds advised by the advisor. They will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

OTHER INVESTMENT STRATEGIES AND RISKS

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities (Portfolio), which has investment goals and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. One action the Board of Trustees may recommend is the withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Portfolio's normal investment activities. During such times, the Portfolio may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A shares fiscal years since inception, which run from July 1 to June 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling


THE FUND
--------------------------------------------------------------------------------


                                                            Period ended June 30,
                                                                  2001(a)

                                                                  Class A
Net asset value --
Beginning of period ($)                                            9.21
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                          0.61
--------------------------------------------------------------------------------
Net realized and unrealized gains on investments                   0.32
--------------------------------------------------------------------------------
Total from Investment Operations                                   0.93
--------------------------------------------------------------------------------

DISTRIBUTIONS ($):

From net investment income                                        (0.60)
--------------------------------------------------------------------------------
Net asset value --
End of period ($)                                                  9.54
--------------------------------------------------------------------------------
Total return (%) (c)                                              10.41(d)
--------------------------------------------------------------------------------

RATIO TO AVERAGE NET ASSETS (%)

Expenses (%)                                                       1.12(e)
--------------------------------------------------------------------------------
Net investment income (%)                                          7.08(e)
--------------------------------------------------------------------------------
Net assets end of period (000) ($)                                    1



(a)      From commencement of operations on July 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or deferred sales charge.



(d)      Not annualized.



(e)      Annualized.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Portfolio's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which the Portfolio invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Income Trust: 811-4552
- Stein Roe Income Fund


                              [LIBERTY FUNDS LETTERHEAD]



751 - 01/777H - 1001

                          Liberty High Yield Bond Fund

           Supplement to Prospectus and Statement of Additional Information
                            dated November 1, 2001

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the above referenced Fund's investment advisor (Liberty Financial Affiliate), announced that Fleet National Bank agreed to acquire Liberty Financial's asset management business, including each of the Liberty Financial Affiliates. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of the Liberty Financial Affiliate and, therefore, an assignment of its investment advisory and sub-advisory contract with the Fund. The assignment of this contract generally requires shareholder approval under the Investment Company Act of 1940. Consequently, the Liberty Financial Affiliates obtained approval of new contracts from the Trust's Board of Trustees and from shareholders of the Fund. The new contract is identical to the current contract in all respects except for its effective and termination dates and certain other minor provisions. The new contract has no effect on the contractual advisory or sub-advisory fee rates payable by the Fund.


                                                            November 1, 2001

LIBERTY HIGH YIELD BOND FUND CLASS A      PROSPECTUS, NOVEMBER 1, 2001
--------------------------------------------------------------------------------


Advised by Stein Roe & Farnham Incorporated





Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS



THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goals ...........................................................   2

Principal Investment Strategies ............................................   2

Principal Investment Risks .................................................   3

Performance History ........................................................   4

Your Expenses ..............................................................   5


YOUR ACCOUNT
-------------------------------------------------------------------------------6

How to Buy Shares ..........................................................   6

Sales Charges ..............................................................   7

How to Exchange Shares .....................................................   9

How to Sell Shares .........................................................   9

Fund Policy on Trading of Fund Shares ......................................  11

Distribution and Service Fees ..............................................  11

Other Information About Your Account .......................................  12


MANAGING THE FUND
------------------------------------------------------------------------------15

Investment Advisor .........................................................  15

Portfolio Managers .........................................................  15


OTHER INVESTMENT STRATEGIES AND RISKS
------------------------------------------------------------------------------16


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------19




---------------------------
Not FDIC   May Lose Value
          -----------------
Insured   No Bank Guarantee
---------------------------

THE FUND
------------------------------------------------------------------------------



INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks its total return by investing for a high level of current income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests all of its assets in SR&F High Yield Portfolio (the Portfolio) as part of a master fund/feeder fund structure. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, high-risk bonds. These securities are rated at the time of purchase:


         -   below BBB by Standard & Poor's,

         -   below Baa by Moody's Investors Service, Inc.,

         - with a comparable rating by another nationally recognized rating agency, or

         - unrated securities that Stein Roe believes to be of comparable quality.

The Portfolio may invest in any type of debt securities, including corporate bonds and mortgage-backed and asset-backed securities.

The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

Although the Portfolio will invest primarily in debt securities, the Portfolio may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks.

In determining whether to buy or sell securities, the portfolio managers evaluate relative values of the various types of securities in which the Portfolio can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio managers may be required to sell portfolio investments to fund redemptions. The Portfolio may invest in securities of any maturity.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUND



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principle and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principle and interest payment obligations.

Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND



UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class S share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS ARE a measure of the Fund's Class S share average performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the Merrill Lynch High Yield Master II Index (Merrill Index), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class S shares. The Fund did not have separate classes of shares prior to August 1, 2000; on that date, the Fund's outstanding shares were reclassified as Class S shares. The performance table following the bar chart shows how the Fund's average annual returns for Class S shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.






CALENDAR YEAR TOTAL RETURNS (CLASS S)(1)
--------------------------------------------------------------------------------

[BAR CHART]

 1997    1998    1999    2000
 ----    ----    ----    ----
15.84%  4.30%   8.21%   -9.52%


The Fund's year-to-date total return through September 30, 2001 was -3.87%.


For period shown in bar chart:


Best quarter: 2nd quarter 1997, +6.38%
Worst quarter: 4th quarter 2000, -6.56%

THE FUND



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000(1)
--------------------------------------------------------------------------------


                                          INCEPTION                     LIFE OF
                                             DATE         1 YEAR        THE FUND
Class S (%)                                11/1/96        -9.52          4.79
--------------------------------------------------------------------------------
Merrill Index (%)                            N/A          -5.12          3.77(2)



(1) Because the Class A shares have not completed a full calendar year the bar chart and average annual total returns shown are for Class S shares, the oldest existing fund class. Class S shares are not offered in this prospectus. Class A shares would have substantially similar annual returns because they are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses and Class A shares have a sales charge.

(2)  Performance information is from October 31, 1996.

THE FUND



UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions



YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                        CLASS A

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  4.75
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)                            1.00(4)
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                                              (5)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                        CLASS A

Management fee(6)(7) (%)                                                  0.65
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(8) (%)                              0.35
--------------------------------------------------------------------------------
Other expenses (%)                                                        0.60
--------------------------------------------------------------------------------
Total annual fund operating expenses(7)(8) (%)                            1.60



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


CLASS                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

Class A                               $630        $956       $1,304      $2,285



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5)  There is a $7.50 charge for wiring sale proceeds to your bank.

(6) The Portfolio pays a management fee of 0.50% and the Fund pays an administration fee of 0.15%.


(7) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. As a result, the actual management and administration fees would be 0.40% and total annual fund operating expenses for Class A shares would be 1.25%. This arrangement may be modified or terminated by the advisor at any time.



(8) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. As a result, the actual 12b-1 fee for Class A shares would be 0.25% and the total annual fund operating expenses for Class A shares would be 1.25%. This arrangement may be modified or terminated by the distributor at any time.

YOUR ACCOUNT
--------------------------------------------------------------------------------



INVESTMENT MINIMUMS

Initial Investment........   $1,000
Subsequent Investments....      $50
Automatic Investment Plan*      $50
Retirement Plan*..........      $25

* The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures. The Fund also offers an additional class of shares, Class S shares. Class S shares are made available through a separate prospectus.



OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:



METHOD               INSTRUCTIONS

Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                     receive your request prior to the close of the New York
                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                     Your financial advisor may charge you fees for executing
                     the purchase for you.
--------------------------------------------------------------------------------
By check             For new accounts send a completed application and check
(new account)        made payable to the Fund to the transfer agent, Liberty
                     Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By check             For existing accounts fill out and return the additional
(existing account)   investment stub included in your quarterly statement, or
                     send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                     02105-1722.
--------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares for your
                     account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money
                     market fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire              You may purchase shares by wiring money from your bank
                     account to your Fund account. To wire funds to your Fund
                     account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic        You may purchase shares by electronically transferring
funds transfer       money from your bank account to your Fund account by
                     calling 1-800-422-3737. An electronic funds transfer may
                     take up to two business days to settle and be considered in
                     "good form." You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the application.
--------------------------------------------------------------------------------
Automatic            You can make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
--------------------------------------------------------------------------------
Automated dollar     You can purchase shares for your account by exchanging $100
cost averaging       or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a
                     current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so
                     long as your fund balance is sufficient to complete the
                     transfers. You may terminate your program or change the
                     amount of the exchange (subject to the $100 minimum) by
                     calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your dividends in
                     another fund, call 1-800-345-6611.

YOUR ACCOUNT




SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                   % OF OFFERING
                                      AS A % OF                        PRICE
                                     THE PUBLIC       AS A %        RETAINED BY
                                      OFFERING       OF YOUR         FINANCIAL
AMOUNT OF PURCHASE                     PRICE        INVESTMENT      ADVISOR FIRM

Less than $50,000                       4.75           4.99             4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000           4.50           4.71             4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000          3.50           3.63             3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000          2.50           2.56             2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000        2.00           2.04             1.75
--------------------------------------------------------------------------------
$1,000,000 or more                      0.00           0.00             0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

YOUR ACCOUNT




UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.



For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:



PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                               COMMISSION %

First $3 million                                                   1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                 0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                0.50
--------------------------------------------------------------------------------
$25 million or more                                                0.25

The commission to financial advisors for Class A purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

YOUR ACCOUNT




HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT




OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------

METHOD               INSTRUCTIONS

Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor firm must receive your request prior to
                     the close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.

By exchange          You or your financial advisor may sell shares by exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call
                     1-800-422-3737.

By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                     Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                     period. You do not need to set up this feature in advance
                     of your call. Certain restrictions apply to retirement
                     accounts. For details, call 1-800-345-6611.

By mail You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                     Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                     1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                     available if you hold your shares in certificate form. All dividends and capital gains distributions must be
                     reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares and request that the proceeds be
funds transfer       electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                     must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT




FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A shares. The annual distribution fee may equal up to 0.10% for Class A shares. Distribution and service fees are paid out of the assets of this class. The distributor has voluntarily agreed to waive the Class A share distribution fee. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

YOUR ACCOUNT




OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT




UNDERSTANDING FUND DISTRIBUTIONS

The Portfolio earns income from the securities it holds. The Portfolio also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.



DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends        Represents interest and dividends earned from securities held by the Portfolio, net of expenses incurred by the Portfolio and the Fund.
--------------------------------------------------------------------------------
Capital gains    Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

YOUR ACCOUNT




TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND
--------------------------------------------------------------------------------



INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Portfolio's investment advisor. In its duties as investment advisor, Stein Roe runs the Portfolio's day-to-day business, including placing all orders for the purchase and sale of the Portfolio's securities. Stein Roe has been an investment advisor since 1932. As of September 30, 2001, Stein Roe managed over $22.2 billion in assets.



Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisors. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.



For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund indirectly as a shareholder of the Portfolio amounted to 0.25% of average daily net assets of the Fund.


Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEPHEN F. LOCKMAN, a senior vice president of Stein Roe, has been manager of the Portfolio since 1997. Mr. Lockman was an associate manager of the Portfolio from November, 1996 to February, 1997. Mr. Lockman was a senior research analyst for Stein Roe's fixed income department from 1994, when he joined Stein Roe, to 1997. A chartered financial analyst, Mr. Lockman earned a bachelor's degree from the University of Illinois and a master's degree from DePaul University.

JEFFREY M. MARTIN, a vice president and senior analyst of Stein Roe, has been co-manager of the Portfolio since December, 2000 and has been affiliated with the Portfolio and the Stein Roe High Yield Fund as an analyst or associate portfolio manager since 1996. Mr. Martin joined Stein Roe in 1993. He received his B.S. degree from the State University of New York and his M.B.A. degree from St. John's University.

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Portfolio may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Portfolio's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.



The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Portfolio may make and the risks associated with them. In seeking to achieve its investment goals, the Portfolio may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------

The Portfolio may invest a portion of its assets in certain types of equity securities including securities offered during a company's initial public offering (IPO). An IPO is the sale of a company's securities to the public for the first time. The market price of a security the Portfolio buys in an IPO may change substantially from the price the Portfolio paid, soon after the IPO ends. In the short term, the price change may significantly increase or decrease the Fund's total return, and therefore its performance history, after an IPO investment. This is especially so when the Fund's assets are small. However, should the Fund's assets increase, the results of an IPO investment will not cause the Fund's performance history to change as much. Although companies can be of any size or age at the time of their IPO, they are often smaller in size and have a limited operating history which could create greater market volatility for the securities. The advisor intends to limit the Portfolio's IPO investments to issuers whose debt securities the Portfolio already owns, or issuers which the advisor has specially researched before the IPO. The Portfolio does not intend to invest more than 5% of its assets, at the time of purchase, in IPOs and does not intend to buy them for the purpose of immediately selling (also known as flipping) the security after its public offering.


MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------

Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS




Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

Real estate mortgage investment conduits (REMICs) are multi-class securities that qualify for special tax treatment under the Internal Revenue Code. REMICs invest in certain mortgages that are secured principally by interests in real property such as single family homes.


ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.


ZERO COUPON BONDS
--------------------------------------------------------------------------------

Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.


PAYABLE-IN-KIND BONDS
--------------------------------------------------------------------------------

The Portfolio may invest in payable-in-kind bonds (PIK bonds) which are bonds that pay interest in the form of additional securities. These bonds are subject to greater price volatility than bonds that pay cash interest on a current basis.

OTHER INVESTMENT STRATEGIES AND RISKS




ILLIQUID INVESTMENTS
--------------------------------------------------------------------------------

The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in public transactions because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

There are no limits on turnover. Turnover may vary significantly from year to year. The advisor expects it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Portfolio will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.


INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------

The Fund and Portfolio may lend money to and borrow from other funds advised by the advisor. They will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.


MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities (Portfolio), which has investment goals and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. One action the Board of Trustees may recommend is the withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Portfolio's normal investment activities. During such times, the Portfolio may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A shares fiscal years since inception, which run from July 1 to June 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.





THE FUND
--------------------------------------------------------------------------------

                                                       Period ended June 30,
                                                             2001(a)
                                                             Class A
Net asset value --
Beginning of period ($)                                      9.17
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(b)                                     0.73
--------------------------------------------------------------------------------
Net realized and unrealized loss                            (1.23)
--------------------------------------------------------------------------------
Total from investment operations                            (0.50)
--------------------------------------------------------------------------------

DISTRIBUTIONS($):

Net investment income                                       (0.83)
--------------------------------------------------------------------------------
Net asset value--
End of period($)                                             7.84
--------------------------------------------------------------------------------
Total return(%)(c)                                        (5.51)(d)
--------------------------------------------------------------------------------

RATIO TO AVERAGE NET ASSETS(%):

Expenses                                                     1.25(e)
--------------------------------------------------------------------------------
Net investment income                                       10.03(e)
--------------------------------------------------------------------------------
Waiver/reimbursement                                         0.29(e)
--------------------------------------------------------------------------------
Net assets, end of period (000)($)                             90



(a)  From commencement of operations on July 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or deferred sales charge.

(d)  Not annualized.

(e)  Annualized.

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Portfolio's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which the Portfolio invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Income Trust: 811-4552
- Stein Roe High Yield Fund



                           [LIBERTY FUNDS LETTERHEAD]


715-01/776H-1001

                            Stein Roe Cash Reserves Fund

           Supplement to Prospectus and Statement of Additional Information
                            dated November 1, 2001

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the above referenced Fund's investment advisor (Liberty Financial Affiliate), announced that Fleet National Bank agreed to acquire Liberty Financial's asset management business, including each of the Liberty Financial Affiliates. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of the Liberty Financial Affiliate and, therefore, an assignment of its investment advisory and sub-advisory contract with the Fund. The assignment of this contract generally requires shareholder approval under the Investment Company Act of 1940. Consequently, the Liberty Financial Affiliates obtained approval of new contracts from the Trust's Board of Trustees and from shareholders of the Fund. The new contract is identical to the current contract in all respects except for its effective and termination dates and certain other minor provisions. The new contract has no effect on the contractual advisory or sub-advisory fee rates payable by the Fund.


                                                            November 1, 2001

STEIN ROE MONEY MARKET FUND

         Cash Reserves Fund


PROSPECTUS
NOV. 1, 2001




ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


STEIN ROE MUTUAL FUNDS
Sensible Risks.  Intelligent Investments.(SM)

 3        The Fund
                  Investment Goals
                  Principal Investment Strategies
                  Principal Investment Risks
                  Fund Performance
                  Your Expenses

 10       Financial Highlights

 12       Your Account
                  Purchasing Shares
                  Opening an Account
                  Determining Share Price Selling Shares
                  Exchanging Shares
                  Fund Policy on Trading of Fund Shares
                  Reporting to Shareholders
                  Dividends and Distributions

  24      Other Investments and Risks

  25      The Fund's Management
                  Investment Advisor
                  Master/Feeder Fund Structure





Please keep this prospectus as your reference manual.

THE FUND

INVESTMENT GOALS The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES  The Fund invests all of its assets in SR&F Cash
         Reserves Portfolio (the "Portfolio") as part of a master fund/feeder fund structure. The Portfolio invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality, U.S. dollar-denominated obligations. The Portfolio invests in the following types of money market securities:

                  -        Securities issued or guaranteed by the U.S.
                           government or by its agencies.

                  - Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.

                  - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches.

                  - Commercial paper of domestic or foreign issuers, including variable-rate demand notes.

                  - Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.

                  -        Repurchase agreements.

                  -        Other high-quality short-term obligations.

         Under normal market conditions, the Portfolio invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.


         The Fund seeks to preserve the value of your investment at $1 per share.


         Additional strategies that are not principal investment strategies and risks associated with them are described later in this prospectus under "Other Investments and Risks."

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are described below. There are circumstances (including additional risks that are not described here) which could prevent the Fund from achieving investment goals. You may lose money by investing in the Fund.

         An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.


         Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to under-perform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.


         Interest rate risk is the risk of change in the price of a security when prevailing interest rates increase or decrease. In general, if interest rates rise, securities prices fall, and if interest rates fall, securities prices rise. Changes in the values of securities usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

         Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payment of interest or principal. This could result in decreases in the price of the security and in some cases a decrease in income.




         Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.






         Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.


         For more information on the Portfolio's investment techniques, please refer to "Other Investments and Risks."

         WHO SHOULD INVEST IN THE FUND?

         You may want to invest in Cash Reserves Fund if you:

         - want a relatively stable and liquid investment as well the potential for a competitive yield

         - are saving for a short-term investment or creating an emergency fund

         -        want the ability to write checks on your account

         - are looking to diversify your investment portfolio with cash or similar types of investments

         Cash Reserves Fund is not appropriate for investors who:

         -        want high return potential

         -        don't want current income

FUND PERFORMANCE The following charts show the Fund's performance for the past 10 calendar years through Dec. 31, 2000. The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

         YEAR-BY-YEAR TOTAL RETURNS

         Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.



[bar chart]


-------------------------------------------------------------------------------------------------------------
      8%
      7%
      6%
      5%  5.71%                                     5.44%                 5.01%     5.01%               5.95%
      4%                                                       4.86%                          4.64%
      3%            3.42%                3.71%
      2%                      2.58%
      0%
-------------------------------------------------------------------------------------------------------------
          1991      1992      1993       1994       1995       1996       1997      1998      1999      2000
-------------------------------------------------------------------------------------------------------------


[/bar chart]

[  ] Cash Reserves Fund


The Fund's year-to-date total return through Sept. 30, 2001, was +3.02%.


For period shown on the bar chart above:


Best quarter: 4th quarter 2000, +1.66%



Worst quarter: 2nd quarter 1993, +0.63%


     AVERAGE ANNUAL TOTAL RETURNS

         Average annual total returns are a measure of the Fund's performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.

                          AVERAGE ANNUAL TOTAL RETURNS
            --------------------------------------------------------


                                     PERIODS ENDING DEC. 31, 2000
                                  ----------------------------------
                                  1 YR          5 YR           10 YR
            --------------------------------------------------------
            Cash Reserves Fund    5.95%         5.09%          4.63%



         For current 7-day yield information on the yield, please call 1-800-338-2550.

YOUR EXPENSES This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

         ANNUAL FUND OPERATING EXPENSES (b)
         -----------------------------------------------------------------------
         (expenses that are deducted from Fund assets)


         -----------------------------------------------------------------------
         Management fees(c)                                                0.49%
         Distribution and service (12b-1) fees                             None
         Other expenses                                                    0.22%
         -----------------------------------------------------------------------
         TOTAL ANNUAL FUND OPERATING EXPENSES                              0.71%


         (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

         (b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administration costs such as furnishing the Fund with offices and providing tax and compliance services.

         (c) The Portfolio pays a management fee of 0.24% and the Fund pays an administration fee of 0.25%.

       EXPENSE EXAMPLE

       This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

       -      $10,000 initial investment

       -      5% total return each year

       -      Fund's operating expenses remain the same

       -      redemption at the end of each time period

       Your actual costs may be higher or lower because in reality fund returns and other expenses change. This example reflects expenses of both the Fund and the Portfolio. Expenses based on these assumptions are:

                                 EXPENSE EXAMPLE
            --------------------------------------------------------


                                    1 yr    3 yrs    5 yrs    10 yrs
            --------------------------------------------------------
            Cash Reserves Fund      $73     $227     $395      $883

FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years which run from July 1 to June 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-338-2550.


CASH RESERVES FUND

PER SHARE DATA
--------------------------------------------------------------------------------


                                                                                      Year ended June 30,
                                                           ------------------------------------------------------------------------
                                                             2001            2000            1999            1998            1997
NET ASSET VALUE, BEGINNING OF PERIOD                       $  1.000        $  1.000        $  1.000        $  1.000        $  1.000
                                                           --------        --------        --------        --------        --------

Net investment income(a)                                      0.054           0.051           0.045           0.050           0.048
Distributions from net investment income                     (0.054)         (0.051)         (0.045)         (0.050)         (0.048)
                                                           --------        --------        --------        --------        --------

NET ASSET VALUE, END OF PERIOD                             $  1.000        $  1.000        $  1.000        $  1.000        $  1.000
                                                           --------        --------        --------        --------        --------

Ratio of net expenses to average net assets                    0.71%           0.68%           0.70%           0.75%           0.77%
Ratio of net investment income to average net assets           5.33%           5.11%           4.58%           4.98%           4.80%
TOTAL RETURN                                                   5.48%           5.22%           4.64%           5.09%           4.92%

====================================================================================================================================
Net assets, end of period (000,s)                          $413,051        $496,850        $503,686        $493,954        $452,358





(a) Per share data was calculated using average shares outstanding during the period.

YOUR ACCOUNT

PURCHASING SHARES You will not pay a sales charge when you purchase Fund shares. Your purchases are made at the net asset value net asset value) next determined after the Fund receives your check, wire transfer or electronic transfer. If the Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange (NYSE) -- normally 4 p.m. Eastern time -- your purchase is effective on the next business day.

         PURCHASES THROUGH THIRD PARTIES

         If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no charges or limitations if you purchase shares directly from the Fund, except those fees described in this prospectus.

         If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

         CONDITIONS OF PURCHASE


         An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors. The Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe Counselor(SM) program or are a client of Stein Roe Investment Counsel, the minimum initial investment is determined by those programs.



                                ACCOUNT MINIMUMS
            --------------------------------------------------------

                                             MINIMUM TO     MINIMUM      MINIMUM
            TYPE OF ACCOUNT               OPEN AN ACCOUNT   ADDITION     BALANCE
            --------------------------------------------------------------------
            Regular                            $2,500       $  100       $1,000

            Custodial (UGMA/UTMA)              $1,000       $  100       $1,000

            Automatic Investment Plan          $1,000       $   50           --

            Roth and Traditional IRA           $  500       $   50       $  500

            Educational IRA                    $  500       $   50*      $  500


       *Maximum $500 contribution per calendar year per child. Beginning January 1, 2002, the maximum contribution per calendar year per child will be increased to $2,000.

         OPENING AN ACCOUNT

                         OPENING OR ADDING TO AN ACCOUNT


                          BY MAIL:                                      BY WIRE:
----------------------------------------------------------------------------------------------------------------------

OPENING AN                Complete the application.                     Mail your application to the address listed
ACCOUNT                   Make check payable to Stein Roe Mutual        on the left, then call 1-800-338-2550 to
                          Funds.                                        obtain an account number.  Include your
                                                                        Social Security Number.  To wire funds, use
                          Mail application and check to:                the instructions below.
                              Stein Roe Mutual Funds
                              P.O. Box 8900
                              Boston, MA 02205-8900

                          Overnight address:
                               Stein Roe Mutual Funds
                               One Financial Center, 10th Floor
                               Boston, MA 02111-2621

ADDING TO AN              Make check payable to Stein Roe Mutual        Wire funds to:
ACCOUNT                   Funds.  Be sure to write your account            FleetBoston
                          number on the check.                             ABA:  011000390
                                                                           Attn: SSI, Account No. 560-99696
                          Fill out investment slip (stub from your         Fund No. 36; Stein Roe Cash Reserves Fund
                          statement or confirmation) or include a          Your name (exactly as in the
                          note indicating the amount of your                  registration).
                          purchase, your account number, and the name      Your account number.
                          in which your account is registered.

                          Mail check with investment slip or note
                          to the address above.


                         OPENING OR ADDING TO AN ACCOUNT


                     BY ELECTRONIC FUNDS TRANSFER:          BY EXCHANGE:                     THROUGH AN INTERMEDIARY:
----------------------------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT   You cannot open a new account via      By mail, phone, or web.          Contact your financial
                     electronic transfer.                                                    professional.

ADDING TO AN         Call 1-800-338-2550 to make your       By mail, phone, or web.          Contact your financial
ACCOUNT              purchase.  To set up prescheduled                                       professional.
                     purchases, be sure to elect the
                     Automatic Investment Plan
                     (Stein Roe Asset(SM) Builder)
                     option on your application.


         All checks must be made payable in U.S. dollars and drawn on U.S. banks. Money orders and third-party checks will not be accepted.

DETERMINING SHARE PRICE The Fund's share price is its net asset value next determined. The Fund attempts to maintain its net asset value at $1 per share. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine net asset value twice each business day: at 12p.m.Eastern time and at the close of regular trading on the NYSE -- normally 4p.m. Eastern time.

         To calculate the net asset value, we value portfolio securities based on their amortized cost, which does not take into account unrealized gains or losses. The extent of any deviation between the net asset value based upon market quotations or equivalents and $1 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

         The Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading and you may not purchase or redeem shares.

SELLING SHARES You may sell your shares any day the Fund is open for business.
         Please follow the instructions below.

                                 SELLING SHARES
--------------------------------------------------------------------------------


BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. A signature guarantee may be required; please call
                  1-800-338-2550 to confirm. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.

BY PHONE:         You may sell your shares by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone
                  redemptions is $100,000 in a 30-day period. This feature is automatically added to your account.

BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more may be wired to your predesignated bank account. Call 1-800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.

BY                Fill out the appropriate areas of the account application for
ELECTRONIC        this feature. To request an electronic transfer (not less than
TRANSFER:         $50; not more than $100,000), call 1-800-338-2550. We will transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated Clearing House.

BY EXCHANGE:      Call 1-800-338-2550 to exchange any portion of your Fund
                  shares for shares in any other Stein Roe no-load fund.

BY                Send a letter of instruction, in English, including your
AUTOMATIC         account number and the amount to be exchanged by the
EXCHANGE:         Fund. Redeem a fixed amount on a regular basis (not less than
                  $50 per month; not more than $100,000) from the Fund for
                  investment in another Stein Roe no-load fund.

BY CHECK          Complete the appropriate section of the account application
WRITING:          for this feature. You may redeem shares by writing checks
                  (minimum $50) that are drawn against a special checking
                  account the Fund has with the Boston Safe Deposit & Trust
                  Company

BY WEB: You may sell your shares through the Internet and request the proceeds be sent to your address of record or to your pre-designated bank on record via Automated Clearing House or exchange your shares to another Stein Roe no-load fund.


         WHAT YOU NEED TO KNOW WHEN SELLING SHARES

         Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

         The Fund redeems shares at the net asset value next determined after an order has been accepted. We mail proceeds within seven days after the sale. The Fund normally pays wire redemption or electronic transfer proceeds on the next business day.

         We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

         We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

         If the amount you redeem is in excess of the lesser of (1) $250,000 or
         (2) 1% of the Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

         INVOLUNTARY REDEMPTION


         Except with respect to IRA accounts, if your account value falls below $1,000 (other than as a result of depreciation in share value), the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens.



         LOW BALANCE FEE

         Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans; (4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. The Fund can waive the fee, at its discretion, in the event of significant market corrections.


EXCHANGING SHARES You may exchange Fund shares for shares of other Stein Roe no-load funds. Call 1-800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.


         The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

         An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.

         We may change, suspend or eliminate the exchange service after notification to you.

         Generally, we limit you to four telephone exchanges "roundtrips" per year. A roundtrip is an exchange out of the Fund into another Stein Roe no-load fund and then back to the Fund.

FUND POLICY ON TRADING OF FUND SHARES The Fund does not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

REPORTING TO SHAREHOLDERS To reduce the volume of mail you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

DIVIDENDS AND DISTRIBUTIONS The Fund declares dividends daily and pays them monthly, and any capital gains (including short-term capital gains) at least annually..

         A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses. If the net asset value per share were to decline below $1, the Board might temporarily reduce or suspend dividends in an effort to maintain net asset value at $1 per share.

         A capital gain is the increase in value of a security that the Portfolio holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Portfolio held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

         When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of the Fund unless you elect on the account application to have distributions paid by check.

--------------------------------------------------------------------------------
[CALLOUT]
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:

-    by check

-    by electronic transfer into your bank account

-    a purchase of shares of another Stein Roe fund

-    a purchase of shares in a Stein Roe fund account of another person

[END OF CALLOUT]
--------------------------------------------------------------------------------


         Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and a distribution check is returned to the Fund as undeliverable, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of the Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.


         TAX CONSEQUENCES

         Unless you are an entity exempt from income taxes, you are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If the Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.


TRANSACTION                                  TAX STATUS
--------------------------------------------------------------------------------
Income dividend                              Ordinary income

Short-term capital gain distribution         Ordinary income

Long-term capital gain distribution          Capital gain

Sale of shares owned one year or less        Gain is ordinary income; loss is
                                             subject to special rules

Sale of shares owned more than one year      Capital gain or loss

         In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.

         This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

         OTHER INVESTMENTS AND RISKS

         The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Portfolio may make and the risks associated with them. In seeking to achieve its investment goals, the Portfolio may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goals or investment strategies.


INTERFUND LENDING PROGRAM The Fund and Portfolio may lend money to and borrow money from other funds advised by Stein Roe. The Fund and the Portfolio will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.


PURCHASE AND SALE DECISIONS The portfolio manager generally makes decisions on buying and selling portfolio investments based upon her judgment that the decision will Improve the Fund's investment return and further its investment goal. The portfolio manager may also be required to sell portfolio investments to fund redemptions.



TEMPORARY DEFENSIVE STRATEGIES At times, the Portfolio's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Portfolio's normal investment activities. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

THE FUND'S MANAGEMENT


INVESTMENT ADVISOR Stein Roe & Farnham Incorporated (Stein Roe), One South
         Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund and Portfolio. Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. For the fiscal year ended June 30, 2001, the Fund and the Portfolio paid to Stein Roe aggregate fees of 0.24% of average net assets.



         Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisers. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.


MASTER/FEEDER FUND STRUCTURE Unlike mutual funds that directly acquire and manage their own portfolios of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities (the Portfolio), which has investment goals and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Fund and the Portfolio became inconsistent, the Board of Trustees of the Fund will decide what actions to take. One action the Board of Trustees may recommend is the withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.

FOR MORE INFORMATION

You can obtain more information about the Fund's investments in its semiannual and annual reports to investors. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the Fund's SAI for more information. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Fund's semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550
www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov. You can also obtain copies by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address public@info@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC  20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-4552
 Liberty-Stein Roe Funds Income Trust:
 -   Stein Roe Cash Reserves Fund





                         LIBERTY FUNDS DISTRIBUTOR, INC.



DIR-01/797H-1001

           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2001

                      LIBERTY-STEIN ROE FUNDS INCOME TRUST


                                MONEY MARKET FUND

                          STEIN ROE CASH RESERVES FUND


                                   BOND FUNDS

                    STEIN ROE INTERMEDIATE BOND FUND, CLASS S
                         STEIN ROE INCOME FUND, CLASS S
                       STEIN ROE HIGH YIELD FUND, CLASS S

              Suite 3300, One South Wacker Drive, Chicago, IL 60606
                                  800-338-2550

      This Statement of Additional Information (SAI) is not a prospectus but provides additional information that should be read in conjunction with the Funds' Prospectuses dated November 1, 2001 and any supplements thereto. Financial statements, which are contained in the Funds' June 30, 2001 Annual Reports, are incorporated by reference into this SAI. A Prospectus and Annual Report may be obtained at no charge by telephoning 800-338-2550.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Information and History.......................................        2
Investment Policies...................................................        4
Portfolio Investments and Strategies..................................        4
Investment Restrictions...............................................       23
Additional Investment Considerations..................................       26
Purchases and Redemptions.............................................       26
Management............................................................       30
Financial Statements..................................................       36
Principal Shareholders................................................       36
Investment Advisory and Other Services................................       38
Distributor...........................................................       41
Transfer Agent........................................................       41
Custodian.............................................................       41
Independent Auditors of Funds and Portfolios..........................       42
Portfolio Transactions................................................       42
Additional Income Tax Considerations..................................       47
Additional Information on Net Asset Value -- Cash Reserves Fund.......       48
Investment Performance................................................       49
Master Fund/Feeder Fund: Structure and Risk Factors...................       55
Appendix -- Ratings...................................................       57


DIR-16/794H-1001

                         GENERAL INFORMATION AND HISTORY

      The following mutual funds are separate series of Liberty-Stein Roe Funds Income Trust (the "Trust"):

      Stein Roe Cash Reserves Fund ("Cash Reserves Fund")
      Stein Roe Intermediate Bond Fund, Class S ("Intermediate Bond Fund") Stein Roe Income Fund, Class S ("Income Fund")
      Stein Roe High Yield Fund, Class S ("High Yield Fund")

Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the Trust are referred to collectively as "the Funds." Intermediate Bond Fund, Income Fund, and High Yield Fund are referred to collectively as the "Bond Funds." On November 1, 1995, the name of the Trust and each of its series was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Income Trust" to "Liberty-Stein Roe Funds Income Trust."

      Each Fund (with the exception of Cash Reserves Fund) offers another class of shares-Class A. This SAI describes the Class S shares of the Funds. A separate SAI describes the Class A shares of the Funds.

      The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.

      Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

      Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.






SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

      Rather than invest in securities directly, each Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in another mutual fund having the identical investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each Fund invests all of its assets in a separate master fund that is a series of SR&F Base Trust, as follows:

                                                                                  MASTER/FEEDER
                                                                                      STATUS
     FEEDER FUND                          MASTER FUND                              ESTABLISHED
     -----------                          -----------                           ----------------
Cash Reserves Fund     SR&F Cash Reserves Portfolio ("Cash Reserves             March 2, 1998
                          Portfolio")
Intermediate Bond      SR&F Intermediate Bond Portfolio ("Intermediate Bond     February 2, 1998
   Fund                   Portfolio")
Income Fund            SR&F Income Portfolio ("Income Portfolio")               February 2, 1998
High Yield Fund        SR&F High Yield Portfolio ("High Yield Portfolio")       November 1, 1996


The master funds are referred to collectively as the "Portfolios." Intermediate Bond Portfolio, Income Portfolio, and High Yield Portfolio are referred to collectively as the "Bond Portfolios." For more information, please refer to Master Fund/Feeder Fund: Structure and Risk Factors.

      Stein Roe & Farnham Incorporated ("Stein Roe") provides administrative services and is responsible for providing accounting and recordkeeping services to the Funds and Portfolios, and provides investment management services to each Portfolio.

                               INVESTMENT POLICIES

      The Trust and SR&F Base Trust are open-end management investment companies. The Funds and the Portfolios are diversified, as that term is defined in the Investment Company Act of 1940.

      The investment objectives and policies are described in the Prospectus under The Funds. In pursuing its objective, a Portfolio may also employ the investment techniques described under Portfolio Investments and Strategies in this SAI. The investment objective is a nonfundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."(1)

                      PORTFOLIO INVESTMENTS AND STRATEGIES

DERIVATIVES

      Consistent with its objective, each Bond Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives").

      Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

      The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately
------------------
1 A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

      High Yield Portfolio does not currently intend to invest more than 5% of its net assets in any type of Derivative except options, futures contracts, and futures options. Income Portfolio does not currently intend to invest, nor has it during its past fiscal year invested, more than 5% of its net assets in any type of Derivative except options, futures contracts, and futures options. Intermediate Bond Portfolio does not currently intend to invest, nor has it during its past fiscal year invested, more than 5% of its net assets in any type of Derivative except options, futures contracts, futures options and obligations collateralized by either mortgages or other assets. (See Mortgage and Other Asset-Backed Securities, Variable and Floating Rate Instruments, and Options and Futures below.)

SENIOR LOANS

      Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Intermediate Bond Portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. Stein Roe estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.

STRUCTURED NOTES

      The Intermediate Fund Portfolio may invest in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans.

INTEREST RATE SWAPS, CAPS AND FLOORS

      The Intermediate Bond Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Portfolio will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

      In circumstances in which Stein Roe anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance could be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

      Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

MEDIUM- AND LOWER-QUALITY DEBT SECURITIES

      Each Bond Portfolio may invest in medium- and lower-quality debt securities. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality securities, commonly referred to as "junk bonds," are those rated below the fourth highest rating category or bond of comparable quality.

      Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. A Portfolio seeks to reduce investment risk through diversification, credit analysis, and evaluation of developments in both the economy and financial markets.

      An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

      Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Achievement of the investment objective will be more dependent on Stein Roe's credit analysis than would be the case if a Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Stein Roe employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

      Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

      Each Bond Portfolio may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

      Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Portfolio on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates. The Portfolios tend to invest in CMOs of classes known as planned amortization classes ("PACs") which have prepayment protection features tending to make them less susceptible to price volatility.

      Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

REMICs

      Each Bond Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.

VARIABLE AND FLOATING RATE INSTRUMENTS

      In accordance with its investment objective and policies, Cash Reserves Portfolio may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustments in coupon interest rates that are reset based on changes in amount and direction of specified short-term interest rates. Cash Reserves Portfolio will not invest in a variable or floating rate instrument unless Stein Roe determines that as of any reset date the market value of the instrument can reasonably be expected to approximate its par value.

      Each Bond Portfolio may invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. Neither Income Portfolio nor High Yield Portfolio intends to invest more than 5% of its net assets in floating rate instruments. Intermediate Bond Portfolio does not intend to invest more than 10% of its net assets in floating rate instruments.

LENDING OF PORTFOLIO SECURITIES

      Subject to restriction (7) under Investment Restrictions, each Bond Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.

      No Bond Portfolio has loaned portfolio securities during its last fiscal year, nor does it intend to loan more than 5% of its net assets.

REPURCHASE AGREEMENTS

      Each Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% (10% in the case of Cash Reserves Portfolio) of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Portfolio could experience both losses and delays in liquidating its collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS; STANDBY COMMITMENTS

      Each Portfolio may purchase instruments on a when-issued or delayed-delivery basis. Although the payment terms are established at the time it enters into the commitment, the instruments may be delivered and paid for some time after the date of purchase, when their value may have changed and the yields available in the market may be greater. They will make such commitments only with the intention of actually acquiring the instruments, but may sell them before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve risk of loss if the value of the security purchased declines before settlement date.

      Securities purchased by a Bond Portfolio on a when-issued or delayed-delivery basis are sometimes done on a "dollar roll" basis. Dollar roll transactions consist of the sale of securities with a commitment to purchase similar but not identical securities, generally at a lower price at a future date. A dollar roll may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Portfolio to buy a security. A dollar roll transaction involves the following risks: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security which a Portfolio is required to repurchase may be worth less than a security which the Portfolio originally held; and the return earned by a Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

      Each Bond Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

      A standby commitment is a delayed-delivery agreement in which the Portfolio binds itself to accept delivery of and to pay for an instrument within a specified period at the option of the other party to the agreement. Standby commitment agreements create an additional risk because the other party to the standby agreement generally will not be obligated to deliver the security, but the Portfolio will be obligated to accept it if delivered. Depending on market conditions, the Portfolio may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Portfolio. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of a standby commitment agreement will likely result in the delivery of the security, and, therefore, such decrease will be reflected in the net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Portfolio actually obtains the security.

      At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement or standby commitment, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased is segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES AGAINST THE BOX

      Each Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Portfolio may make short sales of securities only if at all times when a short position is open the Portfolio owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

      In a short sale against the box, a Portfolio does not deliver from its portfolio the securities sold. Instead, the Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. The Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

      Short sales may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

      Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss and if the price declines during this period, it will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Portfolio may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Portfolio is able to enter into short sales. There is no limitation on the amount of a Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Portfolio currently expects that more than 5% of its total assets would be involved in short sales against the box.

LINE OF CREDIT

      Subject to restriction (8) under Investment Restrictions, each Fund and Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

INTERFUND BORROWING AND LENDING PROGRAM

      Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may lend money to and borrow money from other mutual funds advised by Stein Roe. A Portfolio will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PIK AND ZERO COUPON BONDS

      Each Bond Portfolio may invest in both zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because a Portfolio accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences. High Yield Portfolio may invest up to 20% of its total assets in PIK and zero coupon bonds.

RATED SECURITIES

      For a description of the ratings applied by Moody's and S&P (two of the approved NRSROs) to debt securities, please refer to the Appendix. The rated debt securities for a Portfolio include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by a Portfolio is withdrawn or reduced, the Portfolio is not required to sell the security, but Stein Roe will consider such fact in determining whether that Portfolio should continue to hold the security. To the extent that the ratings accorded by a NRSRO for debt securities may change as a result of changes in such organizations, or changes in their rating systems, each

Portfolio will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies.

FOREIGN SECURITIES


      Cash Reserves Portfolio may invest in securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments;
and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures. Each Bond Portfolio, except for Intermediate Bond Portfolio, may invest up to 25% of total assets (taken at market value at the time of investment) in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Intermediate Bond Portfolio may invest up to
5% of total assets  (taken at market value at the time of  investment)
in  foreign  securities.   For  purposes  of  these  limits,   foreign
securities  do  not  include   securities   represented   by  American
Depositary Receipts ("ADRs"),  foreign debt securities  denominated in
U.S. dollars, or securities guaranteed by U.S. persons. Investment in foreign securities may involve a greater degree of risk (including
risks  relating  to  exchange   fluctuations,   tax   provisions,   or
expropriation of assets) than does investment in securities of domestic issuers.


      The Portfolios may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. No Portfolio expects to invest as much as 5% of its total assets in unsponsored ADRs.

      With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

      Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

      Although the Portfolios will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

      Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

      The Portfolios' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under Synthetic Foreign Positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. No Portfolio may engage in "speculative" currency exchange transactions.

      At the maturity of a forward contract to deliver a particular currency, a Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Portfolio is obligated to deliver.

      If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive a Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Synthetic Foreign Positions. The Portfolios may invest in debt instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

      The Portfolios may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows -- at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of a Portfolio's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of the Portfolio having a value at least equal to such accrued excess will be segregated on the books of the Portfolio and held by the Custodian for the duration of the swap.

      The Portfolios may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a similar return to a direct investment in a foreign security.

RULE 144A SECURITIES

      Each Bond Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933. That Rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Portfolio expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.

PORTFOLIO TURNOVER

      For information on the Bond Funds' portfolio turnover rates, see Financial Highlights in their Prospectus. The portfolio turnover rates of the Bond Funds and Portfolios have been greater than 100% in recent fiscal years because of increased volatility in the financial markets and Stein Roe's techniques for reacting to changes in the markets to shift exposures to certain sectors and to capture gains. The turnover rate for a Bond Portfolio in the future may vary greatly from year to year, and when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than might otherwise be anticipated. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains or losses. Distributions of any net realized gains are subject to federal income tax.

OPTIONS ON SECURITIES AND INDEXES

      Each Bond Portfolio may purchase and may sell both put options and call options on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      A Bond Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

      If an option written by a Bond Portfolio expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires, it realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

      A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      A put or call option purchased by a Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Portfolio, it would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      Each Bond Portfolio may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(2) at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; and foreign currencies. It is expected that other futures contracts will be developed and traded.

      The Bond Portfolios may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the

------------------
2 A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

opposite is true. A Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of security prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce that Portfolio's exposure to security price, interest rate and currency fluctuations, the Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      A Bond Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

      The success of any futures transaction depends on accurate predictions of changes in the level and direction of security prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

      When a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Portfolio does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

      A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

      Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, it realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, it realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

      There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures trading and futures options and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Bond Portfolio seeks to close out a futures or a futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

      If other options, futures contracts, or futures options of types other than those described herein are traded in the future, each Bond Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

         A Bond Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of the Portfolio's total assets.

         When purchasing a futures contract or writing a put on a futures contract, a Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Portfolio.

         A Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," each Bond Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

TAXATION OF OPTIONS AND FUTURES

         If a Bond Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased
(call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security
(call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

-------------

3 A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         In order to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, and forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised of the nature of the payments.

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                             INVESTMENT RESTRICTIONS

         Each Fund and Portfolio operate under the following investment restrictions. A Fund or Portfolio may not:

         (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) U.S. Government Securities, [Cash Reserves Fund and Cash Reserves Portfolio only] (ii) repurchase agreements, or (iii) securities of issuers in the financial services industry, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (2) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; (4)

         (3) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

         (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, [Bond Funds and Bond Portfolios only] except that it may enter into (i) futures and options on futures and (ii) forward contracts;

         (6) [Cash Reserves Fund, High Yield Fund, Cash Reserves Portfolio and High Yield Portfolio only] purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, [High Yield Fund and High Yield Portfolio only] but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (7) make loans, although it may (a) [Bond Funds and Bond Portfolios only] lend portfolio securities and [all] participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets


----------
4 Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), Cash Reserves Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), have invested more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.

(taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

         (8) [Intermediate Bond Fund, Income Fund, Intermediate Bond Portfolio and Income Portfolio only] borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

         (9) [Cash Reserves Fund, High Yield Fund, Cash Reserves Portfolio and High Yield Portfolio only] borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and
(b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and [High Yield Fund and High Yield Portfolio only]
(c) enter into futures and options transactions; [Cash Reserves Fund, High Yield Fund, Cash Reserves Portfolio and High Yield Portfolio only] it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

         (10) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

         (11) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

         The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as previously defined herein. The policy on the scope of transactions involving lending of portfolio securities to broker-dealers and banks (as set forth herein under Portfolio Investments and Strategies) is also a fundamental policy.

         Each Fund and Portfolio is also subject to the following restrictions and policies that may be changed by the Board of Trustees. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Unless otherwise indicated, a Fund or Portfolio may not:

         (A) invest for the purpose of exercising control or management;

         (B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;(5)

-----------

5 The Funds have been informed that the staff of the Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment

         (C) purchase portfolio securities from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser;

         (D) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

         (E) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

         (F) [Bond Funds and Bond Portfolios only] purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

         (G) [Bond Funds and Bond Portfolios only] write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

         (H) [Bond Funds and Bond Portfolios only] invest in limited partnerships in real estate unless they are readily marketable;

         (I) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain [Bond Funds and Bond Portfolios only] and provided that transactions in options, futures, and options on futures are not treated as short sales;

         (J) [Bond Funds and Bond Portfolios only] invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

         (K) [Cash Reserves Fund and Cash Reserves Portfolio only] invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities(6), including repurchase agreements maturing in more than seven days; Bond Funds and Bond Portfolios only] invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

         (L) [Intermediate Bond Fund, Income Fund, Intermediate Bond Portfolio and Income Portfolio only] purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

---------------

Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, the Funds intend to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.

6 In the judgment of Stein Roe, Private Placement Notes, which are issued pursuant to Section 4(2) of the Securities Act of 1933, generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

         Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account.

         Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?

It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?

If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?

All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

         In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

         In addition, Stein Roe believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.

                            PURCHASES AND REDEMPTIONS

PURCHASES THROUGH THIRD PARTIES

         You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their SAIs, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas. Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

         Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Funds' transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

NET ASSET VALUE

         The net asset value of each Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3 p.m., Central time. Please refer to Your Account -- Determining Share Price in the Prospectuses for additional information on how the purchase and redemption price of Fund shares is determined.

GENERAL REDEMPTION POLICIES

         The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

         The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

         You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

         The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

         Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

         Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Funds do not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

         Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

         The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, REGARDLESS OF THE NUMBER OF TELEPHONE EXCHANGE ROUND-TRIPS MADE BY AN INVESTOR, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS" IF THE OFFICERS OF THE TRUST DETERMINE THE ORDER NOT TO BE IN THE BEST INTERESTS OF THE TRUST OR ITS SHAREHOLDERS. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the

Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.


         The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.


REDEMPTION PRIVILEGES

         Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.


         Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $100 or more from your account by calling 800-338-2550; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUNDS MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER NO-LOAD STEIN ROE FUND, AND THEN BACK TO THAT FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.


         Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).


         Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal

Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

         Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem shares from your account by calling 800-338-2550. Telephone redemptions are limited to a total of $100,000 in a 30-day period. The proceeds will be sent by check to your registered address.

         Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 3 p.m., central time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

         Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

         Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.


         Check Writing Privilege. Although Cash Reserves Fund does not currently charge a fee to its shareholders for the use of the special Check-Writing Redemption Privilege, Cash Reserves Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the bank for payment of each check. The Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the bank reserve the right to terminate this service. The following fees may be charged by Boston Safe Deposit & Trust Company: $15 for a bounced check, $15 to place a stop payment on a check, and $5 to receive a copy of a paid check.


                                   MANAGEMENT

         The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. The following table sets forth certain information with respect to trustees and officers of the Trust:

                                      POSITION(S) HELD                        PRINCIPAL OCCUPATION(S)
       NAME, AGE; ADDRESS              WITH THE TRUST                         DURING PAST FIVE YEARS
       ------------------              --------------                         ----------------------
Douglas A. Hacker                   45    Trustee            Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                               UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666(2)(3)                                      President and Chief Financial Officer of UAL, Inc. prior
                                                             thereto.

Janet Langford Kelly                43    Trustee            Executive Vice President-Corporate Development

One Kellogg Square                                           and Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016(3)                                    Company (food manufacturer), since September, 1999; Senior Vice
                                                             President, Secretary and General Counsel, Sara Lee Corporation
                                                             (branded, packaged, consumer-products manufacturer) prior
                                                             thereto.

Richard W. Lowry                    65    Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963(3)                                      (building products manufacturer)).

Salvatore Macera                    70    Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649(2)(3)                                 from 1975 to 1981).

William E. Mayer                    61    Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since 1998 (formerly Founding Partner,
New York, NY 10022(1)                                        Development Capital LLC from 1996 to 1998; Dean and
                                                             Professor, College of Business and Management,
                                                             University of Maryland from October, 1992 to
                                                             November, 1996); Director of Lee Enterprises (print
                                                             and on-line media), WR Hambrecht + Co. (financial service
                                                             provider) and Systech Retail Systems (retail
                                                             industry technology provider).

Charles R. Nelson                   58    Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on econometric and
University of Washington                                     statistical matters.
Seattle, WA 98195(2)(3)

John J. Neuhauser                   58    Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838(3)                              College School of Management from September, 1977 to
                                                             September, 1999); Director, Saucony, Inc. (athletic
                                                             footwear).

Joseph R. Palombo                   48    Trustee and        Chief Operations Officer of Mutual Funds, Liberty
One Financial Center                      Chairman of the    Financial since August, 2000; Executive Vice President
Boston, MA 02111(1)(3)                    Board              and Director of the Stein Roe  since April, 1999;
                                                             Executive Vice President and Chief Administrative
                                                             Officer of Liberty Funds Group ("LFG") since April, 1999;
                                                             Director of Stein Roe since September, 2000;
                                                             Trustee and Chairman of the Board of the Stein
                                                             Roe Mutual Funds since October, 2000; Manager of
                                                             Stein Roe Floating Rate Limited Liability Company
                                                             since October, 2000 (formerly Vice President of the
                                                             Liberty Funds from April, 1999 to August, 2000 and
                                                             Chief Operating Officer, Putnam Mutual Funds from
                                                             1994 to 1998).

Thomas E. Stitzel                   65    Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706(3)                                          College of Business, Boise State University); Chartered
                                                             Financial Analyst.

Thomas C. Theobald                  64    Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606(3)                                         Continental Bank Corporation);

                                                             Director of Xerox Corporation (business products
                                                             and services), Anixter International (network support
                                                             equipment distributor), Jones Lang LaSalle (real
                                                             estate management services) and MONY Group (life
                                                             insurance).

Anne-Lee Verville                   56    Trustee            Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                       (designer, importer and distributor of giftware and
Hopkinton, NH  03229(3)                                      collectibles); Director, LearnSomething.com, Inc. (online
                                                             educational products and services) since 2000; author and
                                                             speaker on educational systems needs (formerly
                                                             General Manager, Global Education Industry from 1994
                                                             to 1997, and President, Applications Solutions Division
                                                             from 1991 to 1994, IBM Corporation (global education
                                                             and global applications).

Keith T. Banks                      45    President          President of the Liberty Funds since November, 2001;
Fleet Asset Management                                       Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                               Fleet Asset Management since 2000 (formerly Managing
Mail Stop NY EH 30636A                                       Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY  10022                                          Management from 1996 to 2000).


Vicki L. Benjamin          39      Chief                   Chief Accounting Officer of the Liberty Funds,
One Financial Center               Accounting              Stein Roe Funds and Liberty All-Star Funds
Boston, MA 02111                   Officer                 since June, 2001; Vice President of LFG since
                                                           April, 2001 (formerly Vice President, Corporate Audit,
                                                           State Street Bank and Trust Company from May, 1998 to
                                                           April, 2001; Staff Associate from December, 1989 to
                                                           December, 1991; Audit Senior from January, 1992 to
                                                           June, 1994; Audit Manager from July, 1994 to June,
                                                           1997; Senior Audit Manager from July, 1997 to May,
                                                           1998, Coopers & Lybrand).

J. Kevin Connaughton                37    Treasurer          Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111(3)                                          of the Liberty Funds and of the Liberty All-Star Funds
                                                             from February, 1998 to October, 2000); Treasurer of the
                                                             Stein Roe Funds since February, 2001 (formerly
                                                             Controller from May, 2000 to February, 2001);
                                                             Senior Vice President of LFG since January, 2001
                                                             (formerly Vice President from April, 2000 to
                                                             January, 2001) (formerly Vice President of the
                                                             Advisor from February, 1998 to October, 2000)
                                                             (formerly Senior Tax Manager, Coopers & Lybrand,
                                                             LLP from April, 1996 to January, 1998).

Michelle G. Azrialy                 32    Controller         Controller of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111(3)                                          since March, 2001 (formerly Assistant Vice President of
                                                             Fund Administration from September, 2000 to February,
                                                             2001; Compliance Manager of Fund Administration from
                                                             September, 1999 to August, 2000) (formerly Assistant
                                                             Treasurer, Chase Global Fund Services - Boston
                                                             from August, 1996 to September, 1999).

William J. Ballou                   36    Secretary          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000); Secretary
                                                             of the Stein Roe Funds since February, 2001
                                                             (formerly Assistant Secretary from May, 2000 to February,
                                                             2001); Vice President, Assistant Secretary
                                                             and Senior Counsel of the Advisor since October,
                                                             1997; Vice President and Senior Counsel since April, 2000, and Assistant Secretary since December, 1998 of LFG (formerly
                                                             Associate Counsel, Massachusetts Financial Services
                                                             Company from May, 1995 to September, 1997).






----------------------


(1) Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.


(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

(3) This person holds the corresponding officer or trustee position with SR&F Base Trust.

         Certain of the trustees and officers of the Trust and the Portfolio also are trustees or officers of other investment companies managed by Stein Roe or its affiliates; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Fund's distributor.

         Officers and trustees affiliated with Stein Roe or its affiliates serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The Trust has no retirement or pension plan. For fiscal year ended June 30, 2001 and the calendar year December 31, 2000, the Trustees received the following compensation for serving as Trustees of the Stein Roe Fund Complex:

                              Aggregate                               Aggregate         Aggregate
                            Compensation        Aggregate            Compensation      Compensation
                               From            Compensation            From High        From Cash          Total Compensation
                            Intermediate        From Income          Yield Fund for    Reserves Fund       From the Fund Complex
                         Bond Fund for the     Fund for the          the Fiscal Year   for the Fiscal      Paid to the Trustees for
                          Fiscal Year Ended   Fiscal Year Ended          Ended          Year Ended          the Calendar Year Ended
Trustee                    June 30, 2001       June 30, 2001         June 30, 2001     June 30, 2001       December 31, 2000(a)
-------                    -------------       -------------         -------------     -------------       --------------------

Lindsay Cook(b)                 -0-                   -0-               -0-                -0-                      -0-
John A. Bacon Jr.(b)          $300                  $300                                 $300                  $98,100
William W. Boyd(b)             300                   300               300                300                  102,600
Douglas A. Hacker            1,133                   833               512              1,218                   98,100
Janet Langford Kelly         1,018                   724               409              1,102                   93,600
Richard W. Lowry(c)            846                   542               516                934                        0
Salvatore Macera(c)            833                   533               212                918                        0
William E. Mayer(c)            790                   505               201                869                        0
Charles R. Nelson            1,133                   833               212              1,218                   98,100
John J. Neuhauser(c)           834                   534               214                920                        0
Joseph R. Palombo(d)           N/A                   N/A               N/A                N/A                      N/A
Thomas E. Stitzel(c)           818                   524               209                902                        0
Thomas C. Theobald           1,146                   842               516              1,234                   98,100
Ann-Lee Verville(c)            861(e)                551(e)            220(e)             950(e)                     0











(a) At June 30, 2001, the Stein Roe Fund Complex consisted of four series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Municipal Trust, twelve series of Liberty-Stein Roe Funds Investment Trust, four series of Liberty-Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, ten portfolios of SR&F Base Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.



(b) Resigned as Trustee of the Trust and the Stein Roe Funds Complex on December 27, 2000. Due to early retirement Messrs. Bacon and Boyd received retirement payments of $95,000 and $50,000, respectively.



(c)      Elected by the shareholders of the Funds on December 27, 2000.



(d) Elected by the Trustees of the Stein Roe Funds Complex on October 17, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial Management Associates, Inc. (an affiliate of the Advisor).



(e) Total compensation of $861, 551, 220 and 950 for the Intermediate Bond Fund, Income Fund, High Yield Fund and Cash Reserves Fund, respectively, for the fiscal year ended June 30, 2001, will be payable in later years as deferred compensation.



The following table sets forth the compensation paid to Messrs. Lowry, Macera, Mayer, Neuhauser, Stitzel and Ms. Verville in their capacities as Trustees of the Liberty Funds Complex (f):



                                    Total Compensation from the Liberty
                                  Funds Complex Paid to the Trustees for
                                         the Calendar Year Ended
  Trustee                                    December 31, 2000
  -------                                    -----------------

  Richard W. Lowry                                $99,000
  Salvatore Macera                                 98,000
  William E. Mayer                                100,000
  John J. Neuhauser                               101,252
  Joseph R. Palombo(g)                              N/A
  Thomas E. Stitzel                                97,000
  Anne-Lee Verville                               94,667(h)

(f) At December 31, 2000, the Liberty Funds Complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group-Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Funds Complex).



(g) Elected by the Trustees of the Liberty Funds Complex on August 23, 2000. Elected by the shareholders of the Liberty Funds Complex on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.



(h) Total compensation of $94,667 for the calendar year ended December 31, 2000 will be payable in later years as deferred compensation.



As of December 27, 2000, the Liberty Funds Complex and the Stein Roe Funds Complex were combined into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the combined Fund Complex.



For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (i) (together, Liberty All-Star Funds):



                                  Total Compensation from Liberty
                                  All-Star Funds for the Calendar
Trustee                                     Year Ended
                                       December 31, 2000(j)
                                       --------------------

Richard W. Lowry                             $25,000
William E. Mayer                              25,000
John J. Neuhauser                             25,000
Joseph R. Palombo(k)                            N/A



(i) On January 25, 2001, the shareholders of Liberty All-Star Growth & Income Fund, the only series of Liberty Funds Trust IX, approved the acquisition of the Fund by Liberty Growth & Income Fund, one of the funds in the Liberty Funds Complex. The acquisition was effected on February 9, 2001.



(j) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).



(k) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001, in connection with the Liberty Financial acquisition by Fleet National Bank.



                              FINANCIAL STATEMENTS

         Please refer to the June 30, 2001 Financial Statements (statements of assets and liabilities and schedules of investments as of June 30, 2001 and the statements of operations, changes in net assets, and notes thereto) and the reports of independent auditors contained in the Funds' June 30, 2001 Annual Reports. The Financial Statements and the reports of independent auditors (but no other material from the Annual Reports) are incorporated herein by reference. The Annual Reports may be obtained at no charge by telephoning 800-338-2550.

                             PRINCIPAL SHAREHOLDERS

As of September 30, 2001, the Trustees and Officers of the Trust as a group owned less than 1% of the then outstanding shares of each Fund.


As of September 30, 2001, the only persons known by the Trust to own of record or "beneficially" 5% or more of the following Funds' then outstanding Class S shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                                                       APPROXIMATE % OF
                                                                                      OUTSTANDING SHARES
        NAME AND ADDRESS                              FUND                                  HELD
        ----------------                              ----                                  ----



National Financial Srvc Corp.                  Intermediate Bond Fund                        10.87%
For the Exclusive
Benefit of our Customers -
Attn: Mutual Funds
P.O. Box 3908
Church Street Station
New York, NY  10008-3908


Salomon Smith Barney Inc.                      Intermediate Bond Fund                         9.88%
Book Entry Account
Attn: Matt Maestri
333 West 34th Street, 7th Floor
Mutual Funds Dept
New York, NY  10001-2483


Charles Schwab & Co., Inc.                     Intermediate Bond Fund                        29.59%*
Special Custody Account
for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122


Daily Valuation                                Income Fund                                   50.48%*
The Northern Trust Co
Mutual Liberty Funds
P.O. Box 92956
Chicago, IL  60675


Charles Schwab & Co., Inc.                     Income Fund                                   14.83%
Special Custody Account
for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122


Charles Schwab & Co., Inc.                     High Yield Fund                               19.00%
Special Custody Account
for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

         (*) As of record on September 30, 2001, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.



         As of record on September 30, 2001, there were 9,543, 2,200 and 782 Class S record holders of the Intermediate Bond Fund, Income Fund and High Yield Fund, respectively.








                     INVESTMENT ADVISORY AND OTHER SERVICES


         Stein Roe & Farnham Incorporated provides administrative services to each Fund and Portfolio and investment management services to each Portfolio. Stein Roe is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Corporate Holdings, Inc., which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.


         The directors of Stein Roe are C. Allen Merritt, Jr., J. Andrew Hilbert, Stephen E. Gibson and Joseph R. Palombo. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. The positions held by Messrs. Gibson and Palombo are listed above. The business address of Messrs. Merritt and Hilbert is Federal Reserve Plaza, Boston, MA 02210. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111.

         Stein Roe Counselor(SM) is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor(SM) is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor(SM) are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.

         In return for its services, Stein Roe is entitled to receive a monthly administrative fee from each Fund and a monthly management fee from each Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets, gross fees paid for the three most recent fiscal years, and any expense reimbursements by Stein Roe (dollars in thousands):


                                                                                 YEAR        YEAR          YEAR
                                                    CURRENT RATES (AS A % OF     ENDED       ENDED         ENDED
   FUND/PORTFOLIO                  TYPE             AVERAGE NET ASSETS)        6/30/01      6/30/00      6/30/99

Cash Reserves Fund             Management fee           N/A                       ----         ----           --
                               Administrative fee      .250%                    $1,229       $1,325       $1,249

Cash Reserves Portfolio        Management fee          .250% up to
                                                       $500 million,
                                                       .225% thereafter          1,897        1,943        1,809

Intermediate Bond Fund         Management fee           N/A                       ----         ----           --
                               Administrative fee      .150%                       679          619          668
                               Reimbursement            N/A                       ----          ---           --

Intermediate Bond Portfolio    Management fee          .350%                     1,589        1,451        1,577

Income Fund                    Management fee           N/A                       ----          ---           --
                               Administrative fee      .150% up to
                                                       $100 million,
                                                       .125% thereafter            329          340          488
                               Reimbursement            N/A                       ----         ----           --

Income Portfolio               Management fee          .500% up to
                                                       $100 million,
                                                       .475% thereafter          1,189        1,225        1,757

High Yield Fund                Management fee           N/A                       ---          ---          ---
                               Administrative fee      .150% up to
                                                       $500 million,
                                                       .125% thereafter             38           46           56
                               Reimbursement           Expenses
                                                       exceeding 1.00%              60           81           80

High Yield Portfolio           Management fee          .500% up to
                                                       $500 million,
                                                       .475% thereafter            400          424          419



         Stein Roe provides office space and executive and other personnel to the Funds and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

         The administrative agreement provides that Stein Roe shall reimburse each Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by such Fund under that agreement for such year. In addition, in the interest of further limiting the Funds' expenses, Stein Roe may waive its fees and/or absorb certain expenses for a Fund. Any such reimbursements will enhance the yield of such Fund.

         The management agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to SR&F Base Trust or any shareholder for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on Stein Roe's part in the performance of its duties or from reckless disregard by Stein Roe of Stein Roe's obligations and duties under that agreement.

         Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

         Stein Roe is responsible for providing accounting and bookkeeping services to each Fund pursuant to an accounting and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.

         Under its accounting and bookkeeping agreement with the Trust, Stein Roe receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:


-        From each Portfolio, an annual flat fee of $10,000, paid monthly;


-        From each Fund, an annual flat fee of $5,000, paid monthly; and

- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

    Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                   DISTRIBUTOR

         Shares of the Funds are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

         As agent, the Distributor offers shares of the Funds to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. The Distributor offers the Funds' shares only on a best-efforts basis.

                                 TRANSFER AGENT

     Liberty Funds Services, Inc. ("LFSI"), located at One Financial Center Place, Boston, MA 02111, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFSI receives a fee based on the following fees:
Prior to July 1, 2001, an annual rate of 0.15 of 1% of average daily net assets from Cash Reserves Fund and 0.14 of 1% of average daily net assets from each Bond Fund. Effective July 1, 2001,

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFSI' out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

Under a separate agreement, LFSI also provides certain investor accounting services to each Portfolio.

                                    CUSTODIAN

         State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, MA 02110, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.


         Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees or its delegate in accordance with regulations under the Investment Company Act of 1940.


         Each Board of Trustees reviews, at least annually, whether it is in the best interests of each Fund, each Portfolio, and their shareholders to maintain assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

         The Funds and Portfolios may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                  INDEPENDENT AUDITORS OF FUNDS AND PORTFOLIOS


         The independent auditors for the Funds and the Portfolios are Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.


                             PORTFOLIO TRANSACTIONS

         Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by a Portfolio. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, a Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

         Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

         Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Portfolios. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

         Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

         It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

         Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.


         Stein Roe places certain trades for the Portfolios through its affiliate AlphaTrade Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Portfolios pay ATI a commission for these transactions. The Funds and the Portfolios have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.


         CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTING AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

         Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the brokers-dealer.

         The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

         Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

         Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

         Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

         Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

         Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- Quantitative/Technical Analysis -- software tools that assist in quantitative and technical analysis of investment data.

- Fundamental Industry Analysis -- industry-specific fundamental investment research.

- Fixed Income Security Analysis -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- Other Specialized Tools -- other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

         Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

         Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

         The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

         In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

         Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

         In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein

Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

         The following table shows commissions paid on transactions during the past three fiscal years. No Fund or Portfolio paid commissions on any other transactions.



Fund/Portfolio                                        Year         Year           Year
                                                      ended        ended          ended
                                                     6/30/01       6/30/00       6/30/99


Intermediate Bond Portfolio                           $12,736      $10,438        $5,795

High Yield Portfolio                                        0        2,792             0

Income Portfolio                                            0            0             0



         The Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees.


                      ADDITIONAL INCOME TAX CONSIDERATIONS

         Each Fund intends to qualify under Subchapter M of the Internal Renewal Code and to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

         Because capital gains distributions reduce net asset value, if a shareholder purchases shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

         Each Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.

         ADDITIONAL INFORMATION ON NET ASSET VALUE -- CASH RESERVES FUND

         Please refer to Determining Share Price in the Prospectus, which is incorporated herein by reference. Cash Reserves Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price Cash Reserves Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

         In connection with the use of amortized cost and the maintenance of a per share net asset value of $1.00, the Trust has agreed, with respect to Cash Reserves Fund: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months; and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

         Cash Reserves Fund has also agreed to establish procedures reasonably designed to stabilize its price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from Stein Roe's matrix, or values obtained from an independent pricing service. Any such service might value investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

         In connection with Cash Reserves Fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, it might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.

         The above policies relating to the determination of net asset value also apply to Cash Reserves Portfolio.

                             INVESTMENT PERFORMANCE

         Cash Reserves Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

         The yields are then computed as follows:

                                  Net Change in Account Value           365
            Current Yield  =  ------------------------------------  x  -----
                                    Beginning Account Value              7

                                                               365/7
                              [1 + Net Change in Account Value]
        Effective Yield  =  -------------------------------------------  -  1
                                     Beginning Account Value


The yield of Cash Reserves Fund for the seven-day period ended June 30, 2001, was:


                          Cash Reserves Fund  =  3.28%





         The dollar-weighted average portfolio maturity of Cash Reserves Fund for the seven days ended June 30, 2001 was 35 days.


         In addition to fluctuations reflecting changes in net income of Cash Reserves Fund resulting from changes in income earned on its portfolio securities and in its expenses, yield also would be affected if Cash Reserves Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. (See Determining Share Price in the Prospectus and Additional Information on the Net Asset Value herein.) Portfolio changes resulting from net purchases or net redemptions of Fund shares may affect yield. Accordingly, the yield of Cash Reserves Fund may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The yield of Cash Reserves Fund is not assured, and its principal is not insured; however, it will attempt to maintain its net asset value per share at $1.00.

         Comparison of the yield of Cash Reserves Fund with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between Cash Reserves Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.

         A Bond Fund may quote yield figures from time to time. The "Yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

                                                                  6
         The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)  -1].

            Where:      a  =  Dividends and interest earned during the
                              period. (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)

                        b  =  Expenses accrued for the period (net of
                              reimbursements).

                        c  =  the average daily number of shares
                              outstanding during the period that were
                              entitled to receive dividends.

                        d  =  the ending net asset value of the Fund for the
                              period.

The Yields of the Bond Funds for the 30-day period ended June 30, 2001, were:

                              Intermediate Bond Fund   =   7.23%

                              Income Fund              =   7.12%

                              High Yield Fund*         =   10.25%


         Each Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

                                                                            n
         Average Annual Total Return is computed as follows:  ERV  =  P(1+T)

Where:      P     =   a hypothetical initial payment of $1,000

            T     =   average annual total return

            n     =   number of years

            ERV   =   ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the period at the end of the period (or fractional portion).


         For example, for a $1,000 investment in a Fund, the "Average Annual Total Return" at June 30, 2001 were:

                                                                 AVERAGE ANNUAL
                                                                 TOTAL RETURN(%)
                                                                 ---------------
Cash Reserves Fund
     1 year                                                            5.48%
     5 years                                                           5.06%
     10 years                                                          4.54%

Intermediate Bond Fund
     1 year                                                           12.86%
     5 years                                                           7.71%
     10 years                                                          7.80%

Income Fund
     1 year                                                           12.20%
     5 years                                                           7.25%
     10 years                                                          8.30%

High Yield Fund*
     1 year                                                           -4.99%
     Life of Fund**                                                    4.98%


                  *Performance results reflect any waiver or reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See Prospectus for details.

                  **Since commencement of operations on Nov. 1, 1996.


         Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         A Fund may note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:


Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services

Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money


         In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate.

         The Funds may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

         A Fund's performance may be compared to the following as indicated below:

                   BENCHMARK                                                   FUND(S)
                   ---------                                                   -------
CS First Boston High Yield Index                                      High Yield Fund
Donoghue's Money Fund Averages(TM) -- Aggressive                      Cash Reserves Fund
Donoghue's Money Fund Averages(TM) -- All Taxable                     Cash Reserves Fund
Donoghue's Money Fund Averages(TM) -- Prime                           Cash Reserves Fund
Donoghue's Money Fund Averages(TM) -- Prime and Eurodollar            Cash Reserves Fund
Donoghue's Money Fund Averages(TM) -- Prime, Eurodollar, and          Cash Reserves Fund
    Yankeedollar
Donoghue's Money Fund Averages(TM) -- Taxable                         Cash Reserves Fund
         (Includes the previous four categories)
Lehman Aggregate Index                                                Intermediate Bond Fund
Lehman Government/Credit Index                                        Intermediate Bond Fund
Lehman High Yield Bond Index                                          High Yield Fund
Lehman High Yield Credit Bond Index                                   High Yield Fund
Lehman Intermediate Credit Bond Index                                 Income Fund
Lehman Intermediate Government/Credit Index                           Intermediate Bond Fund
Lipper All Long-Term Fixed Income Funds Average                       Intermediate Bond Fund, Income Fund
Lipper Corporate Bond Funds (A Rated) Average                         Intermediate Bond Fund
Lipper Corporate Bond Funds (BBB Rated) Average                       Income Fund
Lipper Intermediate-Term (5-10 Year) Investment Grade Debt Funds      Intermediate Bond Fund
   Average
Lipper Long-Term Taxable Bond Funds Average                           Intermediate Bond Fund, Income Fund
Lipper Money Market Instrument Funds Average                          Cash Reserves Fund
Lipper Short-Term Income Fund Average                                 Cash Reserves Fund
Merrill Lynch Corporate and Government Master Index                   Intermediate Bond Fund, Income Fund
Merrill Lynch High-Yield Master Index II                              Income Fund, High Yield Fund
Morningstar All Long-Term Fixed Income Funds Average                  Intermediate Bond Fund, Income Fund
Morningstar Corporate Bond (General) Average                          Income Fund, High Yield Fund
Morningstar Corporate Bond (High Quality) Average                     Intermediate Bond Fund
Morningstar Long-Term Taxable Bond Funds Average                      Intermediate Bond Fund, Income Fund
Salomon Brothers Broad Investment Grade Bond Index                    Intermediate Bond Fund, Income Fund
Salomon Brothers Extended High Yield Market Index                     High Yield Fund
Salomon Brothers High Yield Market Index                              High Yield Fund


         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by these services or category averages and rankings provided by another independent service. Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or rank against other funds in the newly-assigned category (or the average of such category) as published by the service.

         The Merrill Lynch High-Yield Master Index II measures the total return performance of corporate debt issues rated less than investment grade but not in default. The Merrill Lynch Corporate and Government Master Index measures total return performance of a broad range of U.S. Treasury, federal agency, and corporate debt securities, but excluding mortgage-backed securities. The Salomon Brothers Broad Investment Grade Bond Index measures the market-weighted total return of a wide range of debt securities, including U.S. Treasury/agency securities, investment-grade corporate bonds, and mortgage pass-through securities.

         Cash Reserves Fund may compare its after-tax yield (computed by multiplying the yield by one minus the highest marginal federal individual tax rate) to the average yield for the tax-free categories of the aforementioned services.

         Investors may desire to compare the performance and features of Cash Reserves Fund to those of various bank products. Cash Reserves Fund may compare its yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR(C), a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR(C) National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in Cash Reserves Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of Cash Reserves Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of Cash Reserves Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.

         In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of its monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

         Of course, past performance is not indicative of future results.


         To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                                     Common stocks
                                     Small company stocks
                                     Long-term corporate bonds
                                     Long-term government bonds
                                     Intermediate-term government bonds

                                     U.S. Treasury bills
                                     Consumer Price Index


         A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on Jan. 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 3%, 5%, 7%, or 9% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

   INTEREST RATE         3%          5%          7%          9%          3%          5%         7%           9%
--------------------------------------------------------------------------------------------------------------------
 Compounding Years               Tax-Deferred Investment                           Taxable Investment
 -----------------      --------------------------------------------     -------------------------------------------
         30             $82,955     $108,031    $145,856    $203,239     $80,217    $98,343    $121,466     $151,057
         25              65,164       80,337     101,553     131,327      63,678     75,318      89,528      106,909
         20              49,273       57,781      68,829      83,204      48,560     55,476      63,563       73,028
         15              35,022       39,250      44,361      50,540      34,739     38,377      42,455       47,025
         10              22,184       23,874      25,779      27,925      22,106     23,642      25,294       27,069
         5               10,565       10,969      11,393      11,840      10,557     10,943      11,342       11,754
         1                2,036        2,060       2,085       2,109       2,036      2,060       2,085        2,109


         Average Life Calculations. From time to time, a Fund may quote an average life figure for its portfolio. Average life is the weighted average period over which Stein Roe expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity.

         Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

         From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor(SM) program and asset allocation and other investment strategies.

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

         Each Fund (which are series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

         Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

         Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

         The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

         The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

         The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

         In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

         Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

         Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

         Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                               APPENDIX -- RATINGS

RATINGS IN GENERAL

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

CORPORATE BOND RATINGS

RATINGS BY MOODY'S

         Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

         A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

         AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C1. This rating is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus ( - ) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

COMMERCIAL PAPER RATINGS

RATINGS BY MOODY'S

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                    Prime-1         Highest Quality
                    Prime-2         Higher Quality

                    Prime-3         High Quality


         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P

         A brief description of the applicable rating symbols and their meaning follows:

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

         A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                        LIBERTY INCOME BOND FUND CLASS A
                      LIBERTY HIGH YIELD BOND FUND CLASS A
                     LIBERTY INTERMEDIATE BOND FUND CLASS A
              EACH A SERIES OF LIBERTY-STEIN ROE FUNDS INCOME TRUST
                   (EACH A FUND AND COLLECTIVELY, THE "FUNDS")

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in each Fund's Prospectus. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Funds dated November 1, 2001. This SAI should be read together with a Prospectus and the Funds' most recent Annual Report dated June 30, 2001. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Auditors appearing in the Funds' June 30, 2001 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS


           PART 1                                                      PAGE
           Definitions                                                  b
           Organization and History                                     b
           Investment Goals and Policies                                c
           Fundamental Investment Policies                              c
           Other Investment Policies                                    d
           Fund Charges and Expenses                                    e
           Investment Performance                                       l
           Custodian                                                    m
           Independent  Auditors of Funds and Portfolios                m



           PART 2                                                      PAGE
           Miscellaneous Investment Practices                            1
           Taxes                                                        17
           Management of the Funds                                      20
           Determination of Net Asset Value                             26
           How to Buy Shares                                            26
           Special Purchase Programs/Investor Services                  27
           Programs for Reducing or Eliminating Sale Charges            28
           How to Sell Shares                                           30
           Distributions                                                32
           How to Exchange Shares                                       32
           Suspension of Redemptions                                    33
           Shareholder Liability                                        33
           Shareholder Meetings                                         33
           Performance Measures                                         34
           Master Fund/Feeder Fund: Structure and Risk Factors          35
           Appendix I                                                   37
           Appendix II                                                  42


G-16/779H-1001


                                       a

                        LIBERTY INCOME BOND FUND CLASS A
                      LIBERTY HIGH YIELD BOND FUND CLASS A
                     LIBERTY INTERMEDIATE BOND FUND CLASS A

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001
DEFINITIONS


           "Income Bond Fund"              Liberty Income Bond Fund Class A
           "High Yield Bond Fund"          Liberty High Yield Bond Fund Class A
           "Intermediate Bond Fund"        Liberty Intermediate Bond Fund  Class A
           "Trust"                         Liberty-Stein Roe  Funds Income Trust
           "Advisor"                       Stein Roe & Farnham, Inc., the Funds' investment advisor
           "LFD"                           Liberty Funds Distributor, Inc., the Funds' distributor
           "LFS"                           Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. Each Fund is a diversified series of the Trust and represents the entire interest in a separate series of the Trust. Effective October 7, 1999, the Trust changed its name from Stein Roe Income Trust to its current name.

Each Fund offers 2 classes of shares-Class A and S shares. Prior to August 1, 2000, each Fund had a single class of shares. On that date, the outstanding shares of each Fund were converted into Class S, and the Funds commenced offering Class A shares. The Funds did not have separate classes prior to that date. This SAI describes Class A shares of the Funds. A separate SAI describes the Class S shares of the Funds.

 The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.




                                       b

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

         Rather than invest in securities directly, each Fund seeks to achieve its goals by pooling its assets with those of other investment companies for investment in another mutual fund having the identical investment goals and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each Fund invests all of its assets in a separate master fund that is a series of SR&F Base Trust, as follows:



                                                                                                 MASTER/FEEDER STATUS
       FEEDER FUND                                      MASTER FUND                                   ESTABLISHED
       -----------                                      -----------                                   -----------
Intermediate Bond Fund      SR&F Intermediate Bond Portfolio ("Intermediate Bond Portfolio")     Feb. 2, 1998
Income Bond Fund            SR&F Income Portfolio ("Income Portfolio")                           Feb. 2, 1998
High Yield Bond Fund        SR&F High Yield Portfolio ("High Yield Portfolio")                   Nov. 1, 1996


The master funds are referred to collectively as the "Portfolios." For more information, please refer to Master Fund/Feeder Fund: Structure and Risk Factors in Part 2 of this SAI.

         The Advisor provides administrative and accounting and recordkeeping services to the Funds and Portfolios and provides investment management services to each Portfolio.

INVESTMENT GOALS AND POLICIES

The Funds' Prospectuses describe each Fund's investment goals and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:

          Derivatives
          Senior Loans
          Structured Notes
          Interest Rate Swaps, Caps and Floors
          Medium- and Lower-Rated Debt Securities
          Mortgage-Backed Securities
          Floating Rate Instruments
          Inverse Floaters
          Short Sales
          Interfund Borrowing and Lending
          Forward Commitments ("When Issued" and "Delayed Delivery" Securities, Reverse Repurchase Agreements
          Securities Loans
          Repurchase Agreements
          Line of Credit
          Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)
          Options on Securities
          Foreign Securities
          Stand-by Commitments
          Zero Coupon Securities (Zeros)
          Pay-In-Kind (PIK) Securities
          Rule 144A Securities

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

                                       c

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

As fundamental investment policies, the Funds and Portfolios may not:

         (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) repurchase agreements, or
(ii) securities of issuers in the financial services industry, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (2) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (3) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

         (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;


         (6) [High Yield Bond Fund and High Yield Portfolio only] purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;


         (7) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;


         (8) [Intermediate Bond Fund, Income Bond Fund, Intermediate Bond Portfolio and Income Portfolio only] borrow except from banks, other affiliated funds and other entities to the extent permitted by the 1940 Act;



         (9) [High Yield Bond Fund and High Yield Portfolio only] borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law);


         (10) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

         (11) issue any senior security except to the extent permitted under the 1940 Act.
                                       d

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

         (A) invest for the purpose of exercising control or management;

         (B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;(1)

         (C) purchase portfolio securities from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser;

         (D) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

         (E) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

         (F) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

         (G) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

         (H) invest in limited partnerships in real estate unless they are readily marketable;

         (I) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

         (J) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

         (K) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;


         (L) [Intermediate Bond Fund, Income Bond Fund, Intermediate Bond Portfolio and Income Portfolio only] purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

--------------------
1 The Funds have been informed that the staff of the Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, the Funds intend to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.
                                       e

FUND CHARGES AND EXPENSES


Under the Funds' Management Agreement, each Portfolio pays the Advisor a monthly fee based on average net assets, determined at the close of each business day during the month at the following annual rates: Intermediate Bond Portfolio-0.350%; Income Portfolio-0.500% up to $100 million and 0.475% thereafter; High Yield Portfolio-0.500% up to $500 million and 0.475% thereafter. Each Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the following rates: Intermediate Bond Fund-0.150%; Income Bond Fund-0.150% up to $100 million, 0.125% thereafter; High Yield Bond Fund-0.150% up to $500 million, 0.125% thereafter.



Prior to July 1, 2001, each Fund paid LFS, located at One Financial Center, Boston, Massachusetts 02111, 0.14 of 1.00% of its daily net assets. Effective July 1, 2001, the shareholders' servicing and transfer agency fee arrangement between LFS and each Fund has been revised so that each Fund pays the following fees:


- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus


- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

The Advisor is responsible for providing accounting and bookkeeping services to the Funds pursuant to an Accounting and Bookkeeping Agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

         Under its Accounting and Bookkeeping Agreement with the Trust, the Advisor receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:


-        From each Portfolio, an annual flat fee of $10,000, paid monthly;


-        From each Fund, an annual flat fee of $5,000, paid monthly; and

- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                       f

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)


                                                 INTERMEDIATE BOND FUND/PORTFOLIO
                                                       Years ended June 30,

                                                   2001        2000        1999
                                                  ------      ------      ------
Management Fees (Intermediate Portfolio)          $1,589      $1,451      $1,577
Administrative Fees                                  679         619         668
Bookkeeping Fee                                       35          34           2
Shareholder service and transfer agency fees         691         606         671
12b-1 fees:
   Service fee (Class A)(a)                            6          --          --





                                                    INCOME BOND FUND/PORTFOLIO
                                                       Years ended June 30
                                                   2001        2000        1999
                                                  ------      ------      ------
Management Fee (Income Portfolio)                 $1,189      $1,225      $1,757
Administrative Fees                                  329         340          56
Bookkeeping Fee                                       32          30           4
Shareholder service and transfer agency fees         357         386         557
12b-1 fees:
   Service fee (Class A)(a)                          (b)          --          --




                                                   HIGH YIELD BOND FUND/PORTFOLIO
                                                        Years ended June 30
                                                     2001      2000      1999
                                                     ----      ----      ----
Management Fees (High Yield Portfolio)               $400      $424      $419
Administrative Fees                                    38        46        56
Bookkeeping Fee                                        25        25        15
Shareholder service and transfer agency fees           42        54        64
12b-1 fees:
   Service fee (Class A)(a)                           (b)        --        --

Fees or expenses waived or borne by the Advisor        60        81        80




(a)  Class A shares were initially offered on July 31, 2000.



(b)  Rounds to less than one.

                                       g

BROKERAGE COMMISSIONS (dollars in thousands)



The following table shows commissions paid on transactions during the past three fiscal years. No Fund or Portfolio paid commissions on any other transactions.




                                                                 INTERMEDIATE BOND PORTFOLIO
                                                                 Fiscal Year Ended June 30,
                                                     2001                   2000                   1999
Total commissions                                             $13                $10,438                 $5,795
Directed transactions (c)                                  21,052            151,959,419             74,732,562
Commissions on directed transactions                            1                      0                      0
Commissions paid to AlphaTrade Inc.                             0                      0                      0
                                                                   INCOME BOND PORTFOLIO
                                                                 Fiscal Year Ended June 30,
                                                     2001                   2000                   1999

Total commissions                                              $0                     $0                     $0
Directed transactions (c)                                       0                      0                      0
Commissions on directed transactions                            0                      0                      0
Commissions paid to AlphaTrade Inc.                             0                      0                      0

                                                                  HIGH YIELD BOND PORTFOLIO
                                                                 Fiscal Year Ended June 30,
                                                     2001                   2000                   1999

Total commissions                                              $0                     $0                 $2,792
Directed transactions (c)                                       0                      0                999,742
Commissions on directed transactions                            0                      0                      0
Commissions paid to AlphaTrade Inc.                             0                      0                      0





(c) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.


TRUSTEES AND TRUSTEES' FEES


For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees
(d):



                            Aggregate
                           Compensation                               Aggregate
                               from                  Aggregate       Compensation        Total Compensation
                           Intermediate            Compensation     from High Yield      from the Stein Roe
                          Bond Fund for          from Income Fund    Fund for the       Fund Complex Paid to
                         the Fiscal Year          for the Fiscal      Fiscal Year       the Trustees for the
                              Ended                 Year Ended          Ended            Calendar Year Ended
Trustee                   June 30, 2001            June 30, 2001    June 30, 2001        December 31, 2000(e)
-------                   -------------            -------------    -------------        --------------------
Lindsay Cook(f)             $      0               $      0         $      0               $      0
John A. Bacon, Jr.(f)            300                    300              300                 98,100
William W. Boyd(f)               300                    300              300                102,600
Douglas A. Hacker              1,133                    833              512                 98,100
Janet Langford Kelly           1,018                    724              409                 93,600
Richard W. Lowry(g)              846                    542              516                      0
Salvatore Macera(g)              833                    533              212                      0
William E. Mayer(g)              790                    505              201                      0
Charles R. Nelson              1,133                    833              212                 98,100
John J. Neuhauser(g)             834                    534              214                      0
Joseph R. Palombo(h)             N/A                    N/A              N/A                    N/A
Thomas E. Stitzel(g)             818                    524              209                      0
Thomas C. Theobald             1,146                    842              516                 98,100
Anne-Lee Verville(g)             861(i)                 551(i)           220(i)                   0




(d) The Funds do not currently provide pension or retirement plan benefits to the Trustees.




(e) At June 30, 2001, the Stein Roe Fund Complex consisted of four series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Municipal Trust, twelve series of Liberty-Stein Roe Funds Investment Trust, four series of Liberty-Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, ten portfolios of SR&F Base Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.




(f) Resigned as Trustee of the Trust and the Stein Roe Funds Complex on December 27, 2000. Due to early retirement Messrs. Bacon and Boyd received retirement payments of $95,000 and $50,000, respectively.



(g)      Elected by the shareholders of the Funds on December 27, 2000.


                                       h

(h) Elected by the Trustees of the Stein Roe Funds Complex on October 17, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial Management Associates, Inc. (Colonial)(an affiliate of the Advisor).



(i) Total compensation of $861, 551 and 220 for the Intermediate Bond Fund, Income Bond Fund and High Yield Bond Fund, respectively, for the fiscal year ended June 30, 2001, will be payable in later years as deferred compensation.



The following table sets forth the compensation paid to Messrs. Lowry, Macera, Mayer, Neuhauser, Stitzel and Ms. Verville in their capacities as Trustees of the Liberty Funds Complex (j):





                                      Total Compensation from the Liberty
                                     Funds Complex Paid to the Trustees for
                                          the Calendar Year Ended
  Trustee                                    December 31, 2000
  -------                                    -----------------
  Richard W. Lowry                                $99,000
  Salvatore Macera                                 98,000
  William E. Mayer                                100,000
  John J. Neuhauser                               101,252
  Joseph R. Palombo (k)                             N/A
  Thomas E. Stitzel                                97,000
  Anne-Lee Verville                               94,667(l)



(j) At December 31, 2000, the Liberty Funds complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group-Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Funds Complex).



(k) Elected by the Trustees of the Liberty Funds Complex on August 23, 2000. Elected by the shareholders of the Liberty Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.



(l) Total compensation of $94,667 for the calendar year ended December 31, 2000 will be payable in later years as deferred compensation.


As of December 27, 2000, the Liberty Funds Complex and the Stein Roe Funds Complex were combined into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Funds Complex and the Stein Roe Funds Complex.


For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX(m) (together, Liberty All-Star Funds):



                                  Total Compensation from Liberty
                                  All-Star Funds for the Calendar
Trustee                           Year Ended December 31, 2000(n)
-------                           -------------------------------
Richard W. Lowry                              $25,000
William E. Mayer                               25,000
John J. Neuhauser                              25,000
Joseph R. Palombo (o)                           N/A




(m) On January 25, 2001, the shareholders of Liberty All-Star Growth & Income Fund, the only series of Liberty Funds Trust IX, approved the acquisition of the Fund by Liberty Growth & Income Fund, one of the funds in the Liberty Funds Complex. The acquisition was effected on February 9, 2001.



(n) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(o) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001, in connection with the Liberty Financial acquisition by Fleet National Bank.


OWNERSHIP OF THE FUNDS

At September 30, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Funds.

As of record on September 30, 2001, the following shareholders owned 5% or more of the following Funds' then outstanding Class A shares:

INTERMEDIATE BOND FUND



                                                            Approximate % of
                                                            Outstanding Class A
Name and Address                                            Shares Held
----------------                                            -----------
FTC & Co                                                    96.72%
Attn: Datalynx #022
P.O. Box 173736
Denver, CO  80217-3736



INCOME BOND FUND



                                                            Approximate % of
                                                            Outstanding Class A
Name and Address                                            Shares Held
----------------                                            -----------
Colonial Management Associates, Inc.                        97.51%
Attn: Finance Dept.
One Financial Center
Boston, MA  02111-2621



HIGH YIELD BOND FUND



                                                            Approximate % of
                                                            Outstanding Class A
Name and Address                                            Shares Held
----------------                                            -----------
Lehman Brothers Inc.                                        81.84%
742-01505-13
101 Hudson St. Floor 31
Jersey City, NJ  07302-3915

Investors Bank & Trust IRA                                  17.07%
Josephine M. Kollar
158 E. Ford Avenue
Barberton, OH  44203-3210



                                       j

As of record on September 30, 2001, there were 11, 2 and 5 Class A record holders of the Intermediate Bond Fund, Income Bond Fund and High Yield Bond Fund, respectively.





SALES CHARGES (dollars in thousands)



                                                       INTERMEDIATE BOND FUND
                                                           Class A Shares

                                                         PERIOD ENDED JUNE 30,
                                                               2001

Aggregate initial sales charges on Fund share sales             $7
Initial sales charges retained by LFD                           (p)
Aggregate contingent deferred sales charges
   on Fund redemptions retained by LFD                           0



                                                          INCOME BOND FUND
                                                           Class A Shares
                                                        PERIOD ENDED JUNE 30,
                                                                2001

Aggregate initial sales charges on Fund share sales              $0
Initial sales charges retained by LFD                             0
Aggregate contingent deferred sales charges
   on Fund redemptions retained by LFD                            0





                                                        HIGH YIELD BOND FUND
                                                           Class A Shares


                                       k

                                                        PERIOD ENDED JUNE 30,
                                                                2001

Aggregate initial sales charges on Fund share sales              $2
Initial sales charges retained by LFD                            (p)
Aggregate contingent deferred sales charges
   on Fund redemptions retained by LFD                            0



(p)      Rounds to less than one.


12b-1 PLAN AND CDSC


The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for each Fund's Class A shares. Under the Plan, each Fund pays LFD monthly a service fee at an annual rate of 0.25% of each Fund's net assets attributed to Class A shares. The Funds also pay LFD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. The CDSC is described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:

INTERMEDIATE BOND FUND


                                                      Period Ended June 30, 2001
                                                               Class A
                                                               -------
Fees to FSFs                                                     $21
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                       63
Allocated travel, entertainment and other
  promotional expenses (including advertising)                    45


                                       l

INCOME BOND FUND




                                                      Period Ended June 30, 2001
                                                               Class A
Fees to FSFs                                                     (q)
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                      $6
Allocated travel, entertainment and other
  promotional expenses (including advertising)                    0



HIGH YIELD BOND FUND



                                                      Period Ended June 30, 2001
                                                               Class A
Fees to FSFs                                                     (q)
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                       $6
Allocated travel, entertainment and other
  promotional expenses (including advertising)                   (q)



(q)    Rounds to less than one.


INVESTMENT PERFORMANCE

The Funds' 30-day yields for the month ended June 30, 2001 were:


                                                  Yield

Intermediate Bond Fund                            7.23%
Income Bond Fund                                  7.12%
High Yield Bond Fund                             10.25%(r)



The Funds' Class A share average annual total returns at June 30, 2001, were
(r)(s):



                                                           INTERMEDIATE BOND FUND
                                                               Class A Shares
                                             1 year                 5 years                  10 years
                                             ------                 -------                  --------
With sales charge of 4.75%                    7.17%                  6.60%                     7.24%
Without sales charge                         12.53%                  7.65%                     7.77%




                                                                 INCOME BOND FUND
                                                                 Class A Shares
                                             1 year                 5 years                  10 years
                                             ------                 -------                  --------
With sales charge of 4.75%                    6.50%                  6.15%                     7.74%
Without sales charge                         11.86%                  7.18%                     8.27%



                                          HIGH YIELD BOND FUND
                                             Class A Shares

                             1 year                                 Period November 1, 1996
                                                           (commencement of investment operations)
                                                                     through June 30, 2001
With sales charge of 4.75%   -9.20%                                       3.97%
Without sales charge         -4.64%                                       5.06%



                                       m

(r) Performance results reflect any waiver or reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.



(s) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class S shares (the oldest existing fund class) for periods prior to its inception. Class A shares were initially offered on July 31, 2000.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian for the Funds and Portfolios. The custodian is responsible for safeguarding each Fund's cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.


INDEPENDENT AUDITORS OF FUNDS AND PORTFOLIOS



Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, are the independent auditors for the Funds and Portfolios. The auditors provide audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectuses have been so included, in reliance upon the reports of Ernst & Young LLP given on the authority of said firm as experts in accounting and auditing.


                                       n

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include certain series of Liberty-Stein Roe Funds Income Trust and Liberty-Stein Roe Funds Municipal Trust. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND. UNLESS OTHERWISE NOTED, THE TERM "FUND" REFERS TO EACH FUND AND EACH PORTFOLIO.

DERIVATIVES
Consistent with its objective, the fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives").

Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.


SENIOR LOANS
Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Intermediate Bond Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. Stein Roe estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.


STRUCTURED NOTES
The Intermediate Bond Fund may invest in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans.

INTEREST RATE SWAPS, CAPS AND FLOORS
The Intermediate Bond Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Fund, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance could be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange
(NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

SHORT-TERM TRADING
In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

MEDIUM- AND LOWER-RATED DEBT SECURITIES

Medium-rated debt securities are those rated A or below by Moodys and S&P. Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. Lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.


FOREIGN SECURITIES
Income Bond Fund and High Yield Bond Fund may invest up to 25% of total assets (taken at market value at the time of investment) in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Intermediate Bond Fund may invest up to 5% of total assets (taken at market value at the time of investment) in foreign securities. For purposes of these limits, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by U.S. persons. Investment in foreign securities may involve a greater degree of risk (including risks relating to exchange fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.


The Funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. No Portfolio expects to invest as much as 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under Synthetic Foreign Positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. No Portfolio may engage in "speculative" currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive a Portfolio of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Positions. The Funds may invest in debt instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

The Funds may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows -- at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of a Portfolio's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of the Fund having a value at least equal to such accrued excess will be segregated on the books of the Fund and held by the Custodian for the duration of the swap.

The Funds may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a similar return to a direct investment in a foreign security.

OTHER INVESTMENT COMPANIES
The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)
The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)
The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES
The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS
GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS
The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING
The fund may lend money to and borrow money from other mutual funds advised by the Advisor. The fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)
The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES
The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

REPURCHASE AGREEMENTS
The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LINE OF CREDIT
The fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.


REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS
Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS
The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS
The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS
When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

FLOATING RATE INSTRUMENTS
Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

RULE 144A SECURITIES
The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES
In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement , as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS The Advisor is the investment advisor to each of the funds. The Advisor is a wholly owned subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Liberty Financial Services, Inc., which in turn is a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

The directors of Stein Roe are C. Allen Merritt, Jr., J. Andrew Hilbert, Stephen
E. Gibson and Joseph R. Palombo. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. The positions held by Messrs. Gibson and Palombo are listed below. The business address of Messrs. Merritt and Hilbert is Federal Reserve Plaza, Boston, MA 02210. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)


Name and Address               Age     Position with Fund    Principal Occupation During Past Five Years
----------------               ---     ------------------    -------------------------------------------
Douglas A. Hacker              45      Trustee               Executive Vice President and Chief Financial
P.O. Box 66100                                               Officer of UAL, Inc. (airline) since July,
Chicago, IL 60666                                            1999; Senior Vice President and Chief
                                                             Financial Officer of UAL, Inc. prior thereto.

Janet Langford Kelly           43      Trustee               Executive Vice President-Corporate Development
One Kellogg Square                                           and Administration, General Counsel and
Battle Creek, MI 49016                                       Secretary, Kellogg Company (food
                                                             manufacturer), since September, 1999; Senior
                                                             Vice President, Secretary and General Counsel,
                                                             Sara Lee Corporation (branded, packaged,
                                                             consumer-products manufacturer) prior thereto.

Richard W. Lowry               65      Trustee               Private Investor since August, 1987 (formerly
10701 Charleston Drive                                       Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                         Plywood Corporation (building products
                                                             manufacturer)).

Salvatore Macera               70      Trustee               Private Investor since 1981 (formerly
26 Little Neck Lane                                          Executive Vice President and Director of Itek
New Seabury, MA  02649                                       Corporation (electronics) from 1975 to 1981).

William E. Mayer*              61      Trustee               Managing Partner, Park Avenue Equity Partners
500 Park Avenue, 5th                                         (venture capital) since 1998 (formerly
Floor                                                        Founding Partner, Development Capital LLC from
New York, NY 10022                                           November 1996 to 1998; Dean and Professor,
                                                             College of Business and Management, University
                                                             of Maryland from October, 1992 to November,
                                                             1996); Director: Lee Enterprises (print and
                                                             on-line media), WR Hambrecht + Co. (financial
                                                             service provider) and Systech Retail Systems
                                                             (retail industry technology provider).

Charles R. Nelson              59      Trustee               Van Voorhis Professor, Department of
Department of Economics                                      Economics, University of Washington;
University of Washington                                     consultant on econometric and statistical
Seattle, WA 98195                                            matters.

John J. Neuhauser              58      Trustee               Academic Vice President and Dean of Faculties
84 College Road                                              since August, 1999, Boston College (formerly
Chestnut Hill, MA                                            Dean, Boston College School of Management from
02467-3838                                                   September, 1977 to September, 1999); Director,
                                                             Saucony, Inc. (athletic footwear).

Joseph R. Palombo*             48      Trustee and           Chief Operations Officer of Mutual Funds,
One Financial Center                   Chairman of           Liberty Financial since August, 2000;
Boston, MA 02111                       the Board             Executive Vice President and Director of the
                                                             Advisor since April, 1999; Executive Vice
                                                             President and Chief Administrative Officer of
                                                             LFG since April, 1999; Director of Stein Roe &
                                                             Farnham Incorporated (Stein Roe) since
                                                             September, 2000; Trustee and Chairman of the
                                                             Board of the Stein Roe Mutual Funds since
                                                             October, 2000; Manager of Stein Roe Floating
                                                             Rate Limited Liability Company since October,
                                                             2000 (formerly Vice President of the Liberty
                                                             Funds from April, 1999 to August, 2000; Chief
                                                             Operating Officer,

                                                             Putnam Mutual Funds from 1994 to 1998).

Thomas E. Stitzel              65      Trustee               Business Consultant since 1999 (formerly
2208 Tawny Woods Place                                       Professor of Finance from 1975 to 1999 and
Boise, ID  83706                                             Dean from 1977 to 1991, College of Business,
                                                             Boise State University); Chartered Financial
                                                             Analyst.

Thomas C. Theobald             64      Trustee               Managing Director, William Blair Capital
Suite 1300                                                   Partners (private equity investing) since
222 West Adams Street                                        1994; (formerly Chief Executive Officer and
Chicago, IL 60606                                            Chairman of the Board of Directors,
                                                             Continental Bank Corporation); Director of
                                                             Xerox Corporation (business products and
                                                             services), Anixter International (network
                                                             support equipment distributor), Jones Lang
                                                             LaSalle (real estate management services) and
                                                             MONY Group (life insurance).

Anne-Lee Verville              56      Trustee               Chairman of the Board of Directors, Enesco
359 Stickney Hill Road                                       Group, Inc. (designer, importer and
Hopkinton, NH  03229                                         distributor of giftware and collectibles);
                                                             Director, LearnSomething.com, Inc. (online
                                                             educational products and services) since 2000;
                                                             author and speaker on educational systems
                                                             needs (formerly General Manager, Global
                                                             Education Industry from 1994 to 1997, and
                                                             President, Applications Solutions Division
                                                             from 1991 to 1994, IBM Corporation (global
                                                             education and global applications)).

Keith T. Banks                 45      President             President of the Liberty Funds since November,
Fleet Asset Management                                       2001; Chief Investment Officer and Chief
590 Madison Avenue, 36th                                     Executive Officer of Fleet Asset Management
Floor                                                        since 2000 (formerly Managing Director and
Mail Stop NY EH 30636A                                       Head of U.S. Equity, J.P. Morgan Investment
New York, NY  10022                                          Management from 1996 to 2000).


Vicki L. Benjamin          39      Chief                   Chief Accounting Officer of the Liberty Funds,
One Financial Center               Accounting              Stein Roe Funds and Liberty All-Star Funds
Boston, MA 02111                   Officer                 since June, 2001; Vice President of LFG since
                                                           April, 2001 (formerly Vice President, Corporate Audit,
                                                           State Street Bank and Trust Company from May, 1998 to
                                                           April, 2001; Staff Associate from December, 1989 to
                                                           December, 1991; Audit Senior from January, 1992 to
                                                           June, 1994; Audit Manager from July, 1994 to June,
                                                           1997; Senior Audit Manager from July, 1997 to May,
                                                           1998, Coopers & Lybrand).

J. Kevin Connaughton           37      Treasurer             Treasurer of the Liberty Funds and of the
One Financial Center                                         Liberty All-Star Funds since December, 2000
Boston, MA 02111                                             (formerly Controller of the Liberty Funds and
                                                             of the Liberty All-Star Funds from February,
                                                             1998 to October, 2000); Treasurer of the Stein
                                                             Roe Funds since February, 2001 (formerly
                                                             Controller from May, 2000 to February, 2001);
                                                             Senior Vice President of LFG since January,
                                                             2001 (formerly Vice President from April, 2000
                                                             to January, 2001) (formerly Vice President of
                                                             the Advisor from February, 1998 to October,
                                                             2000) (formerly Senior Tax Manager, Coopers &
                                                             Lybrand, LLP from April, 1996 to January,
                                                             1998).

Michelle G. Azrialy            32      Controller            Controller of the Liberty Funds and of the
One Financial Center                                         Liberty All-Star Funds since May, 2001; Vice
Boston, MA 02111                                             President of LFG since March, 2001 (formerly
                                                             Assistant Vice President of Fund
                                                             Administration from September, 2000 to
                                                             February, 2001; Compliance Manager of Fund
                                                             Administration from September, 1999 to August,
                                                             2000) (formerly Assistant Treasurer, Chase
                                                             Global Fund Services - Boston from August,
                                                             1996 to September, 1999).

William J. Ballou              36      Secretary             Secretary of the Liberty Funds and of the
One Financial Center                                         Liberty All-Star Funds since October, 2000
Boston, MA 02111                                             (formerly Assistant Secretary from October,
                                                             1997 to October, 2000); Secretary of the Stein
                                                             Roe Funds since February, 2001 (formerly
                                                             Assistant Secretary from May, 2000 to
                                                             February, 2001); Senior Vice President of the
                                                             Advisor since April, 2001 (formerly Vice
                                                             President from October, 1997 to March, 2001)
                                                             Senior Counsel of the Advisor since April,
                                                             2000 (formerly Counsel from October, 1997 to
                                                             March, 2000) Assistant Secretary of the
                                                             Advisor since October, 1997; Senior Vice
                                                             President of LFG since April, 2001 (formerly
                                                             Vice President and Counsel from October, 1997
                                                             to March, 2001); Senior Counsel of LFG since
                                                             April, 2000, and Assistant Secretary since
                                                             December, 1998 of LFG (formerly Associate
                                                             Counsel, Massachusetts Financial Services
                                                             Company from May, 1995 to September, 1997).

(*) A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the fund or the Advisor. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT

Under a Management Agreement between the Advisor and SR&F Base Trust (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all compensation of the Trustees of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT

Under an Administration Agreement with each fund, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

            (a)   providing office space, equipment and clerical personnel;

            (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

            (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

            (d) preparation of agendas and supporting documents for and minutes of meetings of

Trustees, committees of Trustees and shareholders;

            (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

            (f)   maintaining certain books and records of each fund.

            (g)   Monitoring the investments and operations of the SR&F Base
                  Trust

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE ACCOUNTING AND BOOKKEEPING AGREEMENT


Stein Roe is responsible for providing accounting and bookkeeping services to the Funds pursuant to an accounting and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.



Under its accounting and bookkeeping agreement with the  Trust, Stein
Roe receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-     From each Portfolio, an annual flat fee of $10,000, paid monthly;



-     From each Fund, an annual flat fee of $5,000, paid monthly; and



- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:



        [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT


Liberty Funds Services, Inc. (LFS) is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 180 days' notice by the fund to LFS or by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.


CODE OF ETHICS

The fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.


SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges an $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A and B only). Reduced sales charges on Class A and B shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.    The current purchase; and

2. The value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A shares only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF STEIN ROE EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO STEIN ROE IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO THE FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.


Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.


NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged.

HOW TO EXCHANGE SHARES


Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.


By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
TOTAL RETURN
STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD
MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund

\on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

Certain Funds are part of a Master Fund/Feeder Fund Structure which seeks to achieve their objectives by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restric-tions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a

Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                    STANDARD & POOR'S RATINGS SERVICES (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

        Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

        Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

           Prime-1  Highest Quality
           Prime-2  Higher Quality
           Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                 FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2000

Source                         Category                               Return (%)
Credit Suisse First Boston:

                               First Boston High Yield Index-Global        -5.21

Lipper Inc.
                               AMEX Composite Index P                       2.37
                               AMEX Computer Tech IX P                    -35.12
                               AMEX Institutional IX P                    -18.11
                               AMEX Major Market IX P                      -7.58
                               Bse Sensex Index                           -20.65
                               CAC 40: FFR IX P                            -0.54
                               CD Rate 1 Month Index Tr                     6.54
                               CD Rate 3 Month Index Tr                     6.65
                               CD Rate 6 Month Index Tr                     6.79
                               Consumer Price Index                          N/A
                               COPNHGN SE:DKR IX P                         18.08
                               DAX:DM IX TR                                -7.54
                               Domini 400 Social Index                    -14.38
                               Dow Jones 65 Comp Av P                       3.21
                               Dow Jones Ind Average P                     -6.18
                               Dow Jones Ind Dly Reinv                     -4.85
                               Dow Jones Ind Mth Reinv                     -4.69
                               Dow Jones Trans Av P                        -1.03
                               Dow Jones Trans Av Tr                        0.40
                               Dow Jones Util Av P                         45.45
                               Dow Jones Util Av Tr                        50.76
                               Ft/S&P Act Wld Ex US IX                    -15.18
                               Ft/S&P Actuaries Wld IX                    -12.23
                               FT-SE 100:Pd IX P                          -10.21
                               FT-SE Gold Mines IX                        -26.36
                               HANG SENG:HNG KNG $ IX P                   -11.00
                               Jakarta Composite Index                    -38.50
                               Jasdaq Index:Yen P                         -44.28
                               Klse Composite Index                       -16.33
                               Kospi Index                                -50.92
                               Lehman 1-3 Govt/Cred Tr                      8.08
                               Lehman 1-3 Govt/Credit P                     1.48
                               Lehman Aggregate Bd P                        4.21
                               Lehman Aggregate Bd Tr                      11.63
                               Lehman Cr Bd Int P                           2.02
                               Lehman Cr Bd Int Tr                          9.46
                               Lehman Govt Bd Int P                         3.79
                               Lehman Govt Bd Int Tr                       10.47
                               Lehman Govt Bd Long P                       12.60
                               Lehman Govt Bd Long Tr                      20.29
                               Lehman Govt Bd P                             6.30
                               Lehman Govt Bd Tr                           13.24
                               Lehman Govt/Cr Bd P                          4.63
                               Lehman Govt/Cr Bd Tr                        11.85
                               Lehman Govt/Cr Int P                         3.16
                               Lehman Govt/Cr Int Tr                       10.12
                               Lehman High Yield P                        -14.41
                               Lehman High Yield Tr                        -5.86
                               Lehman Muni 10 Yr IX P                       4.73
                               Lehman Muni 10 Yr IX Tr                     10.76
                               Lehman Muni 3 Yr IX P                        0.77

                               Lehman Muni 3 Yr IX Tr                       6.23
                               Lehman Muni 5 Yr IX Tr                       7.72
                               Lehman Muni Bond IX P                        5.82
                               Lehman Muni Bond IX Tr                      11.68
                               MADRID SE:PST IX P                         -12.68
                               MDAX GERMAN MC IX TR                        13.93
                               Merrill All CV EX ID IX                      3.50
                               Merrill Aus Govt IX TR                      13.28
                               MERRILL BRADY BD IX LA                      14.55
                               MERRILL EM BRADY BD IX                      25.84
                               MERRILL JAPAN GOVT IX TR                     2.29
                               Merrill Pan-Euro Govt IX                     0.56
                               ML 10+ Yr Treasury IX Tr                    20.19
                               ML 1-10 YR CORP BD IX P                      1.93
                               ML 1-10 YR CORP BD IX TR                     9.34
                               ML 1-3 Yr Muni IX P                          0.23
                               ML 1-3 Yr Muni IX Tr                         5.68
                               ML 1-3 Yr Treasury IX P                      1.53
                               ML 1-3 Yr Treasury IX Tr                     7.99
                               ML 1-5 Yr Gv/Cp Bd IX P                      2.16
                               ML 1-5 Yr Gv/Cp Bd IX Tr                     8.88
                               ML 15 Yr Mortgage IX P                       3.26
                               ML 15 Yr Mortgage IX Tr                     10.41
                               ML 1-5 Yr Treasury IX P                      2.28
                               ML 1-5 Yr Treasury IX Tr                     8.87
                               ML 3 MO T-Bill IX Tr                         6.18
                               ML 3-5 Yr Govt IX P                          3.99
                               ML 3-5 Yr Govt IX Tr                        10.76
                               ML 3-7 Yr Muni IX Tr                         8.24
                               ML Corp Master Index P                       1.47
                               ML Corp Master Index Tr                      9.13
                               ML CV BD SPEC QUAL IX P                    -21.96
                               ML CV BD SPEC QUAL IX TR                   -18.86
                               ML EMG MKT ASIA P IX                        -7.85
                               ML EMG MKT ASIA TR IX                        1.84
                               ML EMG MKT EU ME AFR P                      10.46
                               ML EMG MKT EU ME AFR TR                     21.28
                               ML EMG MKT LATIN AM P IX                     0.57
                               ML EMG MKT LATIN AM TR                      10.61
                               ML Glbl Govt Bond Inx P                     -2.43
                               ML Glbl Govt Bond Inx Tr                     2.79
                               ML Glbl Gv Bond IX II P                     -2.96
                               ML Glbl Gv Bond IX II Tr                     2.37
                               ML Global Bond Index P                      -1.06
                               ML Global Bond Index Tr                      5.00
                               ML Gov/ Corp Master IX T                    11.95
                               ML Govt Master Index P                       6.12
                               ML Govt Master Index Tr                     13.11
                               ML Govt/Corp Master IX P                     4.74
                               ML HIGH YLD MASTER 2  P                    -13.50
                               ML HIGH YLD MASTER 2  TR                    -5.12
                               ML High Yld Master IX P                    -13.35
                               ML High Yld Master IX Tr                    -3.79
                               ML Master Muni IX Tr                        17.15
                               ML Mortgage Master IX P                      3.63
                               ML Mortgage Master IX Tr                    11.28
                               ML Treasury Master IX P                      6.34
                               ML Treasury Master IX Tr                    13.37
                               ML US CP/GV 10+ YR IX P                      8.57
                               ML US CP/GV 10+ YR IX TR                    16.54
                               ML US DOM MASTER  IX P                       4.38
                               ML US DOM MASTER  IX TR                     11.73

                               MSCI AC Americas Free GD                   -11.90
                               MSCI AC Americas Free ID                   -12.95
                               MSCI AC Asia Fr-Ja IX GD                   -35.22
                               MSCI AC Asia Fr-Ja IX ID                   -36.30
                               MSCI AC Asia Pac - Ja GD                   -28.39
                               MSCI AC Asia Pac - Ja ID                   -29.75
                               MSCI AC Asia Pac Fr-J GD                   -29.97
                               MSCI AC Asia Pac Fr-J ID                   -31.40
                               MSCI AC Asia Pac IX GD                     -28.15
                               MSCI AC Asia Pac IX ID                     -28.91
                               MSCI AC Europe IX GD                        -8.87
                               MSCI AC Europe IX ID                       -10.37
                               MSCI AC Fe - Ja IX GD                      -33.98
                               MSCI AC Fe - Ja IX ID                      -34.99
                               MSCI AC Fe Free IX GD                      -29.96
                               MSCI AC Fe Free IX ID                      -30.58
                               MSCI AC Fe Fr-Ja IX GD                     -36.80
                               MSCI AC Fe Fr-Ja IX ID                     -37.88
                               MSCI AC Pac Fr-Jpn IX GD                   -30.73
                               MSCI AC Pac Fr-Jpn IX ID                   -32.19
                               MSCI AC Pacific IX ID                      -29.07
                               MSCI AC World Free IX GD                   -13.94
                               MSCI AC World Fr-USA GD                    -15.09
                               MSCI AC World Fr-USA ID                    -16.34
                               MSCI AC World IX GD                        -13.92
                               MSCI AC World IX ID                        -15.06
                               MSCI AC World-USA IX GD                    -15.03
                               MSCI AC Wrld Fr-Ja IX GD                   -11.93
                               MSCI AC Wrld Fr-Ja IX ID                   -13.18
                               MSCI AC Wrld-Ja IX GD                      -11.93
                               MSCI AC Wrld-Ja IX ID                      -13.18
                               MSCI Argentina IX GD                       -25.07
                               MSCI Argentina IX ID                       -26.08
                               MSCI Australia IX GD                        -9.09
                               MSCI Australia IX ID                       -11.95
                               MSCI Australia IX ND                        -9.95
                               MSCI Austria IX GD                         -11.46
                               MSCI Austria IX ID                         -13.43
                               MSCI Austria IX ND                         -11.96
                               MSCI Belgium IX GD                         -16.25
                               MSCI Belgium IX ID                         -18.60
                               MSCI Belgium IX ND                         -16.85
                               MSCI BRAZIL FREE IX GD                     -11.37
                               MSCI BRAZIL FREE IX ID                     -14.20
                               MSCI BRAZIL IX GD                           -5.68
                               MSCI BRAZIL IX P                            -8.65
                               MSCI Canada IX GD                            5.64
                               MSCI Canada IX ID                            4.42
                               MSCI Canada IX ND                            5.34
                               MSCI Chile IX GD                           -15.14
                               MSCI Chile IX ID                           -16.98
                               MSCI China Free IX ID                      -32.19
                               MSCI Colombia IX GD                        -38.85
                               MSCI Colombia IX ID                        -41.19
                               MSCI Czech Rep IX GD                         1.62
                               MSCI Czech Rep IX ID                         0.71
                               MSCI Denmark IX GD                           3.71
                               MSCI Denmark IX ID                           2.66
                               MSCI Denmark IX ND                           3.44
                               MSCI EAFE - JAPAN IX ND                     -8.94
                               MSCI EAFE - UK IX GD                       -14.81
                               MSCI EAFE - UK IX ID                       -15.88

                               MSCI EAFE - UK IX ND                       -15.07
                               MSCI EAFE + Canada IX GD                   -13.16
                               MSCI EAFE + Canada IX ID                   -14.40
                               MSCI EAFE + Canada IX ND                   -13.37
                               MSCI EAFE + Em IX GD                       -15.81
                               MSCI EAFE + EM IX ID                       -17.06
                               MSCI EAFE + EMF IX GD                      -15.88
                               MSCI EAFE + EMF IX ID                      -17.13
                               MSCI EAFE Fr IX ID                         -15.21
                               MSCI EAFE G IX ID                          -25.19
                               MSCI EAFE GDP Wt IX GD                     -15.30
                               MSCI EAFE GDP Wt IX ID                     -16.45
                               MSCI EAFE GDP Wt IX ND                     -15.53
                               MSCI EAFE GROWTH IX GD                     -24.40
                               MSCI EAFE IX GD                            -13.96
                               MSCI EAFE IX ID                            -15.21
                               MSCI EAFE IX ND                            -14.17
                               MSCI EAFE V IX ID                           -4.63
                               MSCI EAFE VALUE IX GD                       -2.82
                               MSCI EASEA IX GD                            -8.68
                               MSCI EASEA IX ID                           -10.26
                               MSCI EASEA IX ND                            -8.94
                               MSCI Em Asia IX GD                         -38.60
                               MSCI Em Asia IX ID                         -39.32
                               MSCI Em Eur/Mid East GD                    -22.30
                               MSCI Em Eur/Mid East ID                    -23.38
                               MSCI Em Europe IX GD                       -34.64
                               MSCI Em Europe IX ID                       -35.31
                               MSCI Em Far East IX GD                     -41.08
                               MSCI Em Far East IX ID                     -41.76
                               MSCI Em IX GD                              -28.84
                               MSCI Em IX ID                              -30.00
                               MSCI Em Latin Am IX GD                     -14.00
                               MSCI Em Latin Am IX ID                     -15.92
                               MSCI EMF Asia IX GD                        -41.79
                               MSCI EMF Asia IX ID                        -42.55
                               MSCI EMF Far East IX GD                    -45.12
                               MSCI EMF Far East IX ID                    -45.84
                               MSCI EMF IX GD                             -30.61
                               MSCI EMF IX ID                             -31.80
                               MSCI EMF Latin Am IX GD                    -16.57
                               MSCI EMF Latin Am IX ID                    -18.38
                               MSCI Europe - UK IX GD                      -7.12
                               MSCI Europe - UK IX ID                      -8.43
                               MSCI Europe - UK IX ND                      -7.47
                               MSCI Europe GDP Wt IX ID                   -19.97
                               MSCI Europe IX GD                           -8.14
                               MSCI Europe IX ID                            2.36
                               MSCI Europe IX ND                           -8.39
                               MSCI EUROPEAN GR IX GD                     -16.51
                               MSCI European Union GD                      -9.96
                               MSCI European Union ID                     -11.48
                               MSCI EUROPEAN VL IX GD                       0.06
                               MSCI Far East Free IX ID                   -27.60
                               MSCI Far East IX GD                        -27.00
                               MSCI Far East IX ID                        -27.60
                               MSCI Far East IX ND                        -27.09
                               MSCI Finland IX GD                         -14.01
                               MSCI Finland IX ID                         -14.71
                               MSCI Finland IX ND                         -14.21
                               MSCI France IX GD                           -4.06
                               MSCI France IX ID                           -5.05

                               MSCI France IX ND                           -4.31
                               MSCI Germany IX GD                         -15.27
                               MSCI Germany IX ID                         -16.48
                               MSCI Germany IX ND                         -15.59
                               MSCI Greece IX GD                          -41.63
                               MSCI Greece IX ID                          -42.52
                               MSCI Hong Kong IX GD                       -14.74
                               MSCI Hong Kong IX ID                       -16.98
                               MSCI Hongkong IX ND                        -14.74
                               MSCI Hungary IX GD                         -26.80
                               MSCI Hungary IX ID                         -27.66
                               MSCI India IX GD                           -21.74
                               MSCI India IX ID                           -22.82
                               MSCI Indonesia IX GD                       -61.90
                               MSCI Indonesia IX ID                       -63.04
                               MSCI Ireland IX ID                         -14.32
                               MSCI Israel Dom IX ID                       13.79
                               MSCI Israel IX ID                           24.75
                               MSCI Israel Non Dom Ixid                    46.48
                               MSCI Italy IX GD                            -0.82
                               MSCI Italy IX ID                            -2.70
                               MSCI Italy IX ND                            -1.33
                               MSCI JAPAN GROWTH IX GD                    -42.98
                               MSCI Japan IX GD                           -28.07
                               MSCI Japan IX ID                           -28.54
                               MSCI Japan IX ND                           -28.16
                               MSCI JAPAN VALUE IX GD                     -11.01
                               MSCI Jordan IX GD                          -23.18
                               MSCI Jordan IX ID                          -24.65
                               MSCI Kokusai IX GD                         -10.62
                               MSCI Kokusai IX ID                         -11.86
                               MSCI Kokusai IX ND                         -10.91
                               MSCI Korea IX GD                           -49.62
                               MSCI Korea IX ID                           -50.35
                               MSCI Luxembourg IX ID                        2.20
                               MSCI Malaysia IX GD                        -15.30
                               MSCI Malaysia IX ID                        -16.60
                               MSCI Mexico Free IX GD                     -20.49
                               MSCI Mexico Free IX ID                     -21.51
                               MSCI Mexico IX GD                          -20.49
                               MSCI Mexico IX ID                          -21.51
                               MSCI N American G IX ID                    -27.09
                               MSCI N American V IX ID                      1.93
                               MSCI Netherland IX GD                       -3.64
                               MSCI Netherland IX ID                       -5.41
                               MSCI Netherland IX ND                       -4.09
                               MSCI New Zealand IX GD                     -33.05
                               MSCI New Zealand IX ID                     -36.30
                               MSCI New Zealand IX ND                     -33.55
                               MSCI Nordic IX GD                          -14.69
                               MSCI Nordic IX ID                          -15.58
                               MSCI Nordic IX ND                          -14.94
                               MSCI Norway IX GD                           -0.38
                               MSCI Norway IX ID                           -2.40
                               MSCI Norway IX ND                           -0.89
                               MSCI Nth Amer IX GD                        -11.76
                               MSCI Nth Amer IX ID                        -12.79
                               MSCI Nth Amer IX ND                        -12.06
                               MSCI Pac - Japan IX GD                     -15.19
                               MSCI Pac - Japan IX ID                     -17.48
                               MSCI Pac - Japan IX ND                     -15.56
                               MSCI PAC FREE GR IX GD                     -39.87

                               MSCI PAC FREE VL IX GD                      -9.01
                               MSCI PAC FR-JPN GR IX GD                   -28.38
                               MSCI PAC FR-JPN VL IX GD                     2.64
                               MSCI Pacific Free IX ID                    -26.41
                               MSCI Pacific Fr-Jpn ID                     -17.48
                               MSCI Pacific IX GD                         -25.64
                               MSCI Pacific IX ID                         -26.41
                               MSCI Pacific IX ND                         -25.78
                               MSCI Pakistan IX GD                        -11.87
                               MSCI Pakistan IX ID                        -13.78
                               MSCI Peru IX GD                            -23.82
                               MSCI Peru IX ID                            -26.72
                               MSCI Philippines Fr Ixgd                   -45.01
                               MSCI Philippines Fr Ixid                   -45.29
                               MSCI Philippines IX GD                     -42.06
                               MSCI Philippines IX ID                     -42.46
                               MSCI Portugal IX GD                         -9.90
                               MSCI Portugal IX ID                        -12.17
                               MSCI Russia IX GD                          -30.03
                               MSCI Russia IX ID                          -30.39
                               MSCI Sing/Mlysia IX GD                     -27.72
                               MSCI Sing/Mlysia IX ID                     -28.65
                               MSCI Sing/Mlysia IX ND                     -27.72
                               MSCI Singapore Fr IX GD                    -27.72
                               MSCI Singapore Fr IX ID                    -28.65
                               MSCI South Africa IX GD                    -17.19
                               MSCI South Africa IX ID                    -19.60
                               MSCI Spain IX GD                           -15.54
                               MSCI Spain IX ID                           -16.83
                               MSCI Spain IX ND                           -15.86
                               MSCI Sri Lanka IX GD                       -40.73
                               MSCI Sri Lanka IX ID                       -43.91
                               MSCI Sweden IX GD                          -21.01
                               MSCI Sweden IX ID                          -21.94
                               MSCI Sweden IX ND                          -21.29
                               MSCI Swtzrlnd IX GD                          6.38
                               MSCI Swtzrlnd IX ID                          4.88
                               MSCI Swtzrlnd IX ND                          5.85
                               MSCI Taiwan IX GD                          -44.90
                               MSCI Taiwan IX ID                          -45.35
                               MSCI Thailand IX GD                        -52.60
                               MSCI Thailand IX ID                        -53.21
                               MSCI Turkey IX GD                          -45.65
                               MSCI Turkey IX ID                          -46.16
                               MSCI UK IX GD                              -11.53
                               MSCI UK IX ID                              -13.55
                               MSCI UK IX ND                              -11.53
                               MSCI USA IX GD                             -12.54
                               MSCI USA IX ID                             -13.56
                               MSCI USA IX ND                             -12.84
                               MSCI Venezuela IX GD                         4.47
                               MSCI Venezuela IX ID                         0.78
                               MSCI World - UK IX GD                      -13.11
                               MSCI World - UK IX ID                      -14.16
                               MSCI World - UK IX ND                      -13.40
                               MSCI World - USA IX GD                     -13.16
                               MSCI World - USA IX ID                     -14.40
                               MSCI World - USA IX ND                     -13.37
                               MSCI World Free IX ND                      -13.18
                               MSCI World GDP Wt IX ID                    -14.90
                               MSCI WORLD GROWTH IX ID                    -26.12
                               MSCI World IX Free ID                      -14.05

                               MSCI World IX GD                           -12.92
                               MSCI World IX ID                           -14.05
                               MSCI World IX ND                           -13.18
                               MSCI WORLD VALUE IX ID                      -1.30
                               MSCI WORLD-USA GR IX GD                    -24.09
                               MSCI World-USA VL IX GD                     -1.59
                               MSCI Wrld - Austrl IX GD                   -12.97
                               MSCI Wrld - Austrl IX ID                   -14.08
                               MSCI Wrld - Austrl IX ND                   -13.22
                               MSCI WRLD EX USA SC ID                      -8.84
                               MSCI WRLD FINANCIALS GD                     10.62
                               MSCI WRLD FINANCIALS ID                      8.48
                               MSCI WRLD HEALTHCARE GD                     26.96
                               MSCI WRLD HEALTHCARE ID                     25.54
                               MSCI WRLD INFO TECH GD                     -41.69
                               MSCI WRLD INFO TECH ID                     -41.80
                               MSCI WRLD TECH HDWR GD                     -34.84
                               MSCI WRLD TECH HDWR ID                     -34.98
                               MSCI WRLD TELECOM GD                       -42.49
                               MSCI WRLD TELECOM ID                       -41.72
                               NASDAQ 100 IX P                            -36.84
                               NASDAQ Bank IX P                            14.67
                               NASDAQ Composite IX P                      -39.29
                               NASDAQ Industrial IX P                     -33.76
                               NASDAQ Insurance IX P                       15.67
                               NASDAQ Natl Mkt Cmp IX                     -39.27
                               NASDAQ Natl Mkt Ind IX                     -33.73
                               NASDAQ Transport IX P                       16.14
                               Nikkei 225 Avg:Yen P                       -27.19
                               NYSE Composite P                             1.01
                               NYSE Finance IX P                           25.23
                               NYSE Industrials IX P                       -3.01
                               NYSE Transportation IX                      -0.84
                               NYSE Utilities IX P                        -13.81
                               OSLO SE TOT:FMK IX P                        -1.68
                               Philippines Composite IX                   -30.26
                               PSE Technology IX P                        -16.22
                               Russell 1000 Grow IX Tr                    -22.42
                               Russell 1000 IX P                           -8.84
                               Russell 1000 IX Tr                          -7.79
                               Russell 1000 Value IX Tr                     7.01
                               Russell 2000 Grow IX Tr                    -22.43
                               Russell 2000 IX P                           -4.20
                               Russell 2000 IX Tr                          -3.02
                               Russell 2000 Value IX Tr                    22.83
                               Russell 3000 IX P                           -8.52
                               Russell 3000 IX Tr                          -7.46
                               Russell Midcap G IX TR                     -11.75
                               Russell Midcap IX Tr                         8.25
                               Russell Midcap V  IX TR                     19.18
                               S & P 100 Index P                          -13.42
                               S & P 500 Daily Reinv                       -9.10
                               S & P 500 Index P                          -10.14
                               S & P 500 Mnthly Reinv                      -9.10
                               S & P 600 Index P                           11.02
                               S & P 600 Index Tr                          11.80
                               S & P Financial IX P                        23.83
                               S & P Financial IX Tr                       26.08
                               S & P Industrial IX Tr                     -16.25
                               S & P Industrials P                        -17.05
                               S & P Midcap 400 IX P                       16.21
                               S & P Midcap 400 IX Tr                      17.50

                               S & P Transport Index P                     16.88
                               S & P Transport IX Tr                       18.52
                               S & P Utility Index P                       54.30
                               S & P Utility Index Tr                      59.67
                               S & P/Barra Growth IX Tr                   -22.08
                               S & P/BARRA MC G IX TR                       9.16
                               S & P/BARRA MC V IX TR                      27.84
                               S & P/BARRA SC G IX TR                       0.57
                               S & P/BARRA SC V IX TR                      20.86
                               S & P/Barra Value IX Tr                      6.08
                               SB Cr-Hdg Nn-US Wd IX Tr                     9.64
                               SB Cr-Hdg Wd Gv Bd IX Tr                    10.67
                               SB Non-US Wd Gv Bd IX Tr                    -2.63
                               SB Wd Gv Bd:Austrl IX Tr                    -3.71
                               SB Wd Gv Bd:Germny IX Tr                     0.51
                               SB Wd Gv Bd:Japan IX Tr                     -8.47
                               SB Wd Gv Bd:UK IX Tr                         1.02
                               SB Wd Gv Bd:US IX Tr                        13.48
                               SB World Govt Bond IX Tr                     1.59
                               SB World Money Mkt IX Tr                    -2.74
                               Straits Times Index                        -22.08
                               SWISS PERF:SFR IX TR                        11.91
                               TAIWAN SE:T$ IX P                          -46.04
                               T-Bill 1 Year Index Tr                       5.96
                               T-Bill 3 Month Index Tr                      5.99
                               T-Bill 6 Month Index Tr                      6.08
                               Thailand Set Index                         -44.14
                               TOKYO 2ND SCT:YEN IX P                     -25.80
                               TOKYO SE(TOPIX):YEN IX P                   -25.46
                               TORONTO 300:C$ IX P                          6.18
                               TORONTO SE 35:C$ IX P                       17.62
                               Value Line Cmp IX-Arth                       9.65
                               Value Line Cmp IX-Geom                      -8.72
                               Value Line Industrl IX                      -9.41
                               Value Line Railroad IX                       9.65
                               Value Line Utilties IX                      10.30

The National Association
of Real Estate Investment
Trust:

                               Real Estate Investment Trust Index          26.36

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

PART C.  OTHER INFORMATION

ITEM 23. EXHIBITS.
         [Note: As used herein, the term "PEA" refers to a post-effective amendment to the Registration Statement of the Registrant on Form N-1A under the Securities Act of 1933, No. 33-02633.]

(a) Amended and Restated Declaration of Trust dated July 28, 2000. (Exhibit to PEA #41)*

(b)(1) By-Laws of Registrant as amended through 2/3/93. (Exhibit 2 to PEA #29.)*
   (2) Amendment to By-Laws dated 2/4/98.  (Exhibit 2(b) to PEA
       #38.)*
   (3) Amendment to By-Laws dated 2/8/00.  (Exhibit (b)(3) to PEA
       #42.)*
   (4) Amendment to By-Laws dated 9/28/00.  (Exhibit (b)(4) to PEA
       #42.)*
   (5) Amendment to By-Laws dated 6/20/01.  (Exhibit (b)(5) to PEA
       #43.)*

(c)    Form of Specimen of Share Certificate - filed as Exhibit 4 in Part C,
       Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty Funds Trust IV, (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

(d)    Management Agreement between SR&F Base Trust and Stein Roe
       & Farnham Incorporated ("Stein Roe") dated 8/15/95, as amended through 6/28/99. (Exhibit (d) to PEA # 39)*

(e) Underwriting agreement between Registrant and Liberty Funds Distributor, Inc. dated 8/4/99. (Exhibit (e) to PEA #39)*

(f)    None.

(g) Custodian contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

(h)(1) Administrative Agreement between Registrant and Stein Roe dated 7/1/96 as amended through 2/2/98. (Exhibit (h)(1) to PEA # 39)*
   (2)(a) Accounting and Bookkeeping Agreement between Registrant and Stein Roe dated 8/3/99. (Exhibit (h)(2) to PEA #39.)*
      (b) Amendment to Accounting and Bookkeeping Agreement between Registrant and Stein Roe dated 7/1/01. (Exhibit (h)(2)(b) to PEA #43.)*
   (3)(a) Restated Transfer Agency Agreement between Registrant and
          SteinRoe Services Inc. dated 8/1/95 as amended through 3/31/99. (Exhibit (h)(3) to PEA #39.)*
      (b) Joinder and Release Agreement with respect to Agency Agreement dated 12/18/00. (Exhibit (h)(3)(b) to PEA #43.)*
      (c) Amendment to Restated Transfer Agency Agreement dated 7/1/01. (Exhibit (h)(3)(c) to PEA #43.)*

(i)(1) Opinions and consents of Ropes & Gray. (Exhibit 10(a) to PEA #29.)*
   (2) Opinions and consents of Bell, Boyd & Lloyd with respect to SteinRoe Cash Reserves(now named Stein Roe Cash Reserves Fund)SteinRoe Intermediate Bond Fund (now named Stein Roe Intermediate Bond Fund) and SteinRoe Income Fund (now named Stein Roe Income Fund.) (Exhibit 10(b) to PEA #29.)*

   (3) Opinion and consent of Bell, Boyd & Lloyd with respect to the series Stein Roe High Yield Fund. (Exhibit 10(c) to PEA #30.)*

   (4) Consent of Bell Boyd & Lloyd LLC.

(j)(1) Consent of Ernst & Young LLP.
   (2) Consent of Morningstar, Inc.  (Exhibit 11(b) to PEA #29.)*

(k)    None.

(l)    Not Applicable.

(m) Rule 12b-1 Plan dated 8/3/99, as amended 6/18/01. (Exhibit (m) to PEA #43.)*

(n)    Not Applicable.

(o)    Rule 18f-3 Plan.  (Exhibit (n) to PEA #39.)*

(p) Code of Ethics of Stein Roe, the Funds and Liberty Funds Distributor, Inc. - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 25, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

*Incorporated by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
          REGISTRANT.

None.

ITEM 25.  INDEMNIFICATION.

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit
(a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Unless otherwise permitted under the 1940 Act, (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement among the Registrant, its transfer agent and its investment adviser, the Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Registrant's investment adviser against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the investment adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the investment adviser.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Stein Roe & Farnham Incorporated ("Stein Roe"), the investment adviser, is a wholly owned subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Liberty Financial Services, Inc., which in turn is a wholly owned subsidiary of Liberty Financial Companies, Inc., which in turn is a majority-owned subsidiary of LFC Management Corporation, which in turn is a wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a wholly owned subsidiary of LFC Holdings, Inc., which in turn is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly owned subsidiary of Liberty Mutual Insurance Company. Stein Roe acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to the Registrant, it also acts as investment adviser to other investment companies having different investment policies.

For a two-year business history of officers and directors of Stein Roe, please refer to the Form ADV of Stein Roe & Farnham Incorporated and to the section of the statement of additional information (Part B) entitled "Investment Advisory and Other Services."

ITEM 27.  PRINCIPAL UNDERWRITERS.


(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Liberty-Stein Roe Advisor Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Liberty Variable Investment Trust, Liberty-Stein Roe Funds Trust, Liberty Floating Rate Advantage Fund, Wanger Advisors Trust and Liberty Acorn Trust.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Anguilla, Carol        Clerk                 None

Antone, Louis E.       V.P.                  None

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Bartlett, John         Managing Director     None

Bertrand, Thomas       V.P.                  None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Bruneau, Brian         Sr. V.P.              None

Burtman, Stacy         Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Carinio, Angela        V.P.                  None

Carroll, Sean          V.P.                  None

Chrzanowski, Daniel    V.P.                  None

Clapp, Elizabeth A.    Managing Director     None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Costello, Matthew      V.P.                  None

Couto, Scott           V.P.                  None

Cox, Michael           V.P.                  None

Davey, Cynthia         Sr. V.P.              None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Donohue, Jordan        V.P.                  None

Downey, Christopher    V.P.                  None

Dupree, Robert         V.P.                  None

Ellis, Thomas          V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Evitts, Stephen        V.P.                  None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fifield, Robert        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    President
                        of the Board

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Harrell, John          V.P.                  None

Harrington, Tom        Sr. V.P.              None

Hartnett, Kelly        V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Huennekens, James      V.P.                  None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Ives, Curt             V.P.                  None

Jackson, Lyman         V.P.                  None

Jarstfer, Marlys       V.P.                  None

Johnston, Kenneth      V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Kelson, David W.       Sr. V.P.              None

Kelson, Jr., David     V.P.                  None

Lal, Ishwar            V.P.                  None

Lewis, Blair           V.P.                  None

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

McGlinn, Stephen       V.P.                  None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Donnell, John        V.P.                  None

O'Shea, Kevin          Managing Director     None

Palombo, Joseph R.     Director              Trustee and
                                               Chairman of the Board

Perullo, Deborah       V.P.                  None

Piken, Keith           Sr. V.P.              None

Place, Jeffrey         Managing Director     None

Raftery-Arpino, Linda  Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Riegel, Joyce          V.P.                  None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schomburg, James       V.P.                  None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Sippel, Dick           Managing Director     None

Smith, Darren          V.P.                  None

Snyder, Kimberly       V.P.                  None

Soester, Trisha        V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Sweeney, Maureen       V.P.                  None

Tambone, James         CEO; Co-President     None

Tasiopoulos, Lou       Co-President          None

Torrisi, Susan         V.P.                  None

Tressler, Ronald       V.P.                  None

Tufts, Peter           V.P.                  None

Turcotte, Frederick J. V.P.                  None

Vail, Norman           V.P.                  None

VanEtten, Keith H.     Sr. V.P.              None

Wagner, Rebecca        V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

White, John            V.P.                  None

Widder, Mary-Lee       V.P.                  None

Yates, Susan           V.P.                  None

Young, Deborah         Sr. V.P.              None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.



ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent, Liberty Funds Services, Inc., located at One Financial Center, Boston, MA 02111 or custodian, State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, MA 02171.

ITEM 29.  MANAGEMENT SERVICES.

None.

ITEM 30.  UNDERTAKINGS.

None.

                               ******************

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Liberty-Stein Roe Funds Income Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Liberty-Stein Roe Funds Income Trust, certifies that it meets all of the requirements for effectiveness of these Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 44 to its Registration Statement under the Securities Act of 1933 and Amendment No. 45 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 26th day of October, 2001.

                                         LIBERTY-STEIN ROE FUNDS INCOME TRUST



                                        By  /s/STEPHEN E. GIBSON
                                        Stephen E. Gibson
                                        President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated:

Signatures                      Title                 Date
------------------------    -------------------  --------------




/s/STEPHEN E. GIBSON        President           October 26, 2001
Stephen E. Gibson           (Principal
                            Executive Officer)



/s/J. KEVIN CONNAUGHTON     Chief Financial     October 26, 2001
J. Kevin Connaughton        Officer (Principal
                            Financial Officer)




/s/VICKI L. BENJAMIN        Chief Accounting    October 26, 2001
Vicki L. Benjamin           Officer (Principal
                            Accounting Officer)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the undersigned certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of October, 2001.

                                     SR&F BASE TRUST



                                     By   /s/STEPHEN E. GIBSON
                                          Stephen E. Gibson
                                          President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated:

Signature                       Title                 Date
------------------------    -------------------  --------------




/s/STEPHEN E. GIBSON        President           October 26, 2001
Stephen E. Gibson           (Principal
                            Executive Officer)



/s/J. KEVIN CONNAUGHTON     Chief Financial     October 26, 2001
J. Kevin Connaughton        Officer (Principal
                            Financial Officer)




/s/VICKI L. BENJAMIN        Chief Accounting    October 26, 2001
Vicki L. Benjamin           Officer (Principal
                            Accounting Officer)

DOUGLAS A. HACKER*                         Trustee
------------------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                      Trustee
------------------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                           Trustee
---------------------------
Richard W. Lowry


SALVATORE MACERA*                           Trustee
Salvatore Macera


WILLIAM E. MAYER*                           Trustee       /s/ROBERT R. LEVEILLE
----------------
William E. Mayer                                             Robert R. Leveille
                                                             Attorney-in-fact
                                                             October 26, 2001

DR. CHARLES R. NELSON*                      Trustee
------------------------------------
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*                          Trustee
------------------------------------
John J. Neuhauser


JOSEPH R. PALOMBO*                          Trustee
------------------------------------
Joseph R. Palombo


THOMAS E. STITZEL*                          Trustee
------------------------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                         Trustee
------------------------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                          Trustee
------------------------------------
Anne-Lee Verville

                                  EXHIBIT INDEX


(i)(4) Consent of Bell Boyd & Lloyd LLC.

(j)(1) Consent of Ernst & Young LLP.